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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2011 through October 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                        Pioneer Global High
                        Yield Fund


--------------------------------------------------------------------------------
                        Annual Report | October 31, 2012
--------------------------------------------------------------------------------



                        Ticker Symbols:

                        Class A     PGHYX
                        Class B     PGHBX
                        Class C     PGYCX
                        Class Y     GHYYX
                        Class Z     PGHZX

                        [LOGO] PIONEER
                               Invesments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                        2

Portfolio Management Discussion                                              4

Portfolio Summary                                                            9

Prices and Distributions                                                    10

Performance Update                                                          11

Comparing Ongoing Fund Expenses                                             16

Schedule of Investments                                                     18

Financial Statements                                                        54

Notes to Financial Statements                                               63

Report of Independent Registered Public Accounting Firm                     75

Trustees, Officers and Service Providers                                    76

                     Pioneer Global High Yield Fund | Annual Report | 10/31/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*  Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Global High Yield Fund | Annual Report | 10/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/12 3

Portfolio Management Discussion | 10/31/12

In a low-interest-rate environment, the demand for higher-yielding investment opportunities remained strong during most of the 12 months ended October 31, 2012. Corporate high-yield bonds and other credit-sensitive securities performed well during the period, despite some interim market fallbacks caused by investors' concerns about potential economic weakness in the U.S. and China, and worries about the possible contagion effects of the ongoing sovereign-debt problems in Europe. In the following interview, lead portfolio manager Andrew Feltus and assistant portfolio manager Tracy Wright discuss the factors that affected the performance of Pioneer Global High Yield Fund during the 12-month period. Mr. Feltus, senior vice president and portfolio manager at Pioneer, and Ms. Wright, senior vice president and portfolio manager at Pioneer, are responsible for the daily management of the Fund.

Q   How did the Fund perform during the 12 months ended October 31, 2012?

A Pioneer Global High Yield Fund's Class A shares returned 11.89% at net asset value during the 12 months ended October 31, 2012, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML Global High Yield and Emerging Markets Plus Index, returned 13.18% and 14.67%, respectively. During the same 12-month period, the average return of the 503 mutual funds in Lipper's High Current Yield Funds category was 12.26%.

Q Could you describe the investment environment for fixed-income securities during the 12 months ended October 31, 2012?

A Credit-sensitive, high-yielding debt generated solid returns during the 12-month period. The backdrop for high-yield investing was positive early in the period as investors grew more confident that the global economic recovery would continue. The market suffered a setback, however, in April and May of 2012, as investors' worries about the sovereign-debt problems in Greece, Spain, and several other European nations heightened. Fears grew about the potential contagion effects that a recession in Europe could have on the world economy. The concerns were compounded when some corporations in the United States began announcing disappointing profit growth.

    Amid the worries about economic weakness, corporate bonds and other credit-sensitive investments produced lackluster results through much of the summer of 2012, until the announcements by major central banks-- particularly the European Central Bank (ECB) and the U.S. Federal Reserve Board (the Fed)--of their intentions to inject more liquidity into the global financial system to encourage job creation and stimulate economic growth.

4 Pioneer Global High Yield Fund | Annual Report | 10/31/12

    The ECB announced in August 2012 that it could become more active in buying the short-term debt of peripheral European nations, including Greece and Spain, in an effort to keep borrowing rates low for national governments on the Continent. Shortly after that, the Fed announced its third round of quantitative easing ("QE3") in an effort to encourage lower interest rates through the purchasing of mortgage-backed securities in the open market. Additionally, monetary authorities in China announced that they, too, were lowering short-term interest rates and easing credit conditions.

    The combination of the central banks' announcements helped trigger a sharp rally in the financial markets, and high-yield and other credit-sensitive securities outperformed through the end of the period in October.

    While economic benchmarks did not signal robust growth, evidence of improving economic conditions and progress in new-job creation proved sufficient to dampen investors' fears that the world economy might fall into a double-dip recession. U.S. high-yield bonds performed very well during the market rally, but the strongest returns came from the emerging markets. Emerging market debt rebounded sharply after producing lackluster returns earlier in the period--struggles that were the result of concerns about the strength of the global economy and worries that the sovereign-debt problems of Argentina might be indicative of wider problems in other emerging markets.

Q How did you position the Fund during the 12 months ended October 31, 2012, and how did the positioning affect the Fund's underperformance relative to its two BofA ML benchmarks during the period?

A The Fund performed well during the period, especially during the 10 months of the period occurring in calendar year 2012, but benchmark-relative results for the full fiscal year dating back to November 1, 2011, were adversely affected by one disappointing investment, as the Fund's holdings in airport facility securities backed by American Airlines went down in value after AMR, the parent company of the airline, unexpectedly filed for bankruptcy protection in November 2011.

    Overall, domestic high-yield corporate bonds, which represented the largest component of the portfolio, contributed positively to the Fund's relative performance, which also was supported by portfolio exposure to emerging market debt, a strong performer during the period (outside of Argentina).

    Also holding back benchmark-relative results somewhat was the Fund's exposure to bank loans. While the portfolio's bank-loan investments performed well, they produced lower yields, in general, than high-yield bonds. About 8% of the Fund's net assets were invested in floating-rate bank loans as of October 31, 2012.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/12 5

    The Fund's underweight to the euro had a negative effect on relative performance as well during 2012, when the euro rallied against the U.S. dollar, but the Fund's holdings in underlying European high-yield corporate bonds, nevertheless, performed very well.

    As of October 31, 2012, U.S. high-yield corporates represented the largest allocation in the Fund's portfolio, at 30.1% of net assets, with U.S. investment-grade corporates representing another 2.8%. Floating-rate bank loans accounted for 8.0% of the Fund's net assets, while emerging market corporates represented another 23.5% of net assets, supplemented by a 5.2% weighting in emerging market sovereign debt. High-yield corporate bonds issued by companies in developed foreign nations accounted for an additional 13.6% of net assets. The Fund also had exposures to convertible bonds (6.5% of net assets) and event-linked (catastrophe) bonds (3.5% of net assets).

Q What individual securities, aside from AMR Corporation, had the biggest effect on the Fund's performance during the 12 months ended October 31, 2012?

A The Fund's emerging market corporate bond holdings performed particularly well during the period, with strong results coming from a diverse number of positions, including MIE Holdings, a Chinese energy company; Bio Pappel, a Mexican packaging company; and Vedanta Resources, an Indian metals and mining corporation. Another solid contributor in the Fund's portfolio was the debt of Cemex, the Mexico-based global building materials corporation. The securities gained in value after Cemex solidified its finances by selling off part of its Latin American operations.

    Among the Fund's U.S. holdings, securities issued by BWAY, a packaging firm, appreciated in value after private-equity investors made a buyout proposal. Elsewhere, the Fund's investment in the bonds of Basell Finance, a subsidiary of the Dutch chemical company LyondellBasell, performed well as Lyondell's debt was upgraded to investment grade during the 12-month period.

    In addition to the disappointing performance from the AMR-related debt, the Fund's investments in Argentina also detracted from results during the period as Argentinian debt fell out of favor due to lack of investor confidence in the government's policies, with the nationalization of energy firm YPF's assets a particular concern. YPF is a subsidiary of Spanish energy firm Repsol. As a result, the Fund's positions in the corporate debt of Argentinian companies Banco Macro and Edenor declined in value.

6 Pioneer Global High Yield Fund | Annual Report | 10/31/12

Q Did the use of derivatives affect the Fund's performance during the 12 months ended October 31, 2012?

A The Fund did invest in some currency forward contracts, which were used to reduce the risks of changes in the relative values of currencies. The contracts had a slightly positive effect on the Fund's performance.

Q   What is your investment outlook?

A The short-term outlook is clouded by uncertainties about whether the United States' elected leaders in Washington can reach an agreement on solving the approaching "fiscal cliff" scenario. At the conclusion of the national elections, the President and the Congress faced three significant financial challenges: potentially increasing the nation's debt ceiling; sequestration, which calls for unspecified, but deep and automatic across-the-board spending cuts in the absence of some budget agreement; and the expiration of the Bush-era tax cuts. The automatic spending cuts and the expiration of the Bush-era tax cuts both are scheduled to occur at the end of 2012.

    If there is a successful resolution to the debate over the looming policy issues, we believe we should see less volatility in the markets and a return to a focus on fundamental investment principles. While the U.S. economy's growth, as measured by gross domestic product (GDP), clearly slowed in the first and second quarters of 2012, we believe the prospects for improving conditions are good. In fact, GDP growth for the third quarter recently was revised upward to roughly 2.7%. The more accommodative policy stances taken by the major central banks in the U.S., Europe, China and Japan also should help to encourage economic expansion and an improvement in corporate profits.

    In an environment of extremely low interest rates, we think there should be continuing investor appetite for corporate bonds and other credit-sensitive securities that offer yield premiums greater than those available in the high-grade debt market. Nevertheless, the low absolute level of interest rates does limit the total-return potential of fixed-income investments in general.

    In addition to our emphasis on corporate bonds in the Fund, we continue to favor having healthy portfolio exposures to bank loans and catastrophe bonds, both of which have floating interest rates. Although the two groups did not perform as well as high-yield bonds during the past fiscal year ended October 31, 2012, we believe their prospects should improve over the next two to three years, especially if interest rates start to rise and floating-rate securities start paying out higher yields. Catastrophe bonds also may fare well in the shorter term, as they were not seriously affected by the recent hurricane season. Even October's devastating Hurricane Sandy did not have a major impact on catastrophe bonds, as private insurers did not bear most of the effects of the damage inflicted on the U.S. East Coast.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/12 7

    The Funds remains underweight to Europe, but we intend to continue to look for individual investment opportunities there. We believe the most interesting growth opportunities may lie in the emerging markets, where many nations have strong balance sheets, disciplined fiscal and monetary policies, and attractive real interest rates. There are, however, areas of concern in the emerging markets, such as Argentina, where investors need to be attentive to corporate-governance problems.

    Looking ahead, we will seek to identify potential investment opportunities for the Fund created by growth in the emerging markets and potential weakness in the U.S. dollar and the euro.

Please refer to the Schedule of Investments on pages 18-53 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed securities will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Global High Yield Fund | Annual Report | 10/31/12

Portfolio Summary | 10/31/12

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of long-term securities, based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

B                                                            41.5%
BB                                                           22.7%
CCC                                                          16.4%
Not Rated                                                     8.5%
BBB                                                           8.2%
A                                                             1.3%
AAA                                                           0.6%
Cash Equivalents                                              0.6%
AA                                                            0.2%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                             50.9%
Cayman Islands                                                             8.4%
Mexico                                                                     5.0%
Luxembourg                                                                 4.1%
Netherlands                                                                3.6%
Argentina                                                                  3.4%
Ireland                                                                    3.3%
Canada                                                                     2.3%
United Kingdom                                                             2.3%
Brazil                                                                     2.1%
Bermuda                                                                    1.7%
Indonesia                                                                  1.4%
Peru                                                                       1.2%
Singapore                                                                  1.1%
Norway                                                                     1.0%
Other (individually less than 1%)                                          8.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

   1.   Minerva Overseas II, Ltd., 10.875%, 11/15/19 (144A)                     1.14%
-------------------------------------------------------------------------------------
   2.   Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15                          0.91
-------------------------------------------------------------------------------------
   3.   Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                             0.89
-------------------------------------------------------------------------------------
   4.   Ford Motor Co., 4.25%, 11/15/16                                         0.88
-------------------------------------------------------------------------------------
   5.   Intelsat Luxembourg SA, 11.5%, 2/4/17 (144A) (PIK)                      0.83
-------------------------------------------------------------------------------------
   6.   Goldman Sachs Capital II, Floating Rate Note, 6/1/43                    0.81
-------------------------------------------------------------------------------------
   7.   PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)      0.77
-------------------------------------------------------------------------------------
   8.   Alliance One International, Inc., 10.0%, 7/15/16                        0.76
-------------------------------------------------------------------------------------
   9.   Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                            0.75
-------------------------------------------------------------------------------------
  10.   EP Energy LLC, 9.375%, 5/1/20 (144A)                                    0.75
-------------------------------------------------------------------------------------

* The list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/12 9

Prices and Distributions | 10/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     10/31/12                     10/31/11
--------------------------------------------------------------------------------
           A                        $10.13                       $ 9.83
--------------------------------------------------------------------------------
           B                        $10.14                       $ 9.83
--------------------------------------------------------------------------------
           C                        $10.10                       $ 9.80
--------------------------------------------------------------------------------
           Y                        $ 9.96                       $ 9.66
--------------------------------------------------------------------------------
           Z                        $10.43                       $10.11
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-10/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment          Short-Term           Long-Term
       Class             Income            Capital Gains        Capital Gains
--------------------------------------------------------------------------------
         A              $0.8095                $ --                 $ --
--------------------------------------------------------------------------------
         B              $0.7304                $ --                 $ --
--------------------------------------------------------------------------------
         C              $0.7429                $ --                 $ --
--------------------------------------------------------------------------------
         Y              $0.8307                $ --                 $ --
--------------------------------------------------------------------------------
         Z              $0.8597                $ --                 $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-15.

10 Pioneer Global High Yield Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                          Net Asset            Public Offering
Period                    Value (NAV)          Price (POP)
--------------------------------------------------------------------------------
10 Years                  11.44%               10.93%
5 Years                    6.04                 5.07
1 Year                    11.89                 6.89
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                BofA ML Global High
                   Pioneer Global       BofA ML High Yield      Yield and Emerging
                   High Yield Fund      Master II Index         Markets Plus Index
10/31/2002         $   9,550            $  10,000               $  10,000
10/31/2003         $  13,909            $  13,310               $  13,469
10/31/2004         $  15,970            $  14,927               $  15,331
10/31/2005         $  17,330            $  15,518               $  16,244
10/31/2006         $  19,430            $  17,122               $  18,130
10/31/2007         $  21,042            $  18,294               $  19,665
10/31/2008         $  14,424            $  13,443               $  14,457
10/31/2009         $  20,707            $  20,002               $  21,882
10/31/2010         $  25,089            $  23,847               $  25,736
10/31/2011         $  25,213            $  25,003               $  26,595
10/31/2012         $  28,210            $  28,298               $  30,496

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 11

Performance Update | 10/31/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                          If                   If
Period                    Held                 Redeemed
--------------------------------------------------------------------------------
Life-of-class
(11/21/03)                 7.19%               7.19%
5 Years                    5.24                5.24
1 Year                    11.10                7.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                BofA ML Global High
                   Pioneer Global       BofA ML High Yield      Yield and Emerging
                   High Yield Fund      Master II Index         Markets Plus Index
11/30/2003         $ 10,000             $  10,000               $  10,000
10/31/2004         $ 11,146             $  11,214               $  11,383
10/31/2005         $ 11,995             $  11,658               $  12,061
10/31/2006         $ 13,344             $  12,864               $  13,461
10/31/2007         $ 14,332             $  13,745               $  14,601
10/31/2008         $  9,743             $  10,100               $  10,734
10/31/2009         $ 13,875             $  15,027               $  16,247
10/31/2010         $ 16,706             $  17,916               $  19,108
10/31/2011         $ 16,651             $  18,784               $  19,746
10/31/2012         $ 18,500             $  21,260               $  22,643

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global High Yield Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                          If                   If
Period                    Held                 Redeemed
--------------------------------------------------------------------------------
Life-of-class
(11/21/03)                 7.17%                7.17%
5 Years                    5.30                 5.30
1 Year                    11.17                11.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                BofA ML Global High
                   Pioneer Global       BofA ML High Yield      Yield and Emerging
                   High Yield Fund      Master II Index         Markets Plus Index
11/30/2003         $  10,000            $  10,000               $  10,000
10/31/2004         $  11,079            $  11,214               $  11,383
10/31/2005         $  11,921            $  11,658               $  12,061
10/31/2006         $  13,267            $  12,864               $  13,461
10/31/2007         $  14,260            $  13,745               $  14,601
10/31/2008         $   9,685            $  10,100               $  10,734
10/31/2009         $  13,807            $  15,027               $  16,247
10/31/2010         $  16,628            $  17,916               $  19,108
10/31/2011         $  16,607            $  18,784               $  19,746
10/31/2012         $  18,462            $  21,260               $  22,643

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 13

Performance Update | 10/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                          If                   If
Period                    Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                  11.50%               11.50%
5 Years                    6.42                 6.42
1 Year                    12.35                12.35
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                                BofA ML Global High
                   Pioneer Global       BofA ML High Yield      Yield and Emerging
                   High Yield Fund      Master II Index         Markets Plus Index
10/31/2002         $   5,000,000        $   5,000,000           $    5,000,000
10/31/2003         $   7,279,251        $   6,665,132           $    6,734,296
10/31/2004         $   8,358,157        $   7,463,327           $    7,665,665
10/31/2005         $   9,069,794        $   7,758,813           $    8,122,193
10/31/2006         $  10,061,378        $   8,561,000           $    9,064,762
10/31/2007         $  10,878,725        $   9,147,148           $    9,832,576
10/31/2008         $   7,510,174        $   6,721,589           $    7,228,334
10/31/2009         $  10,797,829        $  10,000,837           $   10,940,968
10/31/2010         $  13,102,744        $  11,923,494           $   12,867,752
10/31/2011         $  13,213,504        $  12,501,305           $   13,297,303
10/31/2012         $  14,845,365        $  14,149,031           $   15,248,175

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005, would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global High Yield Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                          If                   If
Period                    Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                  11.90%               11.90%
5 Years                    6.90                 6.90
1 Year                    12.30                12.30
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                BofA ML Global High
                   Pioneer Global       BofA ML High Yield      Yield and Emerging
                   High Yield Fund      Master II Index         Markets Plus Index
10/31/2002         $  10,000            $  10,000               $  10,000
10/31/2003         $  14,559            $  13,310               $  13,469
10/31/2004         $  16,716            $  14,927               $  15,331
10/31/2005         $  18,140            $  15,518               $  16,244
10/31/2006         $  20,338            $  17,122               $  18,130
10/31/2007         $  22,054            $  18,294               $  19,665
10/31/2008         $  15,612            $  13,443               $  14,457
10/31/2009         $  22,432            $  20,002               $  21,882
10/31/2010         $  27,273            $  23,847               $  25,736
10/31/2011         $  27,417            $  25,003               $  26,595
10/31/2012         $  30,791            $  28,298               $  30,496

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007, would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2012, through October 31, 2012.

------------------------------------------------------------------------------------------------
Share Class                    A              B            C               Y               Z
------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00     $1,000.00      $1,000.00       $1,000.00       $1,000.00
Value on 5/1/12
------------------------------------------------------------------------------------------------
Ending Account            $1,058.76     $1,054.38      $1,054.24       $1,060.81       $1,060.53
Value (after expenses)
on 10/31/12
------------------------------------------------------------------------------------------------
Expenses Paid                 $5.69         $9.86          $9.19           $4.14           $4.56
During Period*
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.91%, 1.78%, 0.80%, and 0.88% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Global High Yield Fund | Annual Report | 10/31/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2012, through October 31, 2012.

---------------------------------------------------------------------------------------------
Share Class                    A              B            C              Y             Z
---------------------------------------------------------------------------------------------
Beginning Account         $1,000.00     $1,000.00      $1,000.00      $1,000.00     $1,000.00
Value on 5/1/12
---------------------------------------------------------------------------------------------
Ending Account            $1,019.61     $1,015.53      $1,016.19      $1,021.11     $1,020.71
Value (after expenses)
on 10/31/12
---------------------------------------------------------------------------------------------
Expenses Paid                 $5.58         $9.68          $9.02          $4.06         $4.47
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.91%, 1.78%, 0.80%, and 0.88% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 17

Schedule of Investments | 10/31/12 (Consolidated)

-------------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                  CONVERTIBLE CORPORATE BONDS -- 6.2%
                                                  ENERGY -- 1.2%
                                                  Oil & Gas Drilling -- 0.1%
          2,475,000                       NR/NR   Vantage Drilling Co., 7.875%,
                                                  9/1/42                                      $     2,920,500
-------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Exploration & Production -- 0.2%
          4,130,000                     BB-/Ba3   Chesapeake Energy Corp., 2.5%,
                                                  5/15/37                                     $     3,667,956
-------------------------------------------------------------------------------------------------------------
                                                  Coal & Consumable Fuels -- 0.9%
         19,320,000                       B+/NR   Alpha Appalachia Holdings, Inc.,
                                                  3.25%, 8/1/15                               $    18,269,475
          1,305,000                     CCC-/B2   James River Coal Co., 3.125%,
                                                  3/15/18                                             556,256
                                                                                              ---------------
                                                                                              $    18,825,731
                                                                                              ---------------
                                                  Total Energy                                $    25,414,187
-------------------------------------------------------------------------------------------------------------
                                                  MATERIALS -- 0.8%
                                                  Construction Materials -- 0.6%
         11,050,000                       NR/NR   Cemex SAB de CV, 3.75%, 3/15/18             $    11,719,906
-------------------------------------------------------------------------------------------------------------
                                                  Forest Products -- 0.2%
         14,559,000                       NR/NR   Sino-Forest Corp., 4.25%, 12/15/16
                                                  (144A) (c)                                  $     2,183,850
         12,150,000                       NR/WR   Sino-Forest Corp., 5.0%, 8/1/13 (c)               1,822,500
                                                                                              ---------------
                                                                                              $     4,006,350
                                                                                              ---------------
                                                  Total Materials                             $    15,726,256
-------------------------------------------------------------------------------------------------------------
                                                  CAPITAL GOODS -- 0.9%
                                                  Electrical Components & Equipment -- 0.1%
          1,250,000                        B/B2   General Cable Corp., 4.5%,
                                                  11/15/29 (Step)                             $     1,305,469
-------------------------------------------------------------------------------------------------------------
                                                  Construction & Farm Machinery &
                                                  Heavy Trucks -- 0.2%
          5,475,000                     CCC+/NR   Navistar International Corp., 3.0%,
                                                  10/15/14                                    $     4,770,094
-------------------------------------------------------------------------------------------------------------
                                                  Trading Companies & Distributors -- 0.6%
          5,123,000                        B/NR   WESCO International, Inc., 6.0%,
                                                  9/15/29                                     $    12,205,548
                                                                                              ---------------
                                                  Total Capital Goods                         $    18,281,111
-------------------------------------------------------------------------------------------------------------
                                                  AUTOMOBILES & COMPONENTS -- 0.9%
                                                  Automobile Manufacturers -- 0.9%
         12,029,000                    BB+/Baa3   Ford Motor Co., 4.25%, 11/15/16             $    17,705,184
                                                                                              ---------------
                                                  Total Automobiles & Components              $    17,705,184
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  FOOD, BEVERAGE & TOBACCO -- 0.1%
                                                  Tobacco -- 0.1%
          1,635,000                   CCC+/Caa2   Alliance One International, Inc.,
                                                  5.5%, 7/15/14                               $     1,557,338
                                                                                              ---------------
                                                  Total Food, Beverage & Tobacco              $     1,557,338
-------------------------------------------------------------------------------------------------------------
                                                  HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                                  Health Care Technology -- 0.1%
          3,485,000                       NR/NR   WebMD Health Corp., 2.5%,
                                                  1/31/18                                     $     2,949,181
                                                                                              ---------------
                                                  Total Health Care Equipment &
                                                  Services                                    $     2,949,181
-------------------------------------------------------------------------------------------------------------
                                                  REAL ESTATE -- 0.3%
                                                  Real Estate Operating Companies -- 0.3%
          3,805,000                       B-/B3   Forest City Enterprises, Inc., 4.25%,
                                                  8/15/18                                     $     3,971,469
          1,900,000                       B-/NR   Forest City Enterprises, Inc., 5.0%,
                                                  10/15/16                                          2,604,188
                                                                                              ---------------
                                                                                              $     6,575,657
                                                                                              ---------------
                                                  Total Real Estate                           $     6,575,657
-------------------------------------------------------------------------------------------------------------
                                                  SOFTWARE & SERVICES -- 0.0%+
                                                  Application Software -- 0.0%+
          1,025,000                       NR/NR   Mentor Graphics Corp., 4.0%,
                                                  4/1/31                                      $     1,160,172
                                                                                              ---------------
                                                  Total Software & Services                   $     1,160,172
-------------------------------------------------------------------------------------------------------------
                                                  TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                                  Computer Storage & Peripherals -- 0.2%
          4,435,000                       BB/NR   SanDisk Corp., 1.5%, 8/15/17                $     4,925,622
-------------------------------------------------------------------------------------------------------------
                                                  Electronic Components -- 0.1%
          1,605,000                      BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                                  5/15/41 (144A)                              $     1,101,431
                                                                                              ---------------
                                                  Total Technology Hardware &
                                                  Equipment                                   $     6,027,053
-------------------------------------------------------------------------------------------------------------
                                                  SEMICONDUCTORS &
                                                  SEMICONDUCTOR EQUIPMENT -- 1.4%
                                                  Semiconductor Equipment -- 0.5%
          3,400,000                   BBB-/Baa1   Lam Research Corp., 1.25%,
                                                  5/15/18                                     $     3,317,125
          5,515,000                     BBB-/NR   Novellus Systems, Inc., 2.625%,
                                                  5/15/41                                           6,704,172
                                                                                              ---------------
                                                                                              $    10,021,297
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 19

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Semiconductors -- 0.9%
          4,650,000                       NR/NR   JA Solar Holdings Co., Ltd., 4.5%,
                                                  5/15/13                                     $     4,391,344
         10,750,000                       NR/NR   ReneSola, Ltd., 4.125%, 3/15/18
                                                  (144A)                                            5,294,375
          3,687,000                       NR/NR   SunPower Corp., 4.75%, 4/15/14                    3,525,694
         11,919,000                       NR/NR   Suntech Power Holdings Co., Ltd.,
                                                  3.0%, 3/15/13                                     5,601,930
                                                                                              ---------------
                                                                                              $    18,813,343
                                                                                              ---------------
                                                  Total Semiconductors &
                                                  Semiconductor Equipment                     $    28,834,640
-------------------------------------------------------------------------------------------------------------
                                                  TELECOMMUNICATION SERVICES -- 0.2%
                                                  Integrated Telecommunication Services -- 0.2%
          2,485,000                       NR/NR   MasTec, Inc., 4.0%, 6/15/14                 $     3,774,094
                                                                                              ---------------
                                                  Total Telecommunication Services            $     3,774,094
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                                  (Cost $147,853,838)                         $   128,004,873
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                                  PREFERRED STOCKS -- 0.6%
                                                  CONSUMER SERVICES -- 0.0%+
                                                  Hotels, Resorts & Cruise Lines -- 0.0%+
             17,350                       NR/NR   Perseus Holding Corp., 14.0%,
                                                  4/15/14 (144A)                              $       936,900
                                                                                              ---------------
                                                  Total Consumer Services                     $       936,900
-------------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 0.6%
                                                  Other Diversified Financial Services -- 0.5%
            355,600          8.12       CCC+/B3   GMAC Capital Trust I, Floating Rate
                                                  Note, 2/15/40                               $     9,295,384
-------------------------------------------------------------------------------------------------------------
                                                  Consumer Finance -- 0.1%
              3,100                     CCC+/B3   Ally Financial, Inc., 7.0% (Perpetual)
                                                  (144A)                                      $     2,987,431
                                                                                              ---------------
                                                  Total Diversified Financials                $    12,282,815
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL PREFERRED STOCKS
                                                  (Cost $11,680,355)                          $    13,219,715
-------------------------------------------------------------------------------------------------------------
                                                  CONVERTIBLE PREFERRED STOCK -- 0.0%+
                                                  BANKS -- 0.0%+
                                                  Diversified Banks -- 0.0%+
                445                    BBB+/Ba1   Wells Fargo & Co., 7.5% (Perpetual)         $       556,250
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL CONVERTIBLE PREFERRED STOCK
                                                  (Cost $467,249)                             $       556,250
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
                      Rate (b)      Ratings
Shares                (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  COMMON STOCKS -- 1.1%
                                                  ENERGY -- 0.3%
                                                  Oil & Gas Drilling -- 0.1%
             46,147                               Rowan Companies Plc*                        $     1,463,321
-------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Equipment & Services -- 0.0%+
            248,438                               Sevan Marine ASA*                           $       653,715
-------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Exploration & Production -- 0.2%
         13,710,691                               Norse Energy Corp., ASA*                    $     3,295,030
                                                                                              ---------------
                                                  Total Energy                                $     5,412,066
-------------------------------------------------------------------------------------------------------------
                                                  MATERIALS -- 0.5%
                                                  Diversified Metals & Mining -- 0.3%
          6,615,974                               Blaze Recycling & Metals LLC
                                                  (Class A) Units (d)*                        $     2,977,188
             95,846                               Freeport-McMoRan Copper &
                                                  Gold, Inc.                                        3,726,492
                                                                                              ---------------
                                                                                              $     6,703,680
-------------------------------------------------------------------------------------------------------------
                                                  Steel -- 0.1%
            134,106                               Vale SA (A.D.R.)                            $     2,385,746
-------------------------------------------------------------------------------------------------------------
                                                  Forest Products -- 0.1%
            244,090                               Ainsworth Lumber Co., Ltd.*                 $       658,944
                                                                                              ---------------
                                                  Total Materials                             $     9,748,370
-------------------------------------------------------------------------------------------------------------
                                                  CAPITAL GOODS -- 0.0%+
                                                  Building Products -- 0.0%+
                894                               Panolam Holdings Co.* (d)                   $       522,096
                                                                                              ---------------
                                                  Total Capital Goods                         $       522,096
-------------------------------------------------------------------------------------------------------------
                                                  TRANSPORTATION -- 0.1%
                                                  Marine -- 0.1%
          2,370,345                               Horizon Lines, Inc.*                        $     3,128,855
                                                                                              ---------------
                                                  Total Transportation                        $     3,128,855
-------------------------------------------------------------------------------------------------------------
                                                  AUTOMOBILES & COMPONENTS -- 0.2%
                                                  Auto Parts & Equipment -- 0.2%
             99,863                               Lear Corp.                                  $     4,254,164
                                                                                              ---------------
                                                  Total Automobiles & Components              $     4,254,164
-------------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 0.0%+
                                                  Other Diversified Financial
                                                  Services -- 0.0%+
             24,638                               BTA Bank JSC (G.D.R.) (144A)*               $        38,386
                                                                                              ---------------
                                                  Total Diversified Financials                $        38,386
-------------------------------------------------------------------------------------------------------------
                                                  REAL ESTATE -- 0.0%+
                                                  Real Estate Development -- 0.0%+
            159,647                               Newhall Land Development LLC*               $       247,453
                                                                                              ---------------
                                                  Total Real Estate                           $       247,453
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 21

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
                      Rate (b)      Ratings
Shares                (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  SOFTWARE & SERVICES -- 0.0%+
                                                  Data Processing & Outsourced
                                                  Services -- 0.0%+
             33,046                               Perseus Holdings, Ltd.*                     $        82,615
                                                                                              ---------------
                                                  Total Software & Services                   $        82,615
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS
                                                  (Cost $34,955,511)                          $    23,434,005
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------------
                                                  ASSET BACKED SECURITIES -- 1.8%
                                                  BANKS -- 1.2%
                                                  Thrifts & Mortgage Finance -- 1.2%
            464,192          0.30      CCC/Caa3   ACE Securities Corp., Floating
                                                  Rate Note, 1/25/37                          $       150,302
          1,057,205          1.49      CCC/Caa3   Amortizing Residential Collateral
                                                  Trust 2002-BC1, Floating Rate
                                                  Note, 1/25/32                                       534,160
          1,480,000          0.66      CCC/Caa3   Bear Stearns Asset Backed
                                                  Securities Trust, Floating Rate
                                                  Note, 1/25/47                                       632,552
          1,350,000          1.26        AA+/A2   Bear Stearns Asset Backed
                                                  Securities Trust, Floating Rate
                                                  Note, 10/25/34                                    1,129,807
            675,000                       BB/NR   CarNow Auto Receivables Trust
                                                  2012-1, 6.9%, 11/15/16 (144A)                       676,901
          8,090,000          0.41      CCC/Caa2   Carrington Mortgage Loan Trust,
                                                  Floating Rate Note, 2/25/37                       6,214,900
          2,680,754          0.27      CCC/Caa1   Citigroup Mortgage Loan Trust
                                                  2007-AHL3, Floating Rate Note,
                                                  7/25/45                                           2,017,769
          1,700,000          1.19       BB/Caa1   Countrywide Asset-Backed
                                                  Certificates, Floating Rate Note,
                                                  11/25/34                                          1,077,134
          9,776,487          0.66         CC/NR   Countrywide Asset-Backed
                                                  Certificates, Floating Rate Note,
                                                  3/25/47 (144A)                                    4,685,968
            774,808          0.91     BBB-/Caa2   FBR Securitization Trust, Floating
                                                  Rate Note, 10/25/35                                 520,687
            884,493          0.34         B-/B3   GSAMP Trust 2006-HE8, Floating
                                                  Rate Note, 1/25/37                                  822,152
          4,000,000                      BBB/NR   Leaf II Receivables Funding LLC,
                                                  5.5%, 2/20/22 (144A)                              3,596,400
          1,051,562          0.37       BB+/Ba1   RAMP Trust, Floating Rate Note,
                                                  8/25/36                                             934,455

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Thrifts & Mortgage Finance -- (continued)
          1,500,000          6.55        CCC/B3   Security National Mortgage Loan
                                                  Trust, Floating Rate Note, 4/25/37
                                                  (144A)                                      $     1,396,776
                                                                                              ---------------
                                                                                              $    24,389,963
                                                                                              ---------------
                                                  Total Banks                                 $    24,389,963
-------------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 0.6%
                                                  Other Diversified Financial Services -- 0.2%
          8,559,405          0.69      CCC/Caa1   Aircraft Finance Trust, Floating Rate
                                                  Note, 5/15/24 (144A)                        $     3,937,326
            519,324                       BB/NR   Sierra Receivables Funding Co.,
                                                  LLC, 9.31%, 7/20/28 (144A)                          535,844
                                                                                              ---------------
                                                                                              $     4,473,170
-------------------------------------------------------------------------------------------------------------
                                                  Specialized Finance -- 0.4%
         10,703,774          0.60     CCC+/Caa2   Lease Investment Flight Trust,
                                                  Floating Rate Note, 7/15/31                 $     7,439,123
            932,308          0.64     CCC+/Caa2   Lease Investment Flight Trust,
                                                  Floating Rate Note, 7/15/31                         645,623
                                                                                              ---------------
                                                                                              $     8,084,746
                                                                                              ---------------
                                                  Total Diversified Financials                $    12,557,916
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL ASSET BACKED SECURITIES
                                                  (Cost $35,159,028)                          $    36,947,879
-------------------------------------------------------------------------------------------------------------
                                                  COLLATERALIZED MORTGAGE
                                                  OBLIGATIONS -- 1.3%
                                                  BANKS -- 0.4%
                                                  Thrifts & Mortgage Finance -- 0.4%
         13,808,249          2.93      AAA/Caa1   Bayview Commercial Asset Trust,
                                                  Floating Rate Note, 4/25/36
                                                  (144A) (f)                                  $       482,645
            218,736          6.85       CCC+/NR   COMM 2000-C1 Mortgage Trust,
                                                  Floating Rate Note, 8/15/33 (144A)                  158,104
            452,275          5.68         NR/NR   First Horizon Mortgage Pass-Through
                                                  Trust 2004-6, Floating Rate Note,
                                                  11/25/34                                            397,950
            777,319          5.74        BB-/NR   GSR Mortgage Loan Trust, Floating
                                                  Rate Note, 2/25/34                                  665,131
          2,880,864          4.70      BBB/Caa3   JP Morgan Mortgage Trust, Floating
                                                  Rate Note, 2/25/35                                2,467,921
          4,315,000                       BB/B1   Timberstar Trust, 7.53%, 10/15/36
                                                  (144A)                                            4,461,080
                                                                                              ---------------
                                                                                              $     8,632,831
                                                                                              ---------------
                                                  Total Banks                                 $     8,632,831
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 23

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 0.4%
                                                  Other Diversified Financial Services -- 0.2%
            908,581                       NR/B3   CSMC Mortgage-Backed Trust
                                                  2007-3, 5.0%, 4/25/37                       $       882,868
          2,500,000          0.91       BBB+/A3   Morgan Stanley Capital I, Inc.,
                                                  Class C, Floating Rate Note,
                                                  12/15/20 (144A)                                   2,322,222
            700,000          8.11         NR/NR   Vericrest Opportunity Loan Trust
                                                  2012-NPL1, Floating Rate Note,
                                                  3/25/49 (144A)                                      711,079
                                                                                              ---------------
                                                                                              $     3,916,169
-------------------------------------------------------------------------------------------------------------
                                                  Investment Banking & Brokerage -- 0.2%
          3,450,000          6.94       BBB-/NR   Bear Stearns Commercial Mortgage
                                                  Securities, Floating Rate Note,
                                                  2/15/35 (144A)                              $     3,435,079
                                                                                              ---------------
                                                  Total Diversified Financials                $     7,351,248
-------------------------------------------------------------------------------------------------------------
                                                  REAL ESTATE -- 0.4%
                                                  Mortgage REITs -- 0.4%
          1,065,151          2.55        AAA/B2   American Home Mortgage
                                                  Investment Trust, Floating Rate
                                                  Note, 6/25/45                               $       956,774
          9,000,000          7.08       CCC-/NR   Credit Suisse First Boston
                                                  Mortgage Securities Corp.,
                                                  Floating Rate Note, 12/15/35
                                                  (144A)                                            8,135,199
                                                                                              ---------------
                                                                                              $     9,091,973
                                                                                              ---------------
                                                  Total Real Estate                           $     9,091,973
-------------------------------------------------------------------------------------------------------------
                                                  GOVERNMENT -- 0.1%
         21,389,436          1.46        NR/Aaa   Government National Mortgage
                                                  Association, Floating Rate Note,
                                                  10/16/52 (f)                                $     1,366,165
                                                                                              ---------------
                                                  Total Government                            $     1,366,165
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                  (Cost $27,619,430)                          $    26,442,217
-------------------------------------------------------------------------------------------------------------
                                                  CORPORATE BONDS -- 73.6%
                                                  ENERGY -- 8.9%
                                                  Oil & Gas Drilling -- 1.2%
          1,250,000                     B-/Caa1   Hercules Offshore, Inc., 10.5%,
                                                  10/15/17 (144A)                             $     1,318,750
          8,900,000                   CCC+/Caa1   Ocean Rig UDW, Inc., 9.5%,
                                                  4/27/16 (144A)                                    9,122,500
          6,395,000                       B+/B2   Pioneer Energy Services Corp.,
                                                  9.875%, 3/15/18                                   6,922,588
          2,835,000                       NR/B1   Shelf Drilling Holdings, Ltd.,
                                                  8.625%, 11/1/18 (144A)                            2,849,175

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Drilling -- (continued)
          3,765,000                      BB-/B2   Unit Corp., 6.625%, 5/15/21
                                                  (144A)                                      $     3,840,300
                                                                                              ---------------
                                                                                              $    24,053,313
-------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Equipment & Services -- 0.7%
             54,000                       NR/NR   Green Field Energy Services, Inc.,
                                                  13.25%, 11/15/16 (144A)                     $        55,080
          5,409,000                        B/B3   Expro Finance Luxembourg SCA,
                                                  8.5%, 12/15/16 (144A)                             5,544,225
          2,275,000                    CCC/Caa2   Green Field Energy Services, Inc.,
                                                  13.25%, 11/15/16 (144A)                           2,320,500
            910,944                       NR/NR   Nexus 1 Pte, Ltd., 10.5%, 4/9/22
                                                  (144A) (c)                                              911
NOK      23,000,000                       NR/NR   Transocean Norway Drilling AS,
                                                  11.0%, 2/24/16                                    4,276,743
NOK      16,000,000          9.05         NR/NR   Transocean Norway Drilling AS,
                                                  Floating Rate Note, 2/24/16                       2,975,125
                                                                                              ---------------
                                                                                              $    15,172,584
-------------------------------------------------------------------------------------------------------------
                                                  Integrated Oil & Gas -- 0.2%
CAD       5,070,000                    BB-/Caa2   Connacher Oil and Gas, Ltd.,
                                                  8.75%, 8/1/18 (144A)                        $     4,334,200
-------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Exploration & Production -- 4.9%
          2,000,000                        B/B3   Carrizo Oil & Gas, Inc., 7.5%,
                                                  9/15/20                                     $     2,040,000
          2,870,000                        B/B3   Carrizo Oil & Gas, Inc., 8.625%,
                                                  10/15/18                                          3,092,425
          4,740,000                       B-/B3   Comstock Resources, Inc., 7.75%,
                                                  4/1/19                                            4,811,100
            750,000                     BB+/Ba2   Continental Resources, Inc., 5.0%,
                                                  9/15/22 (144A)                                      791,250
         13,700,000                        B/B2   EP Energy LLC, 9.375%, 5/1/20
                                                  (144A)                                           15,138,500
          4,980,000                     B-/Caa1   EPL Oil & Gas, Inc., 8.25%,
                                                  2/15/18 (144A)                                    4,930,200
          5,035,000                   CCC+/Caa1   Goodrich Petroleum Corp., 8.875%,
                                                  3/15/19                                           5,035,000
          4,990,000                     CCC+/B3   Gulfport Energy Corp., 7.75%,
                                                  11/1/20 (144A)                                    4,890,200
          3,015,000                     CCC+/B3   Halcon Resources Corp., 8.875%,
                                                  5/15/21 (144A)                                    3,056,456
          5,215,000                   CCC+/Caa1   Kodiak Oil & Gas Corp., 8.125%,
                                                  12/1/19 (144A)                                    5,684,350
          5,800,000                        B/B2   Linn Energy LLC, 6.25%, 11/1/19
                                                  (144A)                                            5,800,000
         12,850,000                       B+/NR   MIE Holdings Corp., 9.75%,
                                                  5/12/16 (144A)                                   13,621,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 25

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Exploration & Production -- (continued)
NOK      12,000,000                       NR/NR   Norwegian Energy Co., AS,
                                                  10.25%, 4/27/16                             $     2,104,179
NOK      45,000,000                       NR/NR   Norwegian Energy Co., AS,
                                                  12.9%, 11/20/14                                   7,732,081
          2,840,000                        B/B3   Oasis Petroleum, Inc., 6.5%,
                                                  11/1/21                                           3,003,300
          2,580,000                    CCC/Caa1   Quicksilver Resources, Inc.,
                                                  7.125%, 4/1/16                                    2,244,600
          3,370,000                     CCC+/B3   Quicksilver Resources, Inc.,
                                                  9.125%, 8/15/19                                   3,285,750
          1,920,000                       B-/B3   Samson Investment Co., 9.75%,
                                                  2/15/20 (144A)                                    2,025,600
          2,105,000                        B/B2   SandRidge Energy, Inc., 8.0%,
                                                  6/1/18 (144A)                                     2,210,250
          3,800,000                       B-/B3   Stone Energy Corp., 7.5%,
                                                  11/15/22                                          3,752,500
          2,919,000                       B-/B3   Stone Energy Corp., 8.625%,
                                                  2/1/17                                            3,101,438
          2,275,000                   CCC+/Caa1   Venoco, Inc., 8.875%, 2/15/19                     2,002,000
                                                                                              ---------------
                                                                                              $   100,352,179
-------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Storage & Transportation -- 0.3%
          2,030,000          7.00      BB+/Baa3   Enterprise Products Operating
                                                  LLC, Floating Rate Note, 6/1/67             $     2,202,550
NOK      12,000,000          7.11         NR/NR   Golar LNG Partners LP, Floating
                                                  Rate Note, 10/12/17                               2,099,779
            950,000          3.46        BB/Ba1   Southern Union Co., Floating Rate
                                                  Note, 11/1/66                                       782,562
                                                                                              ---------------
                                                                                              $     5,084,891
-------------------------------------------------------------------------------------------------------------
                                                  Coal & Consumable Fuels -- 1.6%
            815,000                       B+/B2   Alpha Natural Resources, Inc.,
                                                  6.0%, 6/1/19                                $       715,162
         11,063,000                      BB-/B1   Berau Capital Resources Pte, Ltd.,
                                                  12.5%, 7/8/15 (144A)                             11,629,979
          3,750,000                      BB-/B1   Berau Coal Energy Tbk PT, 7.25%,
                                                  3/13/17 (144A)                                    3,515,625
         12,200,000                       B+/B1   Bumi Capital Pte, Ltd., 12.0%,
                                                  11/10/16 (144A)                                  10,431,000
          4,435,000                       B-/B2   James River Coal Co., 7.875%,
                                                  4/1/19                                            2,882,750
          2,706,000                        B/B3   Murray Energy Corp., 10.25%,
                                                  10/15/15 (144A)                                   2,651,880
          2,070,000                        B/B2   Penn Virginia Resource Partners LP,
                                                  8.25%, 4/15/18                                    2,150,212
                                                                                              ---------------
                                                                                              $    33,976,608
                                                                                              ---------------
                                                  Total Energy                                $   182,973,775
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  MATERIALS -- 11.1%
                                                  Commodity Chemicals -- 1.6%
         11,343,000                      BB+/WR   Basell Finance Co BV, 8.1%,
                                                  3/15/27 (144A)                              $    15,199,620
EURO      2,500,000                    CCC/Caa1   Kloeckner Pentaplast GmbH &
                                                  Co KG, 11.625%, 7/15/17 (144A)                    3,459,634
          2,259,000                     BB+/Ba2   NOVA Chemicals Corp., 7.875%,
                                                  9/15/25                                           2,270,295
         11,320,000                       BB/B1   Rain CII Carbon LLC, 8.0%,
                                                  12/1/18 (144A)                                   11,546,400
                                                                                              ---------------
                                                                                              $    32,475,949
-------------------------------------------------------------------------------------------------------------
                                                  Diversified Chemicals -- 1.6%
EURO     10,935,000                   CCC+/Caa1   INEOS Group Holdings SA,
                                                  7.875%, 2/15/16 (144A)                      $    13,519,966
            800,000                   CCC+/Caa1   INEOS Group Holdings SA,
                                                  8.5%, 2/15/16 (144A)                                772,000
          5,540,000                     BB+/Ba2   LyondellBasell Industries NV,
                                                  5.0%, 4/15/19                                     5,997,050
EURO      7,125,000                     NR/Caa1   Momentive Performance
                                                  Materials, Inc., 9.5%, 1/15/21                    6,742,640
EURO      4,390,000                       B+/B2   Styrolution Group GmbH,
                                                  7.625%, 5/15/16 (144A)                            5,427,769
                                                                                              ---------------
                                                                                              $    32,459,425
-------------------------------------------------------------------------------------------------------------
                                                  Construction Materials -- 1.1%
         12,050,000                      C/Caa3   AGY Holding Corp., 11.0%,
                                                  11/15/14                                    $     5,543,000
          4,275,000                       B-/NR   Cemex Espana Luxembourg,
                                                  9.875%, 4/30/19 (144A)                            4,606,312
          9,006,000                       B-/NR   Cemex Finance LLC, 9.5%,
                                                  12/14/16 (144A)                                   9,557,618
          3,750,000                       B-/NR   Cemex SAB de CV, 9.0%,
                                                  1/11/18 (144A)                                    3,890,625
                                                                                              ---------------
                                                                                              $    23,597,555
-------------------------------------------------------------------------------------------------------------
                                                  Metal & Glass Containers -- 1.5%
          4,105,000                       B-/B3   AEP Industries, Inc., 8.25%,
                                                  4/15/19                                     $     4,351,300
          9,563,901                   CCC+/Caa1   ARD Finance SA, 11.125%,
                                                  6/1/18 (144A) (PIK)                               9,850,818
          5,000,000                     CCC+/B3   Ardagh Packaging Finance Plc,
                                                  9.125%, 10/15/20 (144A)                           5,225,000
EURO      2,100,000                     CCC+/B3   Ardagh Packaging Finance Plc,
                                                  9.25%, 10/15/20 (144A)                            2,858,452
          8,787,398                   CCC+/Caa1   BWAY Parent Co., Inc., 10.125%,
                                                  11/1/15 (PIK)                                     9,578,264
                                                                                              ---------------
                                                                                              $    31,863,834
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 27

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Paper Packaging -- 0.2%
          3,451,044                       NR/NR   Bio Pappel SAB de CV, 7.0%,
                                                  8/27/16 (Step)                              $     3,192,216
          2,200,771                       NR/NR   Bio Pappel SAB de CV, 7.0%,
                                                  8/27/16 (Step) (144A)                             2,035,713
                                                                                              ---------------
                                                                                              $     5,227,929
-------------------------------------------------------------------------------------------------------------
                                                  Aluminum -- 0.0%+
                306                     CCC+/B3   Noranda Aluminum Acquisition
                                                  Corp., 4.73%, 5/15/15 (PIK)                 $           289
-------------------------------------------------------------------------------------------------------------
                                                  Diversified Metals & Mining -- 1.9%
         10,175,000                   CCC+/Caa1   Midwest Vanadium Pty, Ltd.,
                                                  11.5%, 2/15/18 (144A)                       $     6,105,000
         11,725,000                   CCC+/Caa1   Mirabela Nickel, Ltd., 8.75%,
                                                  4/15/18 (144A)                                    9,614,500
          5,300,000                     CCC+/B3   Molycorp, Inc., 10.0%,
                                                  6/1/20 (144A)                                     5,101,250
          1,700,000                       B+/B1   Mongolian Mining Corp., 8.875%,
                                                  3/29/17 (144A)                                    1,734,000
         13,660,000                      BB/Ba3   Vedanta Resources Plc, 8.25%,
                                                  6/7/21 (144A)                                    14,035,650
          2,000,000                      BB/Ba3   Vedanta Resources Plc, 9.5%,
                                                  7/18/18 (144A)                                    2,165,000
                                                                                              ---------------
                                                                                              $    38,755,400
-------------------------------------------------------------------------------------------------------------
                                                  Steel -- 2.6%
          3,500,000                      NR/Ba2   China Oriental Group Co., Ltd.,
                                                  8.0%, 8/18/15 (144A)                        $     3,351,250
          9,410,000                    CCC/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                                  6/15/15 (144A)                                    7,339,800
         11,975,000                       B-/B3   Ferrexpo Finance Plc, 7.875%,
                                                  4/7/16 (144A)                                    11,496,000
          4,340,000                        B/B3   JMC Steel Group, Inc., 8.25%,
                                                  3/15/18 (144A)                                    4,405,100
          7,620,000                       NR/B2   Metinvest BV, 10.25%, 5/20/15
                                                  (144A)                                            7,779,258
         11,550,000                       NR/B2   Metinvest BV, 8.75%, 2/14/18
                                                  (144A)                                           11,085,112
          4,890,000                   CCC+/Caa1   Ryerson, Inc., 12.0%, 11/1/15                     5,036,700
EURO      2,505,000                    CCC/Caa2   Zlomrex International Finance SA,
                                                  8.5%, 2/1/14 (144A)                               2,614,122
                                                                                              ---------------
                                                                                              $    53,107,342
-------------------------------------------------------------------------------------------------------------
                                                  Paper Products -- 0.6%
         13,490,000                       B+/B1   Grupo Papelero Scribe SA de CV,
                                                  8.875%, 4/7/20 (144A)                       $    11,790,260
                                                                                              ---------------
                                                  Total Materials                             $   229,277,983
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  CAPITAL GOODS -- 6.6%
                                                  Aerospace & Defense -- 0.7%
         17,038,000                       B-/B2   DynCorp International, Inc.,
                                                  10.375%, 7/1/17                             $    14,993,440
-------------------------------------------------------------------------------------------------------------
                                                  Building Products -- 0.8%
         14,000,000                      NR/Ba2   China Liansu Group Holdings, Ltd.,
                                                  7.875%, 5/13/16 (144A)                      $    14,192,500
          3,739,472                       NR/NR   Industrias Unidas SA de CV,
                                                  11.5%, 11/15/16                                   2,319,058
                                                                                              ---------------
                                                                                              $    16,511,558
-------------------------------------------------------------------------------------------------------------
                                                  Construction & Engineering -- 1.4%
          6,900,000                       B+/B1   Abengoa Finance SAU, 8.875%,
                                                  11/1/17 (144A)                              $     6,348,000
          2,980,000                     BB-/Ba3   Dycom Investments, Inc., 7.125%,
                                                  1/15/21                                           3,188,600
          7,900,000                       B+/B1   Empresas ICA SAB de CV, 8.9%,
                                                  2/4/21 (144A)                                     8,532,000
          9,175,000                      C/Caa3   New Enterprise Stone & Lime Co.,
                                                  Inc., 11.0%, 9/1/18                               6,697,750
          4,400,000                      BB-/NR   OAS Investments GmbH, 8.25%,
                                                  10/19/19 (144A)                                   4,444,000
                                                                                              ---------------
                                                                                              $    29,210,350
-------------------------------------------------------------------------------------------------------------
                                                  Electrical Components & Equipment -- 0.4%
          5,825,000                        B/B3   Coleman Cable, Inc., 9.0%,
                                                  2/15/18                                     $     6,203,625
          1,540,000                        B/B3   WireCo WorldGroup, Inc., 9.5%,
                                                  5/15/17                                           1,632,400
                                                                                              ---------------
                                                                                              $     7,836,025
-------------------------------------------------------------------------------------------------------------
                                                  Industrial Conglomerates -- 0.8%
          2,980,000                       B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                                  4/1/22 (144A)                               $     3,058,225
EURO      1,800,000                     BB-/Ba3   Mark IV Europe Lux SCA, 8.875%,
                                                  12/15/17 (144A)                                   2,461,769
          1,200,000                     CCC+/B3   Park-Ohio Industries, Inc., 8.125%,
                                                  4/1/21                                            1,254,000
          7,800,000                    BBB/Baa3   Votorantim Cimentos SA, 7.25%,
                                                  4/5/41 (144A)                                     8,814,000
                                                                                              ---------------
                                                                                              $    15,587,994
-------------------------------------------------------------------------------------------------------------
                                                  Construction & Farm Machinery &
                                                  Heavy Trucks -- 0.9%
          6,225,000                       B+/B1   Lonking Holdings, Ltd., 8.5%,
                                                  6/3/16 (144A)                               $     6,162,750
          8,405,000                     CCC+/B2   Navistar International Corp.,
                                                  8.25%, 11/1/21                                    7,869,181

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 29

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------

                                                  Construction & Farm Machinery &
                                                  Heavy Trucks -- (continued)
          4,400,000                       NR/NR   OSX 3 Leasing BV, 9.25%,
                                                  3/20/15 (144A)                              $     4,576,000
                                                                                              ---------------
                                                                                              $    18,607,931
-------------------------------------------------------------------------------------------------------------
                                                  Industrial Machinery -- 1.1%
          5,075,000                        B/B2   Constellation Enterprises LLC,
                                                  10.625%, 2/1/16 (144A)                      $     5,366,812
          5,322,000                       NR/WR   Indalex Holding Corp., 11.5%,
                                                  2/1/14 (c)                                           20,224
          5,080,000                      B/Caa2   Liberty Tire Recycling, Inc., 11.0%,
                                                  10/1/16 (144A)                                    5,029,200
         14,600,000                       B+/NR   WPE International Cooperatief UA,
                                                  10.375%, 9/30/20 (144A)                          12,556,000
                                                                                              ---------------
                                                                                              $    22,972,236
-------------------------------------------------------------------------------------------------------------
                                                  Trading Companies & Distributors -- 0.5%
          9,840,000                       B-/B3   INTCOMEX, Inc., 13.25%, 12/15/14            $    10,049,100
                                                                                              ---------------
                                                  Total Capital Goods                         $   135,768,634
-------------------------------------------------------------------------------------------------------------
                                                  COMMERCIAL SERVICES & SUPPLIES -- 0.5%
                                                  Environmental & Facilities Services -- 0.2%
          6,510,000                       NR/WR   Old AII, Inc., 10.0%, 12/15/16 (c)          $           651
EURO      3,022,531                   CCC-/Caa2   The New Reclamation Group Pty,
                                                  Ltd., 8.125%, 2/1/13 (144A)                       3,330,519
                                                                                              ---------------
                                                                                              $     3,331,170
-------------------------------------------------------------------------------------------------------------
                                                  Diversified Support Services -- 0.3%
          6,365,000                        B/B3   ADS Tactical, Inc., 11.0%, 4/1/18
                                                  (144A)                                      $     6,269,525
                                                                                              ---------------
                                                  Total Commercial Services &
                                                  Supplies                                    $     9,600,695
-------------------------------------------------------------------------------------------------------------
                                                  TRANSPORTATION -- 2.4%
                                                  Air Freight & Logistics -- 0.4%
          7,061,000                   CCC+/Caa1   CEVA Group Plc, 11.5%, 4/1/18
                                                  (144A)                                      $     6,072,460
          2,445,000                     CCC+/B3   CEVA Group Plc, 11.625%,
                                                  10/1/16 (144A)                                    2,506,125
                                                                                              ---------------
                                                                                              $     8,578,585
-------------------------------------------------------------------------------------------------------------
                                                  Airlines -- 0.7%
          1,635,019                      BB/Ba2   Continental Airlines 1998-1
                                                  Class B Pass Through Trust, 6.748%,
                                                  3/15/17                                     $     1,711,048
          2,125,000                    BBB-/Ba2   Continental Airlines 2012-1 Class B
                                                  Pass Thru Trusts, 6.25%, 4/11/20                  2,241,875
          7,363,000                       B-/NR   Gol Finance SA de CV, 9.25%,
                                                  7/20/20 (144A)                                    6,810,775

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Airlines -- (continued)
          4,250,000                      BB-/NR   TAM Capital 3, Inc., 8.375%,
                                                  6/3/21 (144A)                               $     4,696,250
                                                                                              ---------------
                                                                                              $    15,459,948
-------------------------------------------------------------------------------------------------------------
                                                  Marine -- 0.1%
          1,345,000                       B+/B3   Navios South American Logistics,
                                                  Inc., 9.25%, 4/15/19                        $     1,274,388
-------------------------------------------------------------------------------------------------------------
                                                  Railroads -- 0.1%
          2,467,359                    CCC/Caa3   Florida East Coast Holdings Corp.,
                                                  10.5%, 8/1/17 (PIK)                         $     2,368,665
-------------------------------------------------------------------------------------------------------------
                                                  Trucking -- 0.7%
          7,418,993                      NR/Ba2   Inversiones Alsacia SA, 8.0%,
                                                  8/18/18 (144A)                              $     7,816,503
          6,125,000                        B/B3   Syncreon Global Ireland, Ltd.,
                                                  9.5%, 5/1/18 (144A)                               6,392,969
                                                                                              ---------------
                                                                                              $    14,209,472
-------------------------------------------------------------------------------------------------------------
                                                  Airport Services -- 0.4%
          4,440,750                        B/B3   Aeropuertos Argentina 2000 SA,
                                                  10.75%, 12/1/20 (144A)                      $     4,140,999
          3,900,000                        B/B2   Aguila 3 SA, 7.875%, 1/31/18
                                                  (144A)                                            4,124,250
                                                                                              ---------------
                                                                                              $     8,265,249
                                                                                              ---------------
                                                  Total Transportation                        $    50,156,307
-------------------------------------------------------------------------------------------------------------
                                                  AUTOMOBILES & COMPONENTS -- 2.0%
                                                  Auto Parts & Equipment -- 1.6%
          4,800,000                       B+/B2   Pittsburgh Glass Works LLC, 8.5%,
                                                  4/15/16 (144A)                              $     4,428,000
          4,365,000                    CCC/Caa1   Stanadyne Corp., 10.0%, 8/15/14                   4,075,819
         16,550,000                   CCC-/Caa3   Stanadyne Holdings, Inc., 12.0%,
                                                  2/15/15 (Step)                                   10,985,062
         11,854,000                       B+/B1   Tower Automotive Holdings USA
                                                  LLC, 10.625%, 9/1/17 (144A)                      12,876,408
                                                                                              ---------------
                                                                                              $    32,365,289
-------------------------------------------------------------------------------------------------------------
                                                  Tires & Rubber -- 0.1%
          2,810,000                       B+/B1   The Goodyear Tire & Rubber Co.,
                                                  7.0%, 5/15/22                               $     2,946,988
-------------------------------------------------------------------------------------------------------------
                                                  Automobile Manufacturers -- 0.3%
          1,605,000                        B/B2   Chrysler Group LLC, 8.0%,
                                                  6/15/19                                     $     1,707,319
          5,000,000                       B+/B2   Hyva Global BV, 8.625%,
                                                  3/24/16 (144A)                                    4,662,500
                                                                                              ---------------
                                                                                              $     6,369,819
                                                                                              ---------------
                                                  Total Automobiles & Components              $    41,682,096
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 31

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  CONSUMER DURABLES & APPAREL -- 3.7%
                                                  Homebuilding -- 1.4%
          8,750,000                    CCC/Caa3   Beazer Homes USA, Inc., 9.125%,
                                                  6/15/18                                     $     9,176,562
          2,050,000                     BB-/Ba3   Corp GEO SAB de CV, 8.875%,
                                                  3/27/22 (144A)                                    2,167,875
         10,272,000                      NR/Ba3   Desarrolladora Homex SAB de CV,
                                                  9.5%, 12/11/19 (144A)                            10,259,674
          7,500,000                      NR/Ba3   Urbi Desarrollos Urbanos SAB de
                                                  CV, 9.75%, 2/3/22 (144A)                          6,975,000
                                                                                              ---------------
                                                                                              $    28,579,111
-------------------------------------------------------------------------------------------------------------
                                                  Housewares & Specialties -- 1.8%
          2,400,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 8.25%,
                                                  2/15/21                                     $     2,358,000
          7,490,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 8.5%,
                                                  5/15/18                                           7,452,550
          3,235,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 9.0%,
                                                  4/15/19                                           3,275,438
          7,675,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%,
                                                  8/15/19                                           8,039,562
         11,165,000                     CCC+/B3   Yankee Candle Co., Inc., 9.75%,
                                                  2/15/17                                          11,597,644
          5,775,000                   CCC+/Caa1   YCC Holdings LLC, 10.25%,
                                                  2/15/16 (PIK)                                     5,969,906
                                                                                              ---------------
                                                                                              $    38,693,100
-------------------------------------------------------------------------------------------------------------
                                                  Leisure Products -- 0.5%
EURO      4,700,000                    CCC/Caa2   Heckler & Koch GmbH, 9.5%,
                                                  5/15/18 (144A)                              $     5,239,847
          5,000,000                        B/B2   Icon Health & Fitness, Inc.,
                                                  11.875%, 10/15/16 (144A)                          4,775,000
                                                                                              ---------------
                                                                                              $    10,014,847
                                                                                              ---------------
                                                  Total Consumer Durables & Apparel           $    77,287,058
-------------------------------------------------------------------------------------------------------------
                                                  CONSUMER SERVICES -- 1.8%
                                                  Casinos & Gaming -- 1.0%
         10,750,000                       NR/WR   Buffalo Thunder Development Authority,
                                                  9.375%, 12/15/14 (144A) (c)                 $     3,762,500
          4,395,000                     B-/Caa2   Codere Finance Luxembourg SA,
                                                  9.25%, 2/15/19 (144A)                             3,307,238
          2,052,000                       B-/NR   Little Traverse Bay Bands of Odawa
                                                  Indians, 9.0%, 8/31/20 (144A)                     1,908,360
EURO      1,000,000          8.25        BB/Ba2   Lottomatica Group S.p.A., Floating
                                                  Rate Note, 3/31/66 (144A)                         1,290,153
          5,965,000                       NR/WR   Mashantucket Western Pequot Tribe,
                                                  8.5%, 11/15/15 (144A) (c)                           715,800
EURO      6,335,000                       B-/B3   Peermont Global Pty, Ltd., 7.75%,
                                                  4/30/14 (144A)                                    7,924,944

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Casinos & Gaming -- (continued)
          1,725,000                    CCC/Caa2   Shingle Springs Tribal Gaming
                                                  Authority, 9.375%, 6/15/15 (144A)           $     1,440,375
                                                                                              ---------------
                                                                                              $    20,349,370
-------------------------------------------------------------------------------------------------------------
                                                  Hotels, Resorts & Cruise Lines -- 0.6%
          3,800,000                       NR/B3   Good Sam Enterprises LLC, 11.5%,
                                                  12/1/16                                     $     4,051,750
          4,977,000                     CCC+/B3   Grupo Posadas SAB de CV, 9.25%,
                                                  1/15/15 (144A)                                    5,200,965
          2,860,000                       B+/B3   Viking Cruises, Ltd., 8.5%,
                                                  10/15/22 (144A)                                   2,952,950
                                                                                              ---------------
                                                                                              $    12,205,665
-------------------------------------------------------------------------------------------------------------
                                                  Restaurants -- 0.1%
BRL       4,250,000                      NR/Ba2   Arcos Dorados Holdings, Inc.,
                                                  10.25%, 7/13/16 (144A)                      $     2,240,148
-------------------------------------------------------------------------------------------------------------
                                                  Education Services -- 0.1%
          4,225,000                     CCC-/B3   Cambium Learning Group, Inc.,
                                                  9.75%, 2/15/17                              $     3,105,375
                                                                                              ---------------
                                                  Total Consumer Services                     $    37,900,558
-------------------------------------------------------------------------------------------------------------
                                                  MEDIA -- 2.9%
                                                  Advertising -- 0.5%
          5,549,000                        B/B3   MDC Partners, Inc., 11.0%,
                                                  11/1/16                                     $     6,048,410
          6,820,000                     B-/Caa2   Sitel LLC, 11.5%, 4/1/18                          4,876,300
                                                                                              ---------------
                                                                                              $    10,924,710
-------------------------------------------------------------------------------------------------------------
                                                  Broadcasting -- 2.3%
          2,514,281                   CCC+/Caa3   Intelsat Luxembourg SA, 11.5%,
                                                  2/4/17                                      $     2,646,281
         15,840,000                   CCC+/Caa3   Intelsat Luxembourg SA, 11.5%,
                                                  2/4/17 (144A) (PIK)                              16,671,600
          4,300,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                                  12/1/18 (144A)                                    4,063,500
EURO     10,950,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                                  12/1/18 (144A)                                   13,378,818
EURO      1,925,000                     B-/Caa1   Ono Finance II Plc, 11.125%,
                                                  7/15/19 (144A)                                    2,189,778
CAD       7,500,000                       B+/B2   Quebecor Media, Inc., 6.625%,
                                                  1/15/23 (144A)                                    7,639,676
          1,755,000                       B-/B3   Telesat Canada, Inc., 12.5%, 11/1/17              1,948,050
                                                                                              ---------------
                                                                                              $    48,537,703
-------------------------------------------------------------------------------------------------------------
                                                  Publishing -- 0.1%
          1,675,000                       B-/B3   MPL 2 Acquisition Canco, Inc.,
                                                  9.875%, 8/15/18 (144A)                      $     1,528,438
                                                                                              ---------------
                                                  Total Media                                 $    60,990,851
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 33

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  RETAILING -- 0.6%
                                                  Department Stores -- 0.6%
         10,855,000                        B/NR   Grupo Famsa SAB de CV, 11.0%,
                                                  7/20/15 (144A)                              $    11,452,025
                                                                                              ---------------
                                                  Total Retailing                             $    11,452,025
-------------------------------------------------------------------------------------------------------------
                                                  FOOD, BEVERAGE & TOBACCO -- 5.9%
                                                  Distillers & Vintners -- 0.3%
EURO      4,171,607                       NR/NR   Belvedere SA, 7.692%, 11/10/19              $     1,081,572
EURO        320,792          7.69         NR/NR   Belvedere SA, Floating Rate Note,
                                                  11/10/19 (c)                                         83,172
          7,512,000                   CCC+/Caa1   CEDC Finance Corp International,
                                                  Inc., 9.125%, 12/1/16 (144A)                      4,882,800
                                                                                              ---------------
                                                                                              $     6,047,544
-------------------------------------------------------------------------------------------------------------
                                                  Packaged Foods & Meats -- 4.9%
          1,960,000                        B/NR   Agrokor DD, 8.875%, 2/1/20
                                                  (144A)                                      $     2,028,600
EURO      3,200,000                        B/B2   Agrokor DD, 9.875%, 5/1/19
                                                  (144A)                                            4,428,332
          6,000,000                       BB/B1   Bertin SA, 10.25%, 10/5/16
                                                  (144A)                                            6,555,000
          4,450,000                       B+/B1   CFG Investment SAC, 9.75%,
                                                  7/30/19 (144A)                                    3,849,250
          7,920,000                       B+/B2   Corp Pesquera Inca SAC, 9.0%,
                                                  2/10/17 (144A)                                    8,514,000
          6,000,000                        B/B3   FAGE Dairy Industry SA, 9.875%,
                                                  2/1/20 (144A)                                     6,000,000
          2,969,595                       NR/NR   Independencia International, Ltd.,
                                                  12.0%, 12/30/16 (144A) (c)                           13,363
          8,690,000                       BB/B1   JBS Finance II, Ltd., 8.25%,
                                                  1/29/18 (144A)                                    9,059,325
         20,248,000                       B+/B2   Marfrig Overseas, Ltd., 9.5%,
                                                  5/4/20 (144A)                                    17,919,480
          3,783,000                       B+/B2   Marfrig Overseas, Ltd., 9.625%,
                                                  11/16/16 (144A)                                   3,745,170
          4,755,000                       B+/B2   Minerva Luxembourg SA, 12.25%,
                                                  2/10/22 (144A)                                    5,658,450
         19,900,000                       B+/B2   Minerva Overseas II, Ltd., 10.875%,
                                                  11/15/19 (144A)                                  22,984,497
         10,905,000                     B-/Caa1   Pilgrim's Pride Corp., 7.875%,
                                                  12/15/18                                         10,741,425
                                                                                              ---------------
                                                                                              $   101,496,892
-------------------------------------------------------------------------------------------------------------
                                                  Tobacco -- 0.7%
         14,855,000                       B-/B3   Alliance One International, Inc.,
                                                  10.0%, 7/15/16                              $    15,337,788
                                                                                              ---------------
                                                  Total Food, Beverage & Tobacco              $   122,882,224
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                                                  Health Care Equipment -- 0.3%
          8,850,000                   CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17             $     6,770,250
-------------------------------------------------------------------------------------------------------------
                                                  Health Care Supplies -- 0.5%
          5,750,000                      B/Caa1   ConvaTec Healthcare E SA, 10.5%,
                                                  12/15/18 (144A)                             $     6,238,750
          3,200,000                     B-/Caa1   Immucor, Inc., 11.125%, 8/15/19                   3,552,000
                                                                                              ---------------
                                                                                              $     9,790,750
-------------------------------------------------------------------------------------------------------------
                                                  Health Care Services -- 0.3%
          4,253,000                    CCC/Caa2   Gentiva Health Services, Inc.,
                                                  11.5%, 9/1/18                               $     3,965,922
          2,975,000                   CCC+/Caa1   Surgical Care Affiliates, Inc., 10.0%,
                                                  7/15/17 (144A)                                    3,064,250
                                                                                              ---------------
                                                                                              $     7,030,172
-------------------------------------------------------------------------------------------------------------
                                                  Health Care Facilities -- 0.1%
          1,550,000                       B-/B3   Kindred Healthcare, Inc., 8.25%,
                                                  6/1/19                                      $     1,519,000
            172,000                   CCC+/Caa1   Vanguard Health Systems, Inc.,
                                                  0.0%, 2/1/16                                        120,400
                                                                                              ---------------
                                                                                              $     1,639,400
                                                                                              ---------------
                                                  Total Health Care Equipment
                                                  & Services                                  $    25,230,572
-------------------------------------------------------------------------------------------------------------
                                                  PHARMACEUTICALS, BIOTECHNOLOGY
                                                  & LIFE SCIENCES -- 1.1%
                                                  Biotechnology -- 0.9%
         10,302,000                     B+/Caa2   Lantheus Medical Imaging, Inc.,
                                                  9.75%, 5/15/17                              $     9,503,595
          8,485,000                      BB-/B1   VPI Escrow Corp., 6.375%,
                                                  10/15/20 (144A)                                   8,930,462
                                                                                              ---------------
                                                                                              $    18,434,057
-------------------------------------------------------------------------------------------------------------
                                                  Pharmaceuticals -- 0.2%
          3,180,000                      BB-/B1   Valeant Pharmaceuticals
                                                  International, 6.375%, 10/15/20
                                                  (144A)                                      $     3,346,950
                                                                                              ---------------
                                                  Total Pharmaceuticals,
                                                  Biotechnology & Life Sciences               $    21,781,007
-------------------------------------------------------------------------------------------------------------
                                                  BANKS -- 4.4%
                                                  Diversified Banks -- 2.6%
          6,875,000          9.75        BB+/NR   Banco de Credito del Peru Panama
                                                  SA de CV, Floating Rate Note,
                                                  11/6/69 (144A)                              $     8,181,250
          6,600,000                        B/B3   Banco de Galicia y Buenos Aires
                                                  SA de CV, 8.75%, 5/4/18 (144A)                    5,115,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 35

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Diversified Banks -- (continued)
          1,750,000                      NR/Ba1   Banco do Estado do Rio Grande do
                                                  Sul SA, 7.375%, 2/2/22 (144A)               $     1,986,250
          5,000,000                      NR/Ba2   Banco GNB Sudameris SA, 7.5%,
                                                  7/30/22 (144A)                                    5,528,426
          2,870,000          9.75       NR/Caa3   Banco Macro SA, Floating Rate Note,
                                                  12/18/36                                          2,052,050
          3,880,000                       NR/B2   Bank CenterCredit, Ltd., 8.625%,
                                                  1/30/14 (144A)                                    3,995,430
          5,100,000                       NR/A3   BBVA Bancomer SA Texas, 6.5%,
                                                  3/10/21 (144A)                                    5,820,375
          1,250,000                       NR/A3   BBVA Bancomer SA Texas, 6.75%,
                                                  9/30/22 (144A)                                    1,415,625
EURO      2,600,000                      NR/Aaa   Cooperatieve Centrale Raiffeisen-
                                                  Boerenleenbank BA Netherlands,
                                                  6.875%, 3/19/20                                   3,629,904
TRY       1,075,000                      NR/Aaa   International Bank for Reconstruction
                                                  & Development, Ltd., 9.0%, 1/25/13                  603,856
          1,400,000                     B+/Caa1   Kazkommertsbank JSC, 8.0%,
                                                  11/3/15 (144A)                                    1,309,000
          2,750,000          9.20     CCC-/Caa3   Kazkommertsbank JSC, Floating Rate
                                                  Note (Perpetual) (144A)                           1,595,000
             60,000                    BBB-/Ba2   Societe Generale SA, 8.75%
                                                  (Perpetual)                                          60,906
          1,860,000                     NR/Baa2   Turkiye Garanti Bankasi AS, 5.25%,
                                                  9/13/22 (144A)                                    1,925,100
          1,500,000                      NR/Ba2   Turkiye Is Bankasi AS, 6.0%,
                                                  10/24/22 (144A)                                   1,530,000
          2,800,000                     NR/Baa1   VTB Bank OJSC Via VTB Capital SA,
                                                  6.0%, 4/12/17 (144A)                              2,922,500
          5,000,000                   BBB-/Baa2   VTB Bank OJSC Via VTB Capital SA,
                                                  6.95%, 10/17/22 (144A)                            5,164,750
                                                                                              ---------------
                                                                                              $    52,835,422
-------------------------------------------------------------------------------------------------------------
                                                  Regional Banks -- 1.6%
          3,165,000          8.50        NR/Ba3   Banco Internacional del Peru SAA,
                                                  Floating Rate Note, 4/23/70 (144A)          $     3,509,194
          2,700,000                    BB+/Baa3   Capital One Capital V, Inc., 10.25%,
                                                  8/15/39                                           2,781,000
         13,430,000          6.75      BBB/Baa3   PNC Financial Services Group, Inc.,
                                                  Floating Rate Note (Perpetual)                   15,487,342
         10,650,000                     BBB-/NR   UBS AG, 7.625%, 8/17/22                          11,485,035
                                                                                              ---------------
                                                                                              $    33,262,571
-------------------------------------------------------------------------------------------------------------
                                                  Thrifts & Mortgage Finance -- 0.2%
          4,000,000                      B+/Ba2   Alfa Bank OJSC Via Alfa Bond
                                                  Issuance Plc, 7.5%, 9/26/19 (144A)          $     4,115,640
                                                                                              ---------------
                                                  Total Banks                                 $    90,213,633
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 5.5%
                                                  Other Diversified Financial Services -- 2.6%
EURO        800,000         10.48         B-/NR   ATLAS VI Capital, Ltd., Floating Rate
                                                  Note, 4/7/14 (Cat Bond) (144A) $                  1,046,932
          2,000,000          6.50        BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                                  5/24/13 (Cat Bond) (144A)                         2,045,800
          1,500,000         10.25        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                                  1/8/15 (Cat Bond) (144A)                          1,554,750
          1,000,000         11.25         B+/NR   Compass Re, Ltd., Floating Rate Note,
                                                  1/8/15 (Cat Bond) (144A)                          1,035,600
            400,000          9.00         BB/NR   East Lane Re V, Ltd., Floating Rate
                                                  Note, 3/16/16 (Cat Bond) (144A)                     431,400
TRY      12,410,000                     AAA/Aaa   European Investment
                                                  Bank, 3/2/15 (e)                                  6,023,701
          1,250,000          8.35        BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                                  2/5/15 (Cat Bond) (144A)                          1,298,250
          1,925,000         13.50         B-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                                  2/5/15 (Cat Bond) (144A)                          2,041,462
          1,500,000          6.20        BB-/NR   Ibis Re, Ltd., Floating Rate Note,
                                                  5/3/13 (Cat Bond) (144A)                          1,538,250
            250,000          9.25          B/NR   Ibis Re, Ltd., Floating Rate Note,
                                                  5/3/13 (Cat Bond) (144A)                            247,450
TRY         800,000                        A/A2   JPMorgan Chase & Co., 10/4/17
                                                  (144A) (e)                                          298,632
            500,000          6.00         BB/NR   Lodestone Re, Ltd., Floating Rate
                                                  Note, 1/8/14 (Cat Bond) (144A)                      501,700
          4,250,000          7.25         BB/NR   Lodestone Re, Ltd., Floating Rate
                                                  Note, 1/8/14 (Cat Bond) (144A)                    4,307,800
            350,000          6.25         BB/NR   Lodestone Re, Ltd., Floating Rate
                                                  Note, 5/17/13 (Cat Bond) (144A)                     354,655
          4,000,000          8.25        BB-/NR   Lodestone Re, Ltd., Floating Rate
                                                  Note, 5/17/13 (Cat Bond) (144A)                   4,085,600
          4,100,000                       BB/NR   Magnesita Finance, Ltd., 8.625%
                                                  (Perpetual) (144A)                                4,326,078
          4,565,000                       B+/B2   National Money Mart Co., 10.375%,
                                                  12/15/16                                          5,095,681
          2,500,000           7.50       BB-/NR   Queen Street II Capital, Ltd., Floating
                                                  Rate Note, 4/9/14 (Cat Bond) (144A)               2,522,250
          2,000,000           7.50       BB-/NR   Queen Street IV Capital, Ltd., Floating
                                                  Rate Note, 4/9/15 (Cat Bond) (144A)               1,975,000
            900,000           8.50        B+/NR   Queen Street V Re, Ltd., Floating Rate
                                                  Note, 4/9/15 (Cat Bond) (144A)                      906,210
            250,000                       B-/NR   Residential Reinsurance 2010, Ltd.,
                                                  Floating Rate Note, 6/6/13 (Cat Bond)
                                                  (144A)                                              265,175
          1,750,000           7.25        NR/NR   Residential Reinsurance 2010, Ltd.,
                                                  Floating Rate Note, 6/6/13 (Cat Bond)
                                                  (144A)                                            1,798,650

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 37

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------

                                                  Other Diversified Financial Services -- (continued)
          1,500,000          0.00         BB/NR   Residential Reinsurance 2010, Ltd.,
                                                  Floating Rate Note, 6/6/13
                                                  (Cat Bond) (144A)                           $     1,539,750
          3,450,000         12.00         B-/NR   Residential Reinsurance 2011, Ltd.,
                                                  Floating Rate Note, 6/6/15
                                                  (Cat Bond) (144A)                                 3,557,640
          1,100,000         10.00        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                                  Floating Rate Note, 6/6/16
                                                  (Cat Bond) (144A)                                 1,192,510
          1,000,000          8.00         BB/NR   Residential Reinsurance 2012, Ltd.,
                                                  Floating Rate Note, 6/6/16
                                                  (Cat Bond) (144A)                                   984,000
          1,850,000         22.00         NR/NR   Residential Reinsurance 2012, Ltd.,
                                                  Floating Rate Note, 6/6/16
                                                  (Cat Bond) (144A)                                 1,633,180
                                                                                              ---------------
                                                                                              $    52,608,106
-------------------------------------------------------------------------------------------------------------
                                                  Specialized Finance -- 1.0%
          7,675,000                     BBB/Ba1   Cantor Fitzgerald LP, 7.875%,
                                                  10/15/19 (144A)                             $     7,886,385
          1,000,000          5.25        BB+/NR   Kibou, Ltd., Floating Rate Note,
                                                  2/16/15 (Cat Bond) (144A)                         1,023,800
         10,460,000                      NR/Ba3   Metalloinvest Finance, Ltd., 6.5%,
                                                  7/21/16 (144A)                                   10,773,800
                                                                                              ---------------
                                                                                              $    19,683,985
-------------------------------------------------------------------------------------------------------------
                                                  Consumer Finance -- 0.4%
         10,395,000                       NR/NR   Tarjeta Naranja SA, 9.0%, 1/28/17
                                                  (144A)                                      $     9,147,600
-------------------------------------------------------------------------------------------------------------
                                                  Investment Banking & Brokerage -- 1.5%
         20,515,000          4.00       BB+/Ba2   Goldman Sachs Capital II, Inc.,
                                                  Floating Rate Note, 6/1/43                  $    16,215,056
         10,600,000                    BBB/Baa3   Jefferies Group, Inc., 6.875%,
                                                  4/15/21                                          11,580,500
          4,000,000          5.21         NR/NR   UBS AG, Floating Rate Note,
                                                  1/15/14 (144A)                                    4,021,520
                                                                                              ---------------
                                                                                              $    31,817,076
                                                                                              ---------------
                                                  Total Diversified Financials                $   113,256,767
-------------------------------------------------------------------------------------------------------------
                                                  INSURANCE -- 4.5%
                                                  Insurance Brokers -- 2.1%
         11,140,000                    CCC/Caa2   Alliant Holdings I, Inc., 11.0%,
                                                  5/1/15 (144A)                               $    11,485,340
         14,000,000                   CCC+/Caa2   Hub International, Ltd., 8.125%,
                                                  10/15/18 (144A)                                  14,385,000
GBP       4,840,000                     B-/Caa1   Towergate Finance Plc, 10.5%,
                                                  2/15/19 (144A)                                    7,416,344

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Insurance Brokers -- (continued)
          4,841,000                    CCC/Caa2   USI Holdings Corp., 9.75%,
                                                  5/15/15 (144A)                              $     4,913,615
          4,532,000          4.31      CCC/Caa1   USI Holdings Corp., Floating Rate
                                                  Note, 11/15/14 (144A)                             4,396,040
                                                                                              ---------------
                                                                                              $    42,596,339
-------------------------------------------------------------------------------------------------------------
                                                  Multi-line Insurance -- 0.5%
          2,870,000          7.00       BB/Baa3   Liberty Mutual Group, Inc., Floating
                                                  Rate Note, 3/15/37 (144A)                   $     2,841,300
          5,170,000         10.75       BB/Baa3   Liberty Mutual Group, Inc., Floating
                                                  Rate Note, 6/15/58 (144A)                         7,703,300
                                                                                              ---------------
                                                                                              $    10,544,600
-------------------------------------------------------------------------------------------------------------
                                                  Property & Casualty Insurance -- 0.4%
          8,535,000          7.51       BB+/Ba2   Sirius International Group, Ltd.,
                                                  Floating Rate Note (Perpetual) (144A)       $     8,867,012
-------------------------------------------------------------------------------------------------------------
                                                  Reinsurance -- 1.5%
            450,000          8.26         NR/NR   Atlas Reinsurance VII, Ltd., Floating
                                                  Rate Note, 1/7/16 (144A)                    $       450,000
            250,000          6.30        BB+/NR   Blue Danube, Ltd., Floating Rate
                                                  Note, 4/10/15 (Cat Bond) (144A)                     260,700
            250,000         14.00         B-/NR   Blue Fin, Ltd., Floating Rate Note,
                                                  5/28/13 (Cat Bond) (144A)                           226,000
          1,250,000         17.75         NR/NR   Combine Re, Ltd., Floating Rate Note,
                                                  1/7/15 (Cat Bond) (144A)                          1,312,250
            750,000         10.00         NR/B1   Combine Re, Ltd., Floating Rate Note,
                                                  1/7/15 (Cat Bond) (144A)                            793,725
          1,950,000          5.00        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                                  Note, 2/25/15 (Cat Bond)                          1,983,345
          2,000,000          5.75         BB/NR   Foundation Re III, Ltd., Floating Rate
                                                  Note, 2/3/14 (Cat Bond) (144A)                    2,033,800
          2,600,000          9.61         NR/B3   GlobeCat, Ltd., Series USW, Floating
                                                  Rate Note, 1/2/13 (Cat Bond)
                                                  (144A)                                            2,631,460
            275,000         10.16          B/NR   Montana Re, Ltd., Series A, Floating
                                                  Rate Note, 12/7/12 (Cat Bond)
                                                  (144A)                                              277,172
          1,700,000         13.66       CCC+/NR   Montana Re, Ltd., Series B, Floating
                                                  Rate Note, 12/7/12 (Cat Bond)
                                                  (144A)                                            1,713,600
          2,500,000         12.00          B/NR   Mystic Re, Ltd., Floating Rate Note,
                                                  3/12/15 (Cat Bond) (144A)                         2,427,250
            800,000          8.75         NR/NR   Mythen Re, Ltd., Series 2012-2
                                                  Class A, Floating Rate Note, 1/5/17
                                                  (Cat Bond) (144A)                                   800,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 39

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Reinsurance -- (continued)
            650,000         12.00         NR/NR   Mythen Re, Ltd., Series 2012-2
                                                  Class A, Floating Rate Note,
                                                  11/10/16 (Cat Bond) (144A)                  $       650,000
          2,800,000         11.41         NR/B2   Mythen, Ltd., Floating Rate Note,
                                                  5/7/15 (Cat Bond) (144A)                          2,979,480
            750,000         13.75         NR/NR   Pelican Re, Ltd., Floating Rate Note,
                                                  4/13/15 (Cat Bond) (144A)                           798,525
            300,000         10.35          B/NR   Queen Street VI Re, Ltd., Floating
                                                  Rate Note, 4/9/15 (Cat Bond)
                                                  (144A)                                              307,530
            750,000          8.60         NR/NR   Queen Street VII Re, Ltd., Floating
                                                  Rate Note, 4/8/16 (Cat Bond)
                                                  (144A)                                              750,000
          1,125,000         14.92         B-/NR   Successor X, Ltd., Class III-S3,
                                                  Floating Rate Note, 1/7/14
                                                  (Cat Bond) (144A)                                 1,155,375
          4,000,000         13.00         NR/NR   Successor X, Ltd., Class IV-AL3,
                                                  Floating Rate Note, 2/25/14
                                                  (Cat Bond) (144A)                                 4,121,200
            875,000         16.50         NR/NR   Successor X, Ltd., Floating Rate
                                                  Note, 1/27/15 (Cat Bond) (144A)                     891,012
          2,600,000         16.42         NR/NR   Successor X, Ltd., Floating Rate
                                                  Note, 1/7/14 (Cat Bond) (144A)                    2,663,180
            375,000         11.25         B-/NR   Successor X, Ltd., Floating Rate
                                                  Note, 11/10/15 (Cat Bond) (144A)                    370,312
          2,100,000          9.75         B-/NR   Successor X, Ltd., Floating Rate
                                                  Note, 4/4/13 (Cat Bond) (144A)                    2,098,950
            250,000         11.75         NR/NR   Successor X, Ltd., Floating Rate
                                                  Note, 4/4/13 (Cat Bond) (144A)                      249,225
                                                                                              ---------------
                                                                                              $    31,944,091
                                                                                              ---------------
                                                  Total Insurance                             $    93,952,042
-------------------------------------------------------------------------------------------------------------
                                                  REAL ESTATE -- 1.3%
                                                  Diversified Real Estate Activities -- 0.7%
          8,000,000                      BB/Ba1   BR Malls International Finance, Ltd.,
                                                  8.5% (Perpetual) (144A)                     $     8,720,000
          5,590,000                       BB/NR   BR Malls International Finance, Ltd.,
                                                  9.75% (Perpetual) (144A)                          5,631,925
                                                                                              ---------------
                                                                                              $    14,351,925
-------------------------------------------------------------------------------------------------------------
                                                  Real Estate Operating Companies -- 0.6%
          6,750,000                        B/NR   Alto Palermo SA, 7.875%, 5/11/17
                                                  (144A)                                      $     5,535,000
          8,405,000                        B/NR   IRSA Inversiones y Representaciones
                                                  SA, 8.5%, 2/2/17 (144A)                           6,976,150
                                                                                              ---------------
                                                                                              $    12,511,150
                                                                                              ---------------
                                                  Total Real Estate                           $    26,863,075
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  SOFTWARE & SERVICES -- 1.4%
                                                  Data Processing & Outsourced Services -- 0.2%
          3,597,000                     B-/Caa1   First Data Corp., 12.625%, 1/15/21          $     3,713,902
-------------------------------------------------------------------------------------------------------------
                                                  Application Software -- 0.6%
          8,684,000                     CC/Caa2   Allen Systems Group, Inc., 10.5%,
                                                  11/15/16 (144A)                             $     6,252,480
          6,365,000                      BB-/NR   Nuance Communications, Inc.,
                                                  2.75%, 11/1/31                                    6,933,872
                                                                                              ---------------
                                                                                              $    13,186,352
-------------------------------------------------------------------------------------------------------------
                                                  Systems Software -- 0.6%
         14,669,480                       NR/NR   Pegasus Solutions, Inc., 13.0%,
                                                  4/15/14 (144A) (PIK)                        $    12,909,142
                                                                                              ---------------
                                                  Total Software & Services                   $    29,809,396
-------------------------------------------------------------------------------------------------------------
                                                  TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                                  Electronic Equipment Manufacturers -- 0.3%
          5,500,000                      BB-/B2   Viasystems, Inc., 7.875%, 5/1/19
                                                  (144A)                                      $     5,376,250
                                                                                              ---------------
                                                  Total Technology Hardware
                                                  & Equipment                                 $     5,376,250
-------------------------------------------------------------------------------------------------------------
                                                  SEMICONDUCTORS & SEMICONDUCTOR
                                                  EQUIPMENT -- 0.2%
                                                  Semiconductor Equipment -- 0.1%
          3,200,000                     B+/Caa1   MEMC Electronic Materials, Inc.,
                                                  7.75%, 4/1/19                               $     2,388,000
-------------------------------------------------------------------------------------------------------------
                                                  Semiconductors -- 0.1%
CNY      14,000,000                      BB-/NR   LDK Solar Co., Ltd., 10.0%, 2/28/14         $     1,075,034
                                                                                              ---------------
                                                  Total Semiconductors &
                                                  Semiconductor Equipment                     $     3,463,034
-------------------------------------------------------------------------------------------------------------
                                                  TELECOMMUNICATION SERVICES -- 5.3%
                                                  Alternative Carriers -- 0.5%
          9,765,000                      BB-/WR   PAETEC Holding Corp., 8.875%,
                                                  6/30/17                                     $    10,521,788
-------------------------------------------------------------------------------------------------------------
                                                  Integrated Telecommunication Services -- 3.4%
          6,477,000                        B/B1   Cincinnati Bell, Inc., 8.25%,
                                                  10/15/17                                    $     6,930,390
          7,160,000                        B/B1   Cincinnati Bell, Inc., 8.375%,
                                                  10/15/20                                          7,697,000
          8,478,000                     CCC+/B3   Cincinnati Bell, Inc., 8.75%,
                                                  3/15/18                                           8,562,780
          5,200,000                      BB/Ba2   Frontier Communications Corp.,
                                                  7.125%, 1/15/23                                   5,538,000
          2,940,000                      BB/Ba2   Frontier Communications Corp.,
                                                  8.5%, 4/15/20                                     3,395,700

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 41

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Integrated Telecommunication
                                                  Services -- (continued)
         10,345,000                      BB/Ba2   Frontier Communications Corp.,
                                                  8.75%, 4/15/22                              $    11,922,612
EURO      1,600,000                      B+/Ba3   Telenet Finance V Luxembourg SCA,
                                                  6.25%, 8/15/22 (144A)                             2,136,385
          6,285,000                       B/Ba3   Windstream Corp., 7.5%, 6/1/22                    6,662,100
          2,300,000                       B/Ba3   Windstream Corp., 7.75%, 10/1/21                  2,486,875
          6,765,000                       B/Ba3   Windstream Corp., 7.75%, 10/15/20                 7,289,288
          7,345,000                       B/Ba3   Windstream Corp., 8.125%, 9/1/18                  7,950,962
                                                                                              ---------------
                                                                                              $    70,572,092
-------------------------------------------------------------------------------------------------------------
                                                  Wireless Telecommunication Services -- 1.4%
          1,000,000                     NR/Caa1   Digicel Group, Ltd., 10.5%, 4/15/18
                                                  (144A)                                      $     1,105,000
          6,400,000                     NR/Caa1   Digicel Group, Ltd., 8.25%, 9/30/20
                                                  (144A)                                            6,896,000
          3,925,000                       B-/B2   NII Capital Corp., 7.625%, 4/1/21                 3,100,750
          2,300,000                       NR/NR   Richland Towers Funding LLC, 7.87%,
                                                  3/15/16 (144A)                                    2,357,109
          7,800,000                      BB/Ba3   Vimpel Communications Via VIP
                                                  Finance Ireland, Ltd., OJSC, 7.748%,
                                                  2/2/21 (144A)                                     8,580,000
          5,375,000                      BB/Ba3   VimpelCom Holdings BV, 7.504%,
                                                  3/1/22 (144A)                                     5,805,000
                                                                                              ---------------
                                                                                              $    27,843,859
                                                                                              ---------------
                                                  Total Telecommunication Services            $   108,937,739
-------------------------------------------------------------------------------------------------------------
                                                  UTILITIES -- 1.9%
                                                  Electric Utilities -- 0.7%
         12,081,000                     CCC+/NR   Cia de Transporte de Energia
                                                  Electrica en Alta Tension Transener
                                                  SA, 9.75%, 8/15/21 (144A)                   $     5,194,830
          5,256,000                     B-/Caa1   Empresa Distribuidora Y
                                                  Comercializadora Norte SA de CV,
                                                  9.75%, 10/25/22 (144A)                            2,430,900
            722,501                       B/Ba2   FPL Energy National Wind Portfolio
                                                  LLC, 6.125%, 3/25/19 (144A)                         585,305
            598,995                       B/Ba2   FPL Energy Wind Funding LLC,
                                                  6.876%, 6/27/17 (144A)                              521,126
          1,950,000                    BB+/Baa3   Israel Electric Corp., Ltd., 6.7%,
                                                  2/10/17 (144A)                                    2,135,250
          2,695,000                    CCC/Caa1   Texas Competitive Electric Holdings
                                                  Co., LLC, 11.5%, 10/1/20 (144A)                   1,926,925
          4,000,000                     NR/Caa3   Texas Competitive Electric Holdings
                                                  Co., LLC, 15.0%, 4/1/21                           1,160,000
                                                                                              ---------------
                                                                                              $    13,954,336
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Gas Utilities -- 0.4%
          2,437,000                       B-/B2   Star Gas Partners LP, 8.875%,
                                                  12/1/17                                     $     2,534,480
          7,966,000                        B/B3   Transportadora de Gas del Sur SA,
                                                  7.875%, 5/14/17 (144A)                            6,213,480
                                                                                              ---------------
                                                                                              $     8,747,960
-------------------------------------------------------------------------------------------------------------
                                                  Multi-Utilities -- 0.3%
          6,789,883                       NR/NR   Ormat Funding Corp., 8.25%,
                                                  12/30/20                                    $     6,441,901
-------------------------------------------------------------------------------------------------------------
                                                  Independent Power Producers
                                                  & Energy Traders -- 0.5%
            940,000                     NR/Baa3   Instituto Costarricense de
                                                  Electricidad, 6.95%, 11/10/21
                                                  (144A)                                      $     1,045,750
            311,125                       NR/NR   Juniper Generation LLC, 6.79%,
                                                  12/31/14 (144A)                                     284,412
          3,025,000                      BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                 3,304,812
          2,840,000                      BB-/B1   NRG Energy, Inc., 7.625%, 5/15/19                 3,024,600
          2,200,000                      BB-/B1   NRG Energy, Inc., 8.5%, 6/15/19                   2,381,500
            357,000                     BB+/Ba2   NSG Holdings LLC, 7.75%,
                                                  12/15/25 (144A)                                     367,710
                                                                                              ---------------
                                                                                              $    10,408,784
                                                                                              ---------------
                                                  Total Utilities                             $    39,552,981
-------------------------------------------------------------------------------------------------------------
                                                  Government -- 0.1%
TRY       4,200,000                      AAA/NR   European Bank for Reconstruction
                                                  & Development, 0.5%, 2/26/15                $     2,077,041
                                                                                              ---------------
                                                  Total Government                            $     2,077,041
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL CORPORATE BONDS
                                                  (Cost $1,572,842,607)                       $ 1,520,485,743
-------------------------------------------------------------------------------------------------------------
                                                  FOREIGN GOVERNMENT BONDS -- 4.6%
BRL       5,700,000                    BBB/Baa2   Brazilian Government International
                                                  Bond, 10.25%, 1/10/28                       $     3,636,207
         13,000,000                      B/Caa1   City of Buenos Aires Argentina,
                                                  12.5%, 4/6/15 (144A)                             12,350,000
COP   6,986,000,000                   BBB-/Baa3   Colombia Government International
                                                  Bond, 12.0%, 10/22/15                             4,713,005
IDR  53,000,000,000                     NR/Baa3   Indonesia Treasury Bond, 7.0%,
                                                  5/15/22                                           6,041,001
IDR 101,459,000,000                     NR/Baa3   Indonesia Treasury Bond, 8.25%,
                                                  6/15/32                                          12,591,352
EURO      2,950,000                    BBB+/Ba1   Ireland Government Bond, 4.5%,
                                                  4/18/20                                           3,784,460
EURO      3,150,000                    BBB+/Ba1   Ireland Government Bond, 5.0%,
                                                  10/18/20                                          4,141,162
MXN     144,510,000                     A-/Baa1   Mexican Bonos, 7.75%, 11/13/42                   12,600,194

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 43

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  FOREIGN GOVERNMENT
                                                  BONDS -- (continued)
PHP     442,965,000                      NR/Ba1   Philippine Government Bond,
                                                  5.875%, 3/1/32                              $    11,069,136
PHP       8,000,000                       NR/NR   Philippine Government Bond,
                                                  6.125%, 10/24/37                                    197,808
          4,600,000                        B/NR   Province of Salta Argentina, 9.5%,
                                                  3/16/22 (144A)                                    3,775,404
          7,425,000                      B/Caa1   Provincia de Buenos Aires Argentina,
                                                  10.875%, 1/26/21 (144A)                           4,900,500
          2,125,000                      B/Caa1   Provincia de Buenos Aires Argentina,
                                                  11.75%, 10/5/15 (144A)                            1,668,125
          2,600,000                        B/NR   Provincia de Neuquen Argentina,
                                                  7.875%, 4/26/21 (144A)                            2,080,000
            575,000                       B+/B2   Ukraine Government International
                                                  Bond, 6.75%, 11/14/17 (144A)                        568,905
          9,000,000                       B+/B2   Ukraine Government International
                                                  Bond, 9.25%, 7/24/17 (144A)                       9,815,130
                                                                                              ---------------
                                                                                              $    93,932,389
                                                                                              ---------------
                                                  TOTAL FOREIGN GOVERNMENT BONDS
                                                  (Cost $93,683,718)                          $    93,932,389
-------------------------------------------------------------------------------------------------------------
                                                  MUNICIPAL BONDS -- 0.3%
                                                  Municipal Development -- 0.0%+
             15,000          7.00          B/B3   New Jersey Economic Development
                                                  Authority, Floating Rate Note,
                                                  11/15/30                                    $        15,056
-------------------------------------------------------------------------------------------------------------
                                                  Municipal General -- 0.3%
          8,875,000          0.00         NR/NR   Non-Profit Preferred Funding Trust I,
                                                  Floating Rate Note, 9/15/37 (144A)          $     5,605,894
                                                                                              ---------------
                                                  TOTAL MUNICIPAL BONDS
                                                  (Cost $8,873,508)                           $     5,620,950
-------------------------------------------------------------------------------------------------------------
                                                  SENIOR FLOATING RATE LOAN
                                                  INTERESTS -- 7.0%**
                                                  ENERGY -- 0.6%
                                                  Oil & Gas Equipment & Services -- 0.3%
          6,868,897          8.50          B/B3   FTS International Services LLC, Term
                                                  Loan, 5/6/16                                $     6,204,902
-------------------------------------------------------------------------------------------------------------
                                                  Coal & Consumable Fuels -- 0.3%
          6,000,000          0.00         NR/NR   Bumi Resources Tbk PT, Loan,
                                                  8/17/13                                     $     5,250,000
                                                                                              ---------------
                                                  Total Energy                                $    11,454,902
-------------------------------------------------------------------------------------------------------------
                                                  MATERIALS -- 0.2%
                                                  Commodity Chemicals -- 0.1%
          1,725,000          5.75          B/B1   CPG International I, Inc., Term Loan,
                                                  9/21/19                                     $     1,731,469
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Metal & Glass Containers -- 0.0%+
            290,000          0.00         B/Ba3   BWAY Holding Co., Initial Term Loan,
                                                  8/31/17                                     $       291,812
            257,497          5.25         B/Ba3   BWAY Holding Co., Replacement B
                                                  Term Loan, 2/9/18                                   258,087
             28,861          5.25         B/Ba3   ICL Industrial Containers ULC,
                                                  Replacement C Term Loan, 2/23/18                     28,927
                                                                                              ---------------
                                                                                              $       578,826
-------------------------------------------------------------------------------------------------------------
                                                  Paper Packaging -- 0.1%
          2,363,565          6.50          B/B2   Exopack Holding Corp., Term Loan B,
                                                  5/6/17                                      $     2,356,671
                                                                                              ---------------
                                                  Total Materials                             $     4,666,966
-------------------------------------------------------------------------------------------------------------
                                                  CAPITAL GOODS -- 0.7%
                                                  Aerospace & Defense -- 0.6%
          2,774,713          7.25          B/B2   Dubai Aerospace Enterprise (DAE),
                                                  Tranche B-1 Loan, 7/31/14                   $     2,774,713
          2,631,427          7.25          B/B2   Dubai Aerospace Enterprise (DAE),
                                                  Tranche B-2 Loan, 7/31/14                         2,631,427
          1,081,815          0.00          B/B2   Dubai Aerospace Enterprise (DAE),
                                                  Tranche B-1 Loan, 10/18/18                        1,080,917
          3,133,617          6.52         BB/B1   Hunter Defense Technologies, Inc.,
                                                  Series 1 New Term Loan, 8/22/14                   2,726,247
          1,628,992          3.52        BB-/B1   Hunter Defense Technologies, Inc.,
                                                  Term Loan, 8/22/14                                1,447,088
          3,437,841          9.25        CCC/WR   IAP Worldwide Services, Inc., Term
                                                  Loan (First-Lien), 12/30/12                       2,793,246
                                                                                              ---------------
                                                                                              $    13,453,638
-------------------------------------------------------------------------------------------------------------
                                                  Industrial Conglomerates -- 0.1%
          1,467,116          5.00         B+/B2   Pro Mach, Inc., Term Loan, 7/6/17           $     1,471,239
                                                                                              ---------------
                                                  Total Capital Goods                         $    14,924,877
-------------------------------------------------------------------------------------------------------------
                                                  COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                                  Environmental & Facilities Services -- 0.1%
          2,133,649          8.75         NR/WR   Aquilex Holdings LLC, Term Loan,
                                                  4/1/16                                      $     2,141,650
                                                                                              ---------------
                                                  Total Commercial Services
                                                  & Supplies                                  $     2,141,650
-------------------------------------------------------------------------------------------------------------
                                                  TRANSPORTATION -- 0.1%
                                                  Air Freight & Logistics -- 0.1%
            508,620          5.32         NR/NR   CEVA Group Plc, Dollar Tranche B Pre
                                                  Funded L/C, 8/31/16                         $       488,275

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 45

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  Air Freight & Logistics -- (continued)
            794,899          5.32         NR/NR   CEVA Group Plc, EGL Tranche B Term
                                                  Loan, 8/31/16                               $       763,103
            779,050          5.32        B-/Ba3   CEVA Group Plc, US Tranche B Term
                                                  Loan, 8/31/16                                       747,888
                                                                                              ---------------
                                                                                              $     1,999,266
                                                                                              ---------------
                                                  Total Transportation                        $     1,999,266
-------------------------------------------------------------------------------------------------------------
                                                  AUTOMOBILES & COMPONENTS -- 0.6%
                                                  Auto Parts & Equipment -- 0.2%
              6,093          2.72       BB-/Ba3   Allison Transmission, Inc., Term B-1
                                                  Loan, 8/7/14                                $         6,109
          3,159,125          6.75         NR/NR   TI Group Automotive Systems LLC,
                                                  Term Loan, 3/1/19                                 3,210,461
                                                                                              ---------------
                                                                                              $     3,216,570
-------------------------------------------------------------------------------------------------------------
                                                  Automobile Manufacturers -- 0.4%
          8,048,697          6.00        BB/Ba2   Chrysler Group LLC, Tranche B Term
                                                  Loan, 4/28/17                               $     8,245,423
                                                                                              ---------------
                                                  Total Automobiles & Components              $    11,461,993
-------------------------------------------------------------------------------------------------------------
                                                  CONSUMER SERVICES -- 0.1%
                                                  Specialized Consumer Services -- 0.1%
          2,303,400          5.50         B/Ba3   Monitronics International, Inc.,
                                                  Term Loan, 3/6/18                           $     2,325,474
                                                                                              ---------------
                                                  Total Consumer Services                     $     2,325,474
-------------------------------------------------------------------------------------------------------------
                                                  MEDIA -- 0.2%
                                                  Advertising -- 0.1%
          2,227,196          5.00        B+/Ba3   Affinion Group, Inc., Tranche B Term
                                                  Loan, 10/9/16                               $     2,103,308
-------------------------------------------------------------------------------------------------------------
                                                  Cable & Satellite -- 0.1%
          1,698,743          6.25          B/B1   WideOpenWest Finance LLC, Term
                                                  Loan, 7/17/18                               $     1,717,080
-------------------------------------------------------------------------------------------------------------
                                                  Publishing -- 0.0%+
            769,744          2.47          B/B2   Cengage Learning Acquisitions, Inc.,
                                                  Original Term Loan, 7/4/14                  $       736,067
                                                                                              ---------------
                                                  Total Media                                 $     4,556,455
-------------------------------------------------------------------------------------------------------------
                                                  FOOD & STAPLES RETAILING -- 0.1%
                                                  Food Distributors -- 0.1%
          1,390,000          5.75          B/B1   AdvancePierre Foods, Term Loan
                                                  (First Lien), 7/20/17                       $     1,403,320
                                                                                              ---------------
                                                  Total Food & Staples Retailing              $     1,403,320
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  HEALTH CARE EQUIPMENT & SERVICES -- 1.7%
                                                  Health Care Services -- 1.0%
          1,457,840          7.25       BB-/Ba3   Alliance HealthCare Services, Inc.,
                                                  Initial Term Loan, 6/1/16                   $     1,435,973
          2,066,459          6.50        B+/Ba3   InVentiv Health, Inc., Consolidated
                                                  Term Loan, 8/4/16                                 2,020,825
          5,023,500          6.50         NR/NR   National Mentor Holdings, Inc.,
                                                  Tranche B-1 Term, 2/9/17                          5,038,154
          4,075,088          8.25          B/B2   National Specialty Hospitals, Inc.,
                                                  Initial Term Loan, 1/4/17                         4,013,962
          2,816,667          8.75       BB-/Ba1   Sun Healthcare Group, Inc., Term
                                                  Loan, 10/18/16                                    2,813,146
          4,512,038          6.50          B/B2   Surgery Center Holdings, Inc., Term
                                                  Loan, 9/20/16                                     4,500,757
          1,449,188          7.75         B+/B1   Virtual Radiologic Corp., Term Loan A,
                                                  12/22/16                                          1,297,023
                                                                                              ---------------
                                                                                              $    21,119,840
-------------------------------------------------------------------------------------------------------------
                                                  Health Care Facilities -- 0.2%
          4,101,800          6.50          B/B1   Ardent Medical Services, Inc., Term
                                                  Loan, 9/15/15                               $     4,112,055
-------------------------------------------------------------------------------------------------------------
                                                  Managed Health Care -- 0.3%
          2,218,563          8.50         NR/B1   Aveta, Inc., MMM Term Loan,
                                                  4/4/17                                      $     2,219,949
          2,218,563          8.50         B+/B1   Aveta, Inc., NAMM Term Loan,
                                                  4/4/17                                            2,236,244
          2,200,000          0.00         B+/B2   MMM Holdings, Inc., MMM Term Loan,
                                                  10/9/17                                           2,200,000
                                                                                              ---------------
                                                                                              $     6,656,193
-------------------------------------------------------------------------------------------------------------
                                                  Health Care Technology -- 0.2%
            354,592          7.75          B/NR   Physician Oncology Services LP,
                                                  Delayed Draw Term Loan, 1/31/17             $       343,954
          2,918,726          7.75          B/B2   Physician Oncology Services LP,
                                                  Effective Date Term Loan, 2/10/17                 2,831,164
                                                                                              ---------------
                                                                                              $     3,175,118
                                                                                              ---------------
                                                  Total Health Care Equipment
                                                  & Services                                  $    35,063,206
-------------------------------------------------------------------------------------------------------------
                                                  PHARMACEUTICALS, BIOTECHNOLOGY
                                                  & LIFE SCIENCES -- 0.2%
                                                  Biotechnology -- 0.1%
          3,089,289          5.50         BB/B2   Axcan Intermediate Holdings, Inc.,
                                                  Term B-1 Loan, 1/25/17                      $     3,104,736
-------------------------------------------------------------------------------------------------------------
                                                  Pharmaceuticals -- 0.1%
          1,051,304          0.00         NR/B1   Generic Drug Holdings, Inc.,
                                                  10/4/19, Term Loan                          $     1,057,437
                                                                                              ---------------
                                                  Total Pharmaceuticals,
                                                  Biotechnology & Life Sciences               $     4,162,173
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 47

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 0.4%
                                                  Other Diversified Financial Services -- 0.4%
            993,485         0.00          NR/NR   Long Haul Holdings, Ltd., Facility A
                                                  Loan, 1/14/13                               $       447,068
            792,928         0.00          NR/NR   Long Haul Holdings, Ltd., Facility B,
                                                  1/14/13                                             356,818
          7,885,413         7.50          B+/B2   Preferred Sands Holding Co., LLC,
                                                  Term B Loan, 12/15/16                             7,481,285
                                                                                              ---------------
                                                                                              $     8,285,171
                                                                                              ---------------
                                                  Total Diversified Financials                $     8,285,171
-------------------------------------------------------------------------------------------------------------
                                                  INSURANCE -- 0.8%
                                                  Insurance Brokers -- 0.8%
          1,663,439         3.36           B/B2   Alliant Holdings I, Inc., Term Loan,
                                                  8/21/14                                     $     1,661,360
          3,290,905         6.75           B/B2   Alliant Holdings I, Inc., Tranche D
                                                  Incremental Loan, 8/21/14                         3,323,814
          5,481,316         6.75          B+/B1   HUB International Holdings, Inc.,
                                                  2017 Additional Initial Term Loan
                                                  (Extended), 12/13/12                              5,549,833
          3,998,745         4.71          B+/B1   HUB International Holdings, Inc.,
                                                  2017 Initial Term Loan (Extended),
                                                  6/13/17                                           4,026,236
          2,803,300         7.00           B/B1   USI Holdings Corp., Series C New
                                                  Term Loan, 5/5/14                                 2,817,316
                                                                                              ---------------
                                                                                              $    17,378,559
                                                                                              ---------------
                                                  Total Insurance                             $    17,378,559
-------------------------------------------------------------------------------------------------------------
                                                  REAL ESTATE -- 0.1%
                                                  Real Estate Development -- 0.1%
          1,007,500         8.25          B-/B1   Ozburn-Hessey Logistics LLC, Term
                                                  Loan (First Lien), 4/7/16                   $       992,388
                                                                                              ---------------
                                                  Total Real Estate                           $       992,388
-------------------------------------------------------------------------------------------------------------
                                                  SOFTWARE & SERVICES -- 0.8%
                                                  Application Software -- 0.8%
         13,561,838         8.00          B/Ba3   Expert Global Solutions, Inc., Term
                                                  B Advance (First Lien), 3/13/18             $    13,697,456
          3,500,000         9.75      CCC+/Caa1   Vertafore, Inc., Term Loan (Second
                                                  Lien), 10/18/17                                   3,508,750
                                                                                              ---------------
                                                                                              $    17,206,206
                                                                                              ---------------
                                                  Total Software & Services                   $    17,206,206
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                      Floating      S&P/Moody's
Principal             Rate (b)      Ratings
Amount ($)            (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------------
                                                  TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                                  Electronic Components -- 0.2%
          3,897,409          5.00          B/B2   Scitor Corp., Term Loan, 1/21/17            $     3,882,794
                                                                                              ---------------
                                                  Total Technology Hardware
                                                  & Equipment                                 $     3,882,794
-------------------------------------------------------------------------------------------------------------
                                                  UTILITIES -- 0.1%
                                                  Electric Utilities -- 0.1%
          4,398,230          4.75      CCC/Caa1   Texas Competitive Electric Holdings
                                                  Co., LLC, 2017 Term Loan
                                                  (Extending), 10/10/17                       $     2,858,849
                                                                                              ---------------
                                                  Total Utilities                             $     2,858,849
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                                  (Cost $147,350,211)                         $   144,764,249
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                                  RIGHTS/WARRANTS -- 0.0%+
                                                  ENERGY -- 0.0%+
                                                  Oil & Gas Equipment & Services -- 0.0%+
              2,275                               Green Field Energy Services, Inc.
                                                  (144A)                                      $        70,525
-------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Exploration & Production -- 0.0%+
            592,529                               Norse Energy Corp., ASA, 6/16/15            $         8,315
                                                                                              ---------------
                                                  Total Energy                                $        78,840
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL RIGHTS/WARRANTS
                                                  (Cost $90,991)                              $        78,840
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------------
                                                  TEMPORARY CASH INVESTMENTS -- 1.0%
                                                  Repurchase Agreements -- 1.0%
          4,330,000                               Deutsche Bank AG, 0.30%, dated
                                                  10/31/12, repurchase price of
                                                  $4,330,000 plus accrued interest on
                                                  11/1/12 collateralized by the following:
                                                  $908,831 U.S. Treasury Bond,
                                                  6.125-9.0%, 11/15/18-8/15/29
                                                  $299,030 U.S. Treasury Notes,
                                                  2.75-3.125%, 2/15/19-5/15/19
                                                  $3,208,739 U.S. Treasury Strip,
                                                  0.0-1.375%, 5/15/13-11/15/37                $     4,330,000
          4,330,000                               JPMorgan, Inc., 0.30%, dated
                                                  10/31/12, repurchase price of
                                                  $4,330,000 plus accrued interest on
                                                  11/1/12 collateralized by $4,542,722
                                                  Federal National Mortgage Association,
                                                  2.5-4.0%, 5/1/22-7/1/30                           4,330,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 49

-------------------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                                    Value
-------------------------------------------------------------------------------------------------------------
                                                  Repurchase Agreements -- (continued)
          4,330,000                               RBC Capital Markets Corp., 0.26%,
                                                  dated 10/31/12, repurchase price of
                                                  $4,330,000 plus accrued interest on
                                                  11/1/12 collateralized by $4,416,601
                                                  Government National Mortgage
                                                  Association II, 3.5-4.5%,
                                                  7/20/41-6/20/42                             $     4,330,000
          4,330,000                               Bank of Nova Scotia, Inc., 0.35%,
                                                  dated 10/31/12, repurchase price of
                                                  $4,330,000 plus accrued interest on
                                                  11/1/12 collateralized by $4,416,664
                                                  U.S. Treasury Notes, 1.875%, 6/30/15              4,330,000
          4,330,000                               TD Securities, Inc., 0.27%, dated
                                                  10/31/12, repurchase price of
                                                  $4,330,000 plus accrued interest on
                                                  11/1/12 collateralized by $4,416,653
                                                  U.S. Treasury Notes, 4.25%, 11/15/14              4,330,000
                                                                                              ---------------
                                                                                              $    21,650,000
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL TEMPORARY CASH INVESTMENTS
                                                  (Cost $21,650,000)                          $    21,650,000
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENT IN
                                                  SECURITIES -- 97.5%
                                                  (Cost $2,102,226,446) (a)(g)                $ 2,015,137,110
-------------------------------------------------------------------------------------------------------------
                                                  OTHER ASSETS & LIABILITIES -- 2.5%          $    51,331,191
-------------------------------------------------------------------------------------------------------------
                                                  TOTAL NET ASSETS -- 100.0%                  $ 2,066,468,301
=============================================================================================================

-------------------------------------------------------------------------------------------------------------
Notional                                                                                      Unrealized
Principal             Swap Counterparty/Referenced Obligation                                 Gain
-------------------------------------------------------------------------------------------------------------
          4,100,000   JPMorgan Chase & Co., Goodyear Tire & Rubber Co.,
                      5.0%, 9/20/17                                                           $        25,202
                                                                                              ---------------
                      TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                      (Cost $(152,465))                                                       $        25,202
                                                                                              ---------------

+             Amount rounds to less than 0.1%.

(A.D.R.)      American Depositary Receipt.

(G.D.R.)      Global Depositary Receipt.

*             Non-income producing security.

WR            Security rating withdrawn by either S&P or Moody's.

NR            Not rated by either S&P or Moody's.

(Perpetual)   Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT          Real Estate Investment Trust.

PIK           Represents a pay in kind security.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global High Yield Fund | Annual Report | 10/31/12

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2012, the value of these securities amounted to $1,099,621,721 or 53.2% of total net assets.

(Cat Bond)    Catastrophe Bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
              Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate for the certificate of deposit or
              (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2012, the net unrealized loss on investments based on cost for federal income tax purposes of $2,109,748,168 was as follows:

                  Aggregate gross unrealized gain for all investments in which
                    there is an excess of value over tax cost                      $  109,164,796
                  Aggregate gross unrealized loss for all investments in which
                    there is an excess of tax cost over value                        (203,775,854)
                                                                                   ---------------
                 Net unrealized loss                                               $  (94,611,058)
                                                                                   ===============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)           Security is in default and is non-income producing.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes To Financial Statements -- Note 1A.

(e) Security is issued with a zero coupon. Income is recognized through accretion of discount.

(f) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

(g) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

              US           United States                                   50.9%
              KY           Cayman Islands                                   8.4%
              MX           Mexico                                           5.0%
              LU           Luxembourg                                       4.1%
              NL           Netherlands                                      3.6%
              AR           Argentina                                        3.4%
              IE           Ireland                                          3.3%
              CA           Canada                                           2.3%
              GB           United Kingdom                                   2.3%
              BR           Brazil                                           2.1%
              BM           Bermuda                                          1.7%
              ID           Indonesia                                        1.4%
              PE           Peru                                             1.2%
              SG           Singapore                                        1.1%
              NO           Norway                                           1.0%
                           Other (Individually less than 1%)                8.2%
                                                                          ------
                                                                          100.0%
                                                                          ======

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 51

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

               NOK          Norwegian Krone
               EURO         Euro
               BRL          Brazilian Real
               CAD          Canadian Dollar
               TRY          Turkish Lira
               CNY          New Chinese Yuan
               GBP          British Pound Sterling
               IDR          Indonesian Rupiah
               PHP          Philippine Peso
               MXN          Mexican Peso
               COP          Columbian Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2012 aggregated $763,483,127 and $1,132,367,851, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities

    Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 - significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Global High Yield Fund | Annual Report | 10/31/12

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------
                               Level 1         Level 2          Level 3     Total
-------------------------------------------------------------------------------------------
Asset Backed Securities        $           --  $   36,947,879   $       --  $   36,947,879
Collateralized Mortgage
   Obligations                             --      26,442,217           --      26,442,217
Corporate Bonds                            --   1,520,485,743           --   1,520,485,743
Convertible Corporate Bonds                --     128,004,873           --     128,004,873
Preferred Stocks                    9,295,384       3,924,331           --      13,219,715
Municipal Bonds                            --       5,620,950           --       5,620,950
Foreign Government Bonds                   --      93,932,389           --      93,932,389
Senior Floating Rate
   Loan Interests                          --     144,764,249           --     144,764,249
Common Stocks                      19,604,653         330,068    3,499,284      23,434,005
Convertible Preferred Stocks          556,250              --           --         556,250
Rights/Warrants                            --          78,840           --          78,840
Repurchase Agreements                      --      21,650,000           --      21,650,000
-------------------------------------------------------------------------------------------
Total                          $   29,456,287  $1,982,181,539   $3,499,284  $2,015,137,110
===========================================================================================
Other Financial Instruments
Unrealized Gain on Credit
   Default Swaps               $           --  $       25,202   $       --  $       25,202
Unrealized loss on forward
   Foreign Currency portfolio
   Hedge Contracts                         --        (114,124)          --        (114,124)
-------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                 $           --  $      (88,922)  $       --  $      (88,922)
===========================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

---------------------------------------------------------------------------------------------
                                                     Common        Corporate
                                                     Stocks        Bonds         Total
---------------------------------------------------------------------------------------------
Balance as of 10/31/11                               $ 7,223,788   $   460,680   $ 7,684,468
Realized gain (loss)                                   1,202,521    (7,833,486)   (6,630,965)
Change in unrealized appreciation (depreciation)(1)   (2,735,938)    8,204,945     5,469,007
Purchases*                                                    --     2,433,217     2,433,217
Sales                                                 (2,191,087)   (4,299,647)   (6,490,734)
Transfers in to Level 3**                                     --     2,068,582     2,068,582
Transfers out of Level 3**                                    --    (1,034,291)   (1,034,291)
---------------------------------------------------------------------------------------------
Balance as of 10/31/12                               $ 3,499,284   $        --   $ 3,499,284
=============================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

* A portion of the total of the purchases includes payment in kind transactions.

**  Transfers are calculated at the beginning of the period values.

    Net change in unrealized appreciation (depreciation) of investments
    still held as of 10/31/12                                              $  (1,503,798)
                                                                           --------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 53

Statement of Assets and Liabilities | 10/31/12 (Consolidated)

ASSETS:
  Investment in securities (cost $2,102,226,446)                                  $2,015,137,110
  Cash                                                                                 9,871,464
  Foreign currencies, at value (cost $18,787,463)                                     19,117,492
  Receivables --
     Investment securities sold                                                          953,886
     Fund shares sold                                                                  6,245,106
     Dividends                                                                           155,306
     Interest                                                                         40,900,287
     Unrealized appreciation on bridge loan and delayed draw loans                        68,403
     Unrealized appreciation on credit default swaps                                      25,202
  Other                                                                                  654,531
-------------------------------------------------------------------------------------------------
         Total assets                                                             $2,093,128,787
=================================================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                                              $   13,695,021
     Fund shares repurchased                                                           9,497,489
     Dividends                                                                         2,109,680
   Credit default swaps, premiums received                                               153,750
   Due to affiliates                                                                     752,603
   Accrued expenses                                                                      337,819
   Unrealized depreciation on forward foreign currency portfolio hedge contracts         114,124
-------------------------------------------------------------------------------------------------
         Total liabilities                                                        $   26,660,486
=================================================================================================
NET ASSETS:
   Paid-in capital                                                                $2,404,977,026
   Distributions in excess of net investment income                                   (9,186,541)
   Accumulated net realized loss on investments and foreign
     currency transactions                                                          (242,465,718)
   Net unrealized loss on investments                                                (87,089,336)
   Net unrealized gain on bridge loan and delayed draw loan                               68,403
   Net unrealized gain on credit default swaps                                            25,202
   Net unrealized gain on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                      139,265
-------------------------------------------------------------------------------------------------
         Total net assets                                                         $2,066,468,301
=================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class A (based on $602,568,295/59,475,641 shares)                              $        10.13
   Class B (based on $38,964,725/3,843,803 shares)                                $        10.14
   Class C (based on $468,920,299/46,421,460 shares)                              $        10.10
   Class Y (based on $945,946,420/94,975,131 shares)                              $         9.96
   Class Z (based on $10,068,562/965,751 shares)                                  $        10.43
MAXIMUM OFFERING PRICE:
   Class A ($10.13 (divided by) 95.5%)                                            $        10.61
=================================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Global High Yield Fund | Annual Report | 10/31/12

Statement of Operations (Consolidated)

For the Year Ended 10/31/12

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $140,400)            $208,200,910
   Dividends (net of foreign taxes withheld of $23,948)               1,321,316
   Income from securities loaned, net                                    79,184
-----------------------------------------------------------------------------------------------
         Total investment income                                                  $209,601,410
===============================================================================================
EXPENSES:
   Management fees                                                 $ 14,181,546
   Transfer agent fees
     Class A                                                            668,330
     Class B                                                             63,675
     Class C                                                            243,177
     Class Y                                                             77,825
     Class Z                                                              6,798
   Distribution fees
     Class A                                                          1,598,950
     Class B                                                            434,807
     Class C                                                          4,556,296
   Shareholder communication expense                                  2,355,411
   Administrative reimbursements                                        676,680
   Custodian fees                                                       116,965
   Registration fees                                                    284,356
   Professional fees                                                    156,903
   Printing expense                                                     109,439
   Fees and expenses of nonaffiliated Trustees                           92,254
   Miscellaneous                                                        238,387
-----------------------------------------------------------------------------------------------
     Total expenses                                                               $ 25,861,799
-----------------------------------------------------------------------------------------------
         Net investment income                                                    $183,739,611
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CLASS ACTION,
CREDIT DEFAULT SWAPS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
     Investments                                                   $ (8,443,398)
     Class action                                                        28,496
     Credit default swaps                                              (348,106)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                  (331,470)  $ (9,094,478)
-----------------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) on:
     Investments                                                   $ 76,329,399
     Credit default swaps                                               211,052
     Unfunded corporate loans                                           101,987
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                   150,540   $ 76,792,978
-----------------------------------------------------------------------------------------------
   Net gain on investments                                                        $ 67,698,500
-----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                           $251,438,111
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 55

Statements of Changes in Net Assets (Consolidated)

----------------------------------------------------------------------------------------------
                                                            Year Ended        Year Ended
                                                            10/31/12          10/31/11
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   183,739,611   $   205,492,800
Net realized gain (loss) on investments, class action and
  foreign currency transactions                                  (9,094,478)       64,438,836
Change in net unrealized gain on investments and
  foreign currency transactions                                  76,792,978      (239,192,629)
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   251,438,111   $    30,739,007
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.81 and $0.32 per share, respectively)     $   (52,710,619)  $   (71,500,008)
      Class B ($0.73 and $0.22 per share, respectively)          (3,259,655)       (4,324,584)
      Class C ($0.74 and $0.32 per share, respectively)         (34,509,782)      (34,373,840)
      Class Y ($0.83 and $0.00 per share, respectively)        (106,055,951)      (93,119,401)
      Class Z ($0.86 and $0.00 per share, respectively)            (742,618)       (1,004,924)
----------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $  (197,278,625)  $  (204,322,757)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $   943,301,630   $ 1,848,261,452
Reinvestment of distributions                                   170,311,348       166,943,218
Cost of shares repurchased                                   (1,633,158,248)   (1,997,556,834)
----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                       $  (519,545,270)  $    17,647,836
----------------------------------------------------------------------------------------------
      Net decrease in net assets                            $  (465,385,784)  $  (155,935,914)
NET ASSETS:
Beginning of year                                             2,531,854,085     2,687,789,999
----------------------------------------------------------------------------------------------
End of year                                                 $ 2,066,468,301   $ 2,531,854,085
----------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                        $   (9,186,541)   $     6,436,457
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Global High Yield Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------
                                    '12 Shares    '12 Amount         '11 Shares    '11 Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                          23,366,717   $  250,593,230      45,322,070   $  478,856,191
Reinvestment of
   distributions                      4,597,616       45,052,236       5,325,281       55,922,586
Less shares repurchased             (34,506,225)    (336,282,546)    (90,708,421)    (956,573,557)
--------------------------------------------------------------------------------------------------
      Net decrease                   (6,541,892)  $  (40,637,080)    (40,061,070)  $ (421,794,780)
==================================================================================================
Class B
Shares sold or
   exchanged                            143,609   $    2,916,301         182,501   $    1,919,382
Reinvestment of
   distributions                        269,832        2,642,789         315,412        3,301,623
Less shares repurchased              (1,706,616)     (16,757,590)     (2,965,546)     (31,230,042)
--------------------------------------------------------------------------------------------------
      Net decrease                   (1,293,175)  $  (11,198,500)     (2,467,633)  $  (26,009,037)
==================================================================================================
Class C
Shares sold                           7,882,302   $   91,982,625       8,590,010   $   90,033,530
Reinvestment of
   distributions                      2,402,034       23,480,616       2,193,451       22,827,373
Less shares repurchased             (10,848,907)    (105,965,981)    (13,781,313)    (142,849,741)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)          (564,571)  $    9,497,260      (2,997,852)  $  (29,988,838)
==================================================================================================
Class Y
Shares sold                          56,936,699   $  590,959,930     123,093,815   $1,257,879,328
Reinvestment of
   distributions                     10,250,504       98,636,819       8,210,266       84,133,526
Less shares repurchased            (113,454,287)  (1,089,953,263)     (82,635,654)   (847,547,383)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)       (46,267,084)  $ (400,356,514)     48,668,427   $  494,465,471
==================================================================================================
Class Z
Shares sold                             677,620   $    6,849,544       1,776,624   $   19,573,021
Reinvestment of
   distributions                         49,395          498,888          69,254          758,110
Less shares repurchased                (510,913)     (84,198,868)     (1,778,794)     (19,356,111)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)           216,102   $  (76,850,436)         67,084   $      975,020
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 57

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year
                                                                 Ended          Ended          Year         Year         Year
                                                                 10/31/12       10/31/11       Ended        Ended        Ended
                                                                 (Consolidated) (Consolidated) 10/31/10     10/31/09     10/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $   9.83       $  10.53       $     9.39   $     7.56   $  12.30
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $   0.76       $   0.77       $     0.80   $     0.90   $   1.03
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                  0.35          (0.70)            1.11         1.98      (4.59)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   1.11       $   0.07       $     1.91   $     2.88   $  (3.56)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $  (0.81)      $  (0.77)      $    (0.77)  $    (1.05)  $  (1.07)
   Net realized gain                                                   --             --               --           --      (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (0.81)      $  (0.77)      $    (0.77)  $    (1.05)  $  (1.18)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   0.30       $  (0.70)      $     1.14   $     1.83   $  (4.74)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  10.13       $   9.83       $    10.53   $     9.39   $   7.56
===================================================================================================================================
Total return*                                                       11.89%          0.49%           21.16%       43.56%    (31.45)%
Ratio of net expenses to average net assets+                         1.10%          1.09%            1.10%        1.10%      1.10%
Ratio of net investment income to average net assets+                7.74%          7.37%            8.08%       11.68%      9.25%
Portfolio turnover rate                                                33%            52%              49%          33%        25%
Net assets, end of period (in thousands)                         $602,568       $648,746       $1,117,231   $1,018,040   $759,925
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    1.10%          1.09%            1.15%        1.32%      1.18%
   Net investment income                                             7.74%          7.37%            8.02%       11.46%      9.17%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                      1.10%          1.09%            1.10%        1.10%      1.10%
   Net investment income                                             7.74%          7.37%            8.07%       11.68%      9.25%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Global High Yield Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------------------------
                                                                   Year           Year
                                                                   Ended          Ended          Year       Year       Year
                                                                   10/31/12       10/31/11       Ended      Ended      Ended
                                                                   (Consolidated) (Consolidated) 10/31/10   10/31/09   10/31/08
---------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                               $  9.83        $ 10.53        $  9.37    $  7.54    $ 12.27
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                           $  0.68        $  0.68        $  0.70    $  0.81    $  0.93
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                   0.36          (0.69)          1.15       2.01      (4.57)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  1.04        $ (0.01)       $  1.85    $  2.82    $ (3.64)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           $ (0.73)       $ (0.69)       $ (0.69)   $ (0.99)   $ (0.98)
   Net realized gain                                                    --             --             --         --      (0.11)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (0.73)       $ (0.69)       $ (0.69)   $ (0.99)   $ (1.09)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  0.31        $ (0.70)       $  1.16    $  1.83    $ (4.73)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.14        $  9.83        $ 10.53    $  9.37    $  7.54
=================================================================================================================================
Total return*                                                        11.10%         (0.32)%        20.40%     42.42%    (32.02)%
Ratio of net expenses to average net assets+                          1.91%          1.90%          1.92%      2.00%      1.92%
Ratio of net investment income to average net assets+                 6.94%          6.59%          7.27%     10.88%      8.47%
Portfolio turnover rate                                                 33%            52%            49%        33%        25%
Net assets, end of period (in thousands)                           $38,965        $50,509        $80,100    $96,411    $83,412
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.91%          1.90%          1.92%      2.08%      1.92%
   Net investment income                                              6.94%          6.56%          7.27%     10.80%      8.47%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                       1.91%          1.90%          1.92%      2.00%      1.92%
   Net investment income                                              6.94%          6.59%          7.27%     10.88%      8.47%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 59

--------------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year
                                                                 Ended          Ended           Year       Year       Year
                                                                 10/31/12       10/31/11        Ended      Ended      Ended
                                                                 (Consolidated) (Consolidated)  10/31/10   10/31/09   10/31/08
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $   9.80       $  10.49        $   9.34   $   7.51   $  12.24
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $   0.69       $   0.70        $   0.73   $   0.82   $   0.93
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                  0.35          (0.69)           1.11       1.99      (4.57)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   1.04       $   0.01        $   1.84   $   2.81   $  (3.64)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $  (0.74)      $  (0.70)       $  (0.69)  $  (0.98)  $  (0.98)
   Net realized gain                                                 --             --              --         --        (0.11)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (0.74)      $  (0.70)       $  (0.69)  $  (0.98)  $  (1.09)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   0.30       $  (0.69)       $   1.15   $   1.83   $  (4.73)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  10.10       $   9.80        $  10.49   $   9.34   $   7.51
================================================================================================================================
Total return*                                                       11.17%         (0.13)%         20.43%     42.56%    (32.08)%
Ratio of net expenses to average net assets+                         1.78%          1.78%           1.82%      1.98%      1.85%
Ratio of net investment income to average net assets+                7.08%          6.72%           7.37%     10.78%      8.55%
Portfolio turnover rate                                                33%            52%             49%        33%        25%
Net assets, end of period (in thousands)                         $468,920       $460,476        $524,448   $461,644   $347,459
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    1.78%          1.78%           1.82%      1.98%      1.85%
   Net investment income                                             7.08%          6.72%           7.37%     10.78%      8.55%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                      1.78%          1.78%           1.82%      1.98%      1.85%
   Net investment income                                             7.08%          6.72%           7.37%     10.78%      8.55%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Global High Yield Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------------------------
                                                                 Year            Year
                                                                 Ended           Ended           Year       Year       Year
                                                                 10/31/12        10/31/11        Ended      Ended      Ended
                                                                 (Consolidated)  (Consolidated)  10/31/10   10/31/09   10/31/08
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $   9.66        $    10.35      $   9.25   $   7.46   $ 12.10
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $   0.76        $     0.81      $   0.86   $   0.94   $  1.05
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                  0.37             (0.70)         1.03       1.91     (4.48)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   1.13        $     0.11      $   1.89   $   2.85   $ (3.43)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $  (0.83)            (0.80)        (0.79)     (1.06)    (1.10)
   Net realized gain                                                   --                --            --         --     (0.11)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (0.83)       $    (0.80)     $  (0.79)  $  (1.06)  $ (1.21)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   0.30        $    (0.69)     $   1.10   $   1.79   $ (4.64)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   9.96        $     9.66      $  10.35   $   9.25   $  7.46
=================================================================================================================================
Total return*                                                       12.35%             0.85%        21.35%     43.78%   (30.96)%
Ratio of net expenses to average net assets+                         0.80%             0.74%         0.73%      0.78%     0.74%
Ratio of net investment income to average net assets+                8.03%             7.72%         8.42%     11.43%     9.82%
Portfolio turnover rate                                                33%               52%           49%        33%       25%
Net assets, end of period (in thousands)                         $945,946        $1,364,543      $958,596   $215,614   $50,477
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    0.80%             0.74%         0.73%      0.79%     0.74%
   Net investment income                                             8.03%             7.72%         8.42%     11.43%     9.82%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                      0.80%             0.74%         0.73%      0.78%     0.74%
   Net investment income                                             8.03%             7.72%         8.42%     11.43%     9.82%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 61

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Year            Year
                                                                    Ended           Ended           Year       Year       Year
                                                                    10/31/12        10/31/11        Ended      Ended      Ended
                                                                    (Consolidated)  (Consolidated)  10/31/10   10/31/09   10/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                $ 10.11         $ 10.86         $ 9.67     $ 7.79     $ 12.31
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $  0.82         $  0.85         $ 0.87     $ 1.00     $  1.07
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                    0.36           (0.77)          1.13       1.98       (4.37)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  1.18         $  0.08         $ 2.00     $ 2.98     $ (3.30)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $ (0.86)          (0.83)         (0.81)     (1.10)      (1.11)
   Net realized gain                                                   --              --             --         --         (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $ (0.86)        $ (0.83)        $(0.81)    $(1.10)    $ (1.22)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $ (0.32)        $ (0.75)        $ 1.19     $ 1.88     $ (4.52)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.43         $ 10.11         $10.86     $ 9.67     $  7.79
===================================================================================================================================
Total return*                                                         12.30%           0.53%         21.58%     43.69%     (29.21)%
Ratio of net expenses to average net assets+                           0.88%           0.76%          0.90%      0.90%       0.90%
Ratio of net investment income to average net assets+                  7.99%           7.67%          8.26%     11.46%       9.85%
Portfolio turnover rate                                                  33%             52%            49%        33%         25%
Net assets, end of period (in thousands)                            $10,069         $ 7,580         $7,416     $4,283     $ 2,366
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                      0.88%           0.76%          0.91%      1.23%       1.11%
   Net investment income                                               7.99%           7.67%          8.25%     11.13%       9.64%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                        0.88%           0.76%          0.90%      0.90%       0.90%
   Net investment income                                               7.99%           7.67%          8.26%     11.46%       9.85%
===================================================================================================================================

(a) Class Z shares were first publicly offered on July 6, 2007.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Global High Yield Fund | Annual Report | 10/31/12

Notes to Financial Statements | 10/31/12 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Global High Yield Fund | Annual Report | 10/31/12 63

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

    At October 31, 2012, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.2% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

64 Pioneer Global High Yield Fund | Annual Report | 10/31/12

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 8).

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 65

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    At October 31, 2012, the Fund reclassified $2,083,984 to increase distributions in excess of net investment income, $2,689,147 to decrease accumulated net realized loss on investments and foreign currency transactions and $605,163 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    At October 31, 2012, the Fund was permitted to carry forward indefinitely $6,237,181 of short term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2012, the Fund had a net capital loss carryforward of $235,848,362, of which the following amounts will expire between 2016 and 2018 if not utilized:
    $4,718,467 in 2016, $204,858,985 in 2017 and $26,270,910 in 2018

    The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

--------------------------------------------------------------------------------
                                                         2012               2011
--------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                             $ 197,278,625      $ 204,322,757
--------------------------------------------------------------------------------
       Total                                    $ 197,278,625      $ 204,322,757
================================================================================

66 Pioneer Global High Yield Fund | Annual Report | 10/31/12

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

--------------------------------------------------------------------------------
                                                                            2012
--------------------------------------------------------------------------------
    Distributable earnings:
    Capital loss carryforward                                     $(242,085,543)
    Current year dividend payable                                    (2,109,680)
    Unrealized depreciation                                         (94,313,502)
--------------------------------------------------------------------------------
       Total                                                      $(338,508,725)
================================================================================

    The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds, credit default swaps, partnerships, interest on defaulted bonds, and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $206,236 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2012.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended October 31, 2012, the Fund recognized gains of $28,496 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 67

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

68 Pioneer Global High Yield Fund | Annual Report | 10/31/12

I.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of October 31, 2012, the Fund had no securities on loan.

J.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 69

    When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    During the year ended October 31, 2012, the Fund opened one credit default swap, with a notional principal of $4,100,000, which was still open at year end. Credit default swap contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the year ended October 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10%, 2.00%, 2.00% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. Class Y shares do not have an expense limitation. These expense limitations were in effect through March 1, 2012.

70 Pioneer Global High Yield Fund | Annual Report | 10/31/12

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $139,874 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  513,329
Class B                                                                   40,107
Class C                                                                  249,677
Class Y                                                                1,540,430
Class Z                                                                   11,868
--------------------------------------------------------------------------------
   Total                                                              $2,355,411
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $576,858 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2012.

4. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of October 31, 2012, the Subsidiary represented approximately $2,977,188 or approximately 0.1% of the net assets of the Fund.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 71

5. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,871 in distribution fees payable to PFD at October 31, 2012.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2012, CDSCs in the amount of $65,289 were paid to PFD.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the

72 Pioneer Global High Yield Fund | Annual Report | 10/31/12 borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended October 31, 2012, the average daily amount of borrowings outstanding during the period was $17,900,000. The related weighted average annualized interest rate for the period was 1.25%, and the total interest expense on such borrowings was $8,256, which is included in interest expense, located on the Statement of Operations. As of October 31, 2012, there were no borrowings outstanding.

7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2012, the Fund's expenses were not reduced under such arrangements.

8. Forward Foreign Currency Contracts

At October 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of portfolio hedge contracts open during the year ended October 31, 2012 was $35,514,043.

Open portfolio hedges at October 31, 2012 were as follows:

----------------------------------------------------------------------------------------------
                       Net Contracts   In Exchange     Settlement                  Unrealized
Currency               to deliver      For USD         Date         Value          Gain (Loss)
----------------------------------------------------------------------------------------------
EUR (Euro)               (5,500,000)   $ (7,212,040)   11/14/12     $ (7,130,699)   $  81,341
EUR (Euro)              (12,230,000)    (15,837,153)   11/14/12      (15,856,079)     (18,926)
GBP (Pound Sterling)     (3,846,000)     (6,075,465)   12/14/12       (6,202,566)    (127,101)
INR (Indian Rupee)      271,000,000       4,968,830    3/15/13         4,919,392      (49,438)
----------------------------------------------------------------------------------------------
  Total                                                                             $(114,124)
----------------------------------------------------------------------------------------------

9. Bridge Loan and Delayed Draw Loan Commitments

As of October 31, 2012, the Fund had bridge loan and delayed draw loan commitments of $20,930,936 (excluding unrealized appreciation on those commitments of $68,403 as of October 31, 2012) which could be extended at the option of the borrower, pursuant to the following loan agreements:

---------------------------------------------------------------------------------------------
                                                                                  Unrealized
 Loan                                   Shares       Cost           Value         Gain
---------------------------------------------------------------------------------------------
Cequel Communications, Bridge Loan      5,850,000     5,850,000      5,879,250    $   29,250
DuPont Performance Bridge Loan          8,000,000    10,356,400     10,370,800        14,400
Hamilton Sundstrand Bridge Loan         4,500,000     4,500,000      4,522,500        22,500
Harvard Drug, Delayed Draw Term Loan      157,696       156,132        158,386         2,253
---------------------------------------------------------------------------------------------
  Total                                                                           $   68,403
---------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 73

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2012 were as follows:

-----------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                Asset Derivatives 2012             Liabilities Derivatives 2012
Hedging Instruments             -------------------------------    ----------------------------------
Under Accounting                Statement of Assets                Statement of Assets
Standards Codification          and Liabilities                    and Liabilities
(ASC) 815                       Location              Value        Location                Value
-----------------------------------------------------------------------------------------------------
Unrealized appreciation/
  depreciation on Forward
  Foreign Currency Portfolio
  Hedge Contracts               Receivables           $      --    Payables                $ 114,124
Unrealized gain on credit       Net Assets                         Net Assets
  Default Swaps                   Unrealized                         Unrealized
                                  Appreciation        $  25,202      Depreciation          $      --
-----------------------------------------------------------------------------------------------------
  Total                                               $  25,202                            $ 114,124
=====================================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012 was as follows:

----------------------------------------------------------------------------------------------------------
Derivatives not                                                                             Change in
Accounted for as                                                           Realized Gain    Unrealized
Hedging Instruments                                                        or (Loss)        Gain or (Loss)
Under Accounting                                                           on Derivatives   on Derivatives
Standards Codification     Location of Gain or (Loss) On                   Recognized       Recognized
(ASC) 815                  Derivatives Recognized in Income                in Income        in Income
----------------------------------------------------------------------------------------------------------
Forward Foreign            Net realized loss on forward foreign
  Currency portfolio       currency contracts and other assets and
  hedge Contracts          liabilities denominated in foreign currencies   $1,035,660

Forward Foreign            Change in unrealized loss on forward
  Currency portfolio       foreign currency contracts and other
  hedge Contracts          assets and liabilities denominated in
                           foreign currencies                                               $150,541

Forward Foreign            Net realized gain on forward foreign
  Currency settlement      currency settlement hedge contracts and
  hedge Contracts          other assets and liabilities denominated in
                           foreign currencies                              $10,800

Credit Default Swaps       Net realized loss on credit default swaps       $(348,106)
Credit Default Swaps       Change in unrealized loss on credit
                           default swaps                                                    $211,052

74 Pioneer Global High Yield Fund | Annual Report | 10/31/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Series VII Trust and the Shareowners of
Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Pioneer Global High Yield Fund (the "Fund") (one of the portfolios constituting the Series VII Trust) as of October 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund at October 31, 2012, the consolidated results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 28, 2012


                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 75

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

76 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)           Trustee since 2006.        Chairman and Chief Executive Officer,       Director, Broadridge
Chairman of the Board and      Serves until a successor   Quadriserv, Inc. (technology products for   Financial Solutions, Inc.
Trustee                        trustee is elected or      securities lending industry) (2008 -        (investor communications
                               earlier retirement or      present); private investor (2004 - 2008);   and securities processing
                               removal.                   and Senior Executive Vice President, The    provider for financial
                                                          Bank of New York (financial and securities  services industry) (2009 -
                                                          services) (1986 - 2004)                     present); Director,
                                                                                                      Quadriserv, Inc. (2005 -
                                                                                                      present); and Commissioner,
                                                                                                      New Jersey State Civil
                                                                                                      Service Commission (2011 -
                                                                                                      present)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)             Trustee since 2005.        Managing Partner, Federal City Capital      Director of Enterprise
Trustee                        Serves until a successor   Advisors (corporate advisory services       Community Investment, Inc.
                               trustee is elected or      company) (1997 - 2004 and 2008 -            (privately-held affordable
                               earlier retirement or      present); Interim Chief Executive           housing finance company)
                               removal.                   Officer, Oxford Analytica, Inc.             (1985 - 2010); Director of
                                                          (privately held research and consulting     Oxford Analytica, Inc.
                                                          company) (2010); Executive Vice President   (2008 - present); Director
                                                          and Chief Financial Officer, I-trax, Inc.   of The Swiss Helvetia Fund,
                                                          (publicly traded health care services       Inc. (closed-end fund)
                                                          company) (2004 - 2007); and Executive       (2010 - present); and
                                                          Vice President and Chief Financial          Director of New York
                                                          Officer, Pedestal Inc. (internet-based      Mortgage Trust (publicly
                                                          mortgage trading company) (2000 - 2002)     traded mortgage REIT) (2004
                                                                                                      - 2009, 2012 - present)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)      Trustee since 2008.        William Joseph Maier Professor of           Trustee, Mellon
Trustee                        Serves until a successor   Political Economy, Harvard University       Institutional Funds
                               trustee is elected or      (1972 - present)                            Investment Trust and Mellon
                               earlier retirement or                                                  Institutional Funds Master
                               removal.                                                               Portfolio (oversaw 17
                                                                                                      portfolios in fund complex)
                                                                                                      (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)      Trustee since 2001.        Founding Director, Vice President and       None
Trustee                        Serves until a successor   Corporate Secretary, The Winthrop Group,
                               trustee is elected or      Inc. (consulting firm) (1982-present);
                               earlier retirement or      Desautels Faculty of Management, McGill
                               removal.                   University (1999 - present); and Manager
                                                          of Research Operations and Organizational
                                                          Learning, Xerox PARC, Xerox's advance
                                                          research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 77

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)       Trustee since 2001.        President and Chief Executive Officer,      Director of New America
Trustee                        Serves until a successor   Newbury, Piret & Company, Inc.              High Income Fund, Inc.
                               trustee is elected or      (investment banking firm) (1981 - present)  (closed-end investment
                               earlier retirement or                                                  company) (2004 - present);
                               removal.                                                               and member, Board of
                                                                                                      Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)           Trustee since 2001.        Senior Counsel, Sullivan & Cromwell LLP     Director, The Swiss
Trustee                        Serves until a successor   (law firm) (1998 - present); and Partner,   Helvetia Fund, Inc.
                               trustee is elected or      Sullivan & Cromwell LLP (prior to 1998)     (closed-end investment
                               earlier retirement or                                                  company); and Director,
                               removal.                                                               Invesco, Ltd. (formerly
                                                                                                      AMVESCAP, PLC) (investment
                                                                                                      manager) (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Global High Yield Fund | Annual Report | 10/31/12

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*       Trustee since 2001.        Non-Executive Chairman and a director of    None
Trustee, President and Chief   Serves until a successor   Pioneer Investment Management USA Inc.
Executive Officer of the Fund  trustee is elected or      ("PIM-USA"); Chairman and a director of
                               earlier retirement or      Pioneer; Chairman and Director of
                               removal.                   Pioneer Institutional Asset Management,
                                                          Inc. (since 2006); Director of Pioneer
                                                          Alternative Investment Management
                                                          Limited (Dublin) (until October 2011);
                                                          President and a director of Pioneer
                                                          Alternative Investment Management
                                                          (Bermuda) Limited and affiliated funds;
                                                          Deputy Chairman and a director of
                                                          Pioneer Global Asset Management S.p.A.
                                                          ("PGAM") (until April 2010); Director of
                                                          Nano-C, Inc. (since 2003); Director of
                                                          Cole Management Inc. (2004 - 2011);
                                                          Director of Fiduciary Counseling, Inc.
                                                          (until December 2011); President of all
                                                          of the Pioneer Funds; and Retired
                                                          Partner, Wilmer Cutler Pickering Hale
                                                          and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*      Trustee since 2007.        Director, CEO and President of PIM-USA      None
Trustee and Executive Vice     Serves until a successor   (since February 2007); Director and
President                      trustee is elected or      President of Pioneer and Pioneer
                               earlier retirement or      Institutional Asset Management, Inc.
                               removal.                   (since February 2007); Executive Vice
                                                          President of all of the Pioneer Funds
                                                          (since March 2007); Director of PGAM
                                                          (2007 - 2010); Head of New Europe
                                                          Division, PGAM (2000 - 2005); Head of
                                                          New Markets Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 79

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                        Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)     Since 2003. Serves at the  Vice President and Associate General        None
Secretary                      discretion of the Board.   Counsel of Pioneer since January 2008
                                                          and Secretary of all of the Pioneer
                                                          Funds since June 2010; Assistant
                                                          Secretary of all of the Pioneer Funds
                                                          from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)         Since 2010. Serves at the  Fund Governance Director of Pioneer         None
Assistant Secretary            discretion of the Board.   since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds since
                                                          June 2010; Manager - Fund Governance of
                                                          Pioneer from December 2003 to November
                                                          2006; and Senior Paralegal of Pioneer
                                                          from January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)              Since 2010. Serves at the  Counsel of Pioneer since June 2007 and      None
Assistant Secretary            discretion of the Board.   Assistant Secretary of all the Pioneer
                                                          Funds since June 2010; and Vice
                                                          President and Counsel at State Street
                                                          Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)           Since 2008. Serves at the  Vice President - Fund Treasury of           None
Treasurer and Chief Financial  discretion of the Board.   Pioneer; Treasurer of all of the Pioneer
and Accounting Officer of the                             Funds since March 2008; Deputy Treasurer
Fund                                                      of Pioneer from March 2004 to February
                                                          2008; and Assistant Treasurer of all of
                                                          the Pioneer Funds from March 2004 to
                                                          February 2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)          Since 2001. Serves at the  Assistant Vice President - Fund Treasury    None
Assistant Treasurer            discretion of the Board.   of Pioneer; and Assistant Treasurer of
                                                          all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)             Since 2002. Serves at the  Fund Accounting Manager - Fund Treasury     None
Assistant Treasurer            discretion of the Board.   of Pioneer; and Assistant Treasurer of
                                                          all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)          Since 2009. Serves at the  Fund Administration Manager - Fund          None
Assistant Treasurer            discretion of the Board.   Treasury of Pioneer since November 2008;
                                                          Assistant Treasurer of all of the
                                                          Pioneer Funds since January 2009; and
                                                          Client Service Manager - Institutional
                                                          Investor Services at State Street Bank
                                                          from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Global High Yield Fund | Annual Report | 10/31/12

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                        Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)           Since 2010. Serves at the  Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer       discretion of the Board.   of all the Pioneer Funds since March
                                                          2010; Director of Adviser and Portfolio
                                                          Compliance at Pioneer since October
                                                          2005; and Senior Compliance Officer for
                                                          Columbia Management Advisers, Inc. from
                                                          October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)          Since 2006. Serves at the  Director--Transfer Agency Compliance of     None
Anti-Money Laundering          discretion of the Board.   Pioneer and Anti-Money Laundering
Officer                                                   Officer of all the Pioneer Funds since
                                                          2006
-----------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 81

                           This page for your notes.

82 Pioneer Global High Yield Fund | Annual Report | 10/31/12

                           This page for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/12 83

                           This page for your notes.

84 Pioneer Global High Yield Fund | Annual Report | 10/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Invesments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19440-06-1212

                        Pioneer Global Aggregate
                        Bond Fund

--------------------------------------------------------------------------------

                        Annual Report | October 31, 2012
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PGABX
                        Class C     PGCBX
                        Class Y     PGYBX

                        [LOGO]  Pioneer
                                Investment(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          44

Notes to Financial Statements                                                 51

Report of Independent Registered Public Accounting Firm                       62

Trustees, Officers and Service Providers                                      63

                 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff " in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 3

Portfolio Management Discussion | 10/31/12

Despite re-occurring concerns about the strength and durability of the global economic recovery, credit-sensitive fixed-income investments produced positive returns during the 12 months ended October 31, 2012, outperforming low-yielding government bonds. In the following interview, Charles Melchreit discusses the performance of Pioneer Global Aggregate Bond Fund during the 12-month period. Mr. Melchreit, vice president and portfolio manager at Pioneer, is responsible for the daily management of the Fund, along with Mr. Tanguy Le Saout, Head of European Fixed-Income Portfolio Management and European Fixed-Income Research at Pioneer.

Q   How did the Fund perform during the 12 months ended October 31, 2012?

A Pioneer Global Aggregate Bond Fund's Class A shares returned 5.98% at net asset value during the 12 months ended October 31, 2012, while the Fund's benchmark, the Barclays Capital Global Aggregate Bond Index (the Barclays Index) returned 3.54%. During the same period, the average return of the 191 mutual funds in Lipper's Global Income Funds category was 6.64%.

Q How would you describe the investment environment for fixed-income securities during the 12 months ended October 31, 2012?

A Credit-sensitive sectors in the world's fixed-income markets tended to produce the best performance during the 12-month period, despite bursts of market volatility that resulted in temporary retreats from the dominant market trends. To be sure, markets in the United States, in developed European nations, and in the emerging markets--the three major market groups that make up the Fund's investable universe--behaved differently from each other during the period, as investors in each area reacted to certain developments. By the end of the 12-month period, however, the overall trend was that lower-rated, more credit-sensitive securities produced the best relative results, with emerging market debt and high-yielding and investment-grade corporate bonds substantially outperforming the higher-quality, sovereign-government debt of major industrialized nations.

    In the United States, the domestic economy continued to grow, albeit slowly, and the credit sectors outperformed. Corporate bonds and other credit-linked securities performed very well early in the period, but then faded in the late spring and early summer of 2012 as investors worried about the sustainability of the economic rebound, especially in the face of intensifying sovereign-debt problems in Europe and evidence of economic

4 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 weakening in China and other Asian nations. The resulting fears that the U.S. economy might fall back into recession were somewhat alleviated, however, when the Federal Reserve Board (the Fed) in late summer announced its third round of quantitative easing ("QE3") to encourage lower interest rates by buying mortgage-backed securities on the open market. After the Fed's announcement, the credit sectors again rallied and the comeback continued through the end of the period on October 31, 2012, although market anxieties did increase in the run-up to the November elections as investors grew concerned about whether the nation's political leaders would be able to resolve deep disagreements about tax and spending policies (the approaching "fiscal cliff ") at the end of 2012.

    In Europe, the trend favoring credit-sensitive investments was not as strong, as the markets worried about the deepening sovereign-debt problems in Spain and other smaller markets. The European Central Bank (ECB) did, however, announce a series of steps to aid debtor nations and ease borrowing. While the ECB's actions helped to avoid the worst-case scenario of potential defaults, they were not sufficient to keep most European economies from slipping back into recession. As a result, the fixed-income markets in Europe produced lackluster results, at best, during most of the 12 months ended October 31, 2012, although they did recover somewhat towards the end of the period as the ECB became more aggressive in easing monetary policy.

    The economic problems in Europe had a spillover effect on China, which ships a major portion of its exports to European markets. Early in the period, in particular, the effects of weakening growth in China also became a drag on other Asian countries as well as emerging market economies in general--countries that were dependent on demand from China. Investors also worried about the change in Chinese political leadership scheduled to take place in early 2013. Emerging market securities, however, staged a comeback late in the Fund's fiscal year due to renewed confidence that China would not fall into recession and that the global economy would continue to recover, despite the ongoing problems in Europe.

    The developments in the United States, Europe and China affected different markets in varying ways during the 12-month period. Non-U.S. dollar currencies make up more than 50% of the value in the benchmark Barclays Index, and, thus, currency positioning was important during the period.

    During the 12 months ended October 31, 2012, the U.S. dollar (USD) performed well in international currency markets. Non-USD currencies that also fared well included the Canadian, Australian and New Zealand dollars as well as the British pound and the currencies of some emerging market nations, such as Korea, Mexico, Malaysia, the Philippines and

                 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 5

    Turkey. In contrast, the euro weakened and performed poorly during the period, as did the correlated currencies of Switzerland, Denmark, Norway and Sweden. In addition, the Japanese yen and the currencies of the emerging market nations of Indonesia and South Africa also weakened.

Q What were the Fund's main investment strategies during the 12 months ended October 31, 2012, and how did the strategies affect the Fund's performance relative to the Barclays Index?

A The Fund's sector allocations gave substantial support to benchmark-relative performance during the 12-month period, particularly our decision to overweight the portfolio to the debt of U.S. financial institutions, and to underweight U.S. Treasuries. Among the Fund's U.S. financial holdings, investments in collateralized mortgage obligations (CMOs) were particularly successful during the period, as yield-seeking investors sought out a sector that had been largely avoided since the market setbacks of 2008 and 2009. Most of the Fund's CMO holdings were in non-agency securities.

    Despite the portfolio's success in U.S. financials, our decision to underweight European and British financials hurt benchmark-relative results during the period. The ECB's actions in support of the governments of Greece, Spain, and other nations struggling with sovereign-debt issues helped to lift the values of the debt of banks and other institutions that were holding the troubled sovereign debt. As a result, the Fund's underweight position in those securities detracted from relative results.

    The portfolio's currency strategy was successful during the period and also contributed to results, as an overweight position in the USD was a major factor in the Fund's benchmark-relative outperformance. At the end of the Fund's fiscal year on October 31, 2012, approximately 57% of the Fund's investments were denominated in the USD, representing a large overweight relative to the 41% allocation in the Barclays Index. Also aiding the Fund's performance during the period were overweight exposures to the Australian and New Zealand dollars and the Philippine peso. At the same time, the Fund's underweights to the euro and the Japanese yen supported results, given the struggles of both currencies during the period. Despite the overall success of the Fund's currency strategy, the portfolio's exposures to the currencies of Indonesia, Sweden and Canada detracted from benchmark-relative results during the period.

    While the Fund's sector and currency positioning aided results during the period, the portfolio's somewhat shorter-duration positioning was a slight detractor from relative returns during the period, as longer-term sovereigns rallied when market interest rates declined. The negative effects of the

6 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

    Fund's overall duration strategy were offset somewhat by the positive effects of a longer-duration stance in U.S. and Mexican sovereigns. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.)

    As of October 31, 2012, U.S. corporate debt and foreign investment-grade debt represented the Fund's largest sector allocations.

Q What individual holdings contributed to or detracted from the Fund's performance during the 12 months ended October 31, 2012?

A Among individual holdings, U.S. commercial mortgages issued by Deutsche Bank and the corporate bonds of building materials company Masco performed particularly well for the Fund during the 12-month period.

    Disappointing portfolio holdings during the period included the convertible debt of U.S. truck manufacturer Navistar and bonds issued by Credit Foncier, a French institution that also guaranteed the mortgages securing the bonds.

Q   What is your investment outlook?

A The riskier segments of the global fixed-income markets have been outperforming high-quality government debt, and we continue to favor investing the Fund in credit-linked debt rather than Treasuries and other government securities. Corporate bonds and mortgage-backed securities appear more attractive to us on a relative basis, especially in light of the risks associated with low-yielding sovereign securities at a time when many governments find themselves in weak fiscal positions.

    We have opportunistically increased the Fund's exposure to investments of stronger emerging market nations, including the Philippines, Indonesia, Malaysia and India, although the positions still remain just a small part of the overall portfolio.

    We believe that we may also see a developing opportunity in non-financial European bonds, which may be undervalued in light of the overall strengths of their issuing corporations--many of which are global companies that derive a major portion of their revenues from operations outside Europe.

    In recent years, the Fund has benefited from investments in commodity-driven economies, such as Australia and Canada. We continue to see some opportunities in that area, although we expect to be very selective.

                 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 7

Please refer to the Schedule of Investments on pages 16-43 for a full listing of Fund securities.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Investments in high-yield or lower-rated securities are subject to greater-than- average risk.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

Portfolio Summary | 10/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   32.2%
U.S. Corporate Bonds                                                       23.4%
Collateralized Mortgage Obligations                                        16.4%
U.S. Government Securities                                                  9.6%
International Corporate Bonds                                               6.7%
Asset Backed Securities                                                     3.5%
Municipal Bonds                                                             3.4%
Convertible Corporate Bonds                                                 1.8%
U.S. Preferred Stocks                                                       1.3%
Temporary Cash Investment                                                   1.1%
Convertible Preferred Stock                                                 0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.   Fannie Mae, 5.0%, 7/1/40                                            2.86%
--------------------------------------------------------------------------------
  2.   Japan Government Ten Year Bond, 1.0%, 12/20/21                      2.15
--------------------------------------------------------------------------------
  3.   Indonesia Treasury Bond, 7.375%, 9/15/16                            1.99
--------------------------------------------------------------------------------
  4.   Finland Government Bond, 4.375%, 7/4/19                             1.68
--------------------------------------------------------------------------------
  5.   Poland Government Bond, 5.25%, 10/25/17                             1.65
--------------------------------------------------------------------------------
  6.   Japan Government Two Year Bond, 0.2%, 8/15/13                       1.57
--------------------------------------------------------------------------------
  7.   Japan Government Ten Year Bond, 1.7%, 9/20/16                       1.43
--------------------------------------------------------------------------------
  8.   Japan Government Twenty Year Bond, 1.5%, 3/20/19                    1.30
--------------------------------------------------------------------------------
  9.   France Government Bond OAT, 3.25%, 10/25/21                         1.02
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 9

Prices and Distributions | 10/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         10/31/12                       10/31/11
--------------------------------------------------------------------------------
           A                            $11.49                         $11.22
--------------------------------------------------------------------------------
           C                            $11.51                         $11.23
--------------------------------------------------------------------------------
           Y                            $11.59                         $11.30
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-10/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment          Short-Term        Long-Term
         Class            Income             Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A             $0.3620                 $0.0051         $0.0183
--------------------------------------------------------------------------------
           C             $0.2579                 $0.0051         $0.0183
--------------------------------------------------------------------------------
           Y             $0.3753                 $0.0051         $0.0183
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.

10 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund at public offering price, compared to that of the Barclays Capital Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                  Net Asset     Public Offering
Period            Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)        6.42%         5.42%
1 Year            5.98          1.20
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.07%         1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global Aggregate             Barclays Capital Global
                    Bond Fund                            Aggregate Bond Index
12/31/2007          $  9,550                             $ 10,000
10/31/2008          $  9,100                             $  9,589
10/31/2009          $ 11,064                             $ 11,354
10/31/2010          $ 11,861                             $ 12,136
10/31/2011          $ 12,243                             $ 12,631
10/31/2012          $ 12,975                             $ 13,078

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 11

Performance Update | 10/31/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)        5.54%         5.54%
1 Year            5.09          5.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.94%         1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global Aggregate             Barclays Capital Global
                    Bond Fund                            Aggregate Bond Index
12/31/2007          $ 10,000                             $ 10,000
10/31/2008          $  9,452                             $  9,589
10/31/2009          $ 11,395                             $ 11,354
10/31/2010          $ 12,130                             $ 12,136
10/31/2011          $ 12,420                             $ 12,631
10/31/2012          $ 13,053                             $ 13,078

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)        6.66%         6.66%
1 Year            6.24          6.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.55%         0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global Aggregate             Barclays Capital Global
                    Bond Fund                            Aggregate Bond Index
12/31/2007          $ 5,000,000                          $ 5,000,000
10/31/2008          $ 4,767,893                          $ 4,794,284
10/31/2009          $ 5,801,982                          $ 5,677,007
10/31/2010          $ 6,235,980                          $ 6,068,024
10/31/2011          $ 6,464,208                          $ 6,315,276
10/31/2012          $ 6,867,704                          $ 6,538,894

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on actual returns from May 1, 2012, through October 31, 2012.

--------------------------------------------------------------------------------
 Share Class                               A              C               Y
--------------------------------------------------------------------------------
 Beginning Account Value on 5/1/12     $1,000.00  $    1,000.00  $      1,000.00
--------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 10/31/12                           $1,037.19  $    1,032.62  $      1,038.92
--------------------------------------------------------------------------------
 Expenses Paid During Period*          $    5.12  $        9.71  $          4.05
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.79% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366.

14  Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2012, through October 31, 2012.

--------------------------------------------------------------------------------
Share Class                                   A            C              Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/12       $  1,000.00  $  1,000.00  $     1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 10/31/12                             $  1,020.11  $  1,015.58  $     1,021.17
--------------------------------------------------------------------------------
Expenses Paid During Period*            $      5.08  $      9.63  $         4.01
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.79% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 15

Schedule of Investments | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
 Principal            Rate(b)      Ratings
 Amount ($)           (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   CONVERTIBLE CORPORATE
                                                   BONDS -- 1.7%
                                                   ENERGY -- 0.1%
                                                   Coal & Consumable Fuels -- 0.1%
              20,000                       B+/NR   Alpha Appalachia Holdings, Inc.,
                                                   3.25%, 8/1/15                                 $       18,912
                                                                                                 --------------
                                                   Total Energy                                  $       18,912
---------------------------------------------------------------------------------------------------------------
                                                   CAPITAL GOODS -- 0.4%
                                                   Electrical Components & Equipment -- 0.2%
              56,000                        B/B2   General Cable Corp., 4.5%,
                                                   11/15/29 (Step)                               $       58,485
---------------------------------------------------------------------------------------------------------------
                                                   Construction & Farm Machinery
                                                   & Heavy Trucks -- 0.2%
              75,000                     CCC+/NR   Navistar International Corp.,
                                                   3.0%, 10/15/14                                $       65,344
                                                                                                 --------------
                                                   Total Capital Goods                           $      123,829
---------------------------------------------------------------------------------------------------------------
                                                   HEALTH CARE EQUIPMENT &
                                                   SERVICES -- 0.6%
                                                   Health Care Equipment -- 0.3%
              75,000                       B+/NR   Hologic, Inc., 2.0%, 12/15/37 (Step)          $       84,234
---------------------------------------------------------------------------------------------------------------
                                                   Managed Health Care -- 0.3%
             100,000                       A-/NR   WellPoint, Inc., 2.75%, 10/15/42 (144A)       $      104,250
                                                                                                 --------------
                                                   Total Health Care Equipment & Services        $      188,484
---------------------------------------------------------------------------------------------------------------
                                                   SEMICONDUCTORS & SEMICONDUCTOR
                                                   EQUIPMENT -- 0.6%
                                                   Semiconductor Equipment -- 0.3%
              75,000                   BBB-/Baa1   Lam Research Corp., 1.25%, 5/15/18            $       73,172
---------------------------------------------------------------------------------------------------------------
                                                   Semiconductors -- 0.3%
              85,000                       A-/NR   Intel Corp., 2.95%, 12/15/35                  $       92,225
                                                                                                 --------------
                                                   Total Semiconductors &
                                                   Semiconductor Equipment                       $      165,397
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL CONVERTIBLE CORPORATE BONDS
                                                   (Cost $490,656)                               $      496,622
---------------------------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------------------------
                                                   PREFERRED STOCKS -- 1.3%
                                                   BANKS -- 0.6%
                                                   Diversified Banks -- 0.4%
               4,000  6.00                 A-/A3   US Bancorp, Floating Rate Note
                                                   (Perpetual)                                   $      114,800
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
                      Rate(b)      Ratings
 Shares               (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Regional Banks -- 0.2%
                 500         6.25          A-/NR   CoBank ACB, Floating Rate Note
                                                   (Perpetual) (144A)                            $       52,906
                                                                                                 --------------
                                                   Total Banks                                   $      167,706
---------------------------------------------------------------------------------------------------------------
                                                   DIVERSIFIED FINANCIALS -- 0.7%
                                                   Other Diversified Financial
                                                   Services -- 0.7%
               6,527         7.88         BB/Ba2   Citigroup Capital XIII, Floating
                                                   Rate Note, 10/30/40                           $      181,516
                 850         8.12        CCC+/B3   GMAC Capital Trust, Inc., Floating
                                                   Rate Note, 2/15/40                                    22,219
                                                                                                 --------------
                                                                                                 $      203,735
                                                                                                 --------------
                                                   Total Diversified Financials                  $      203,735
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL PREFERRED STOCKS
                                                   (Cost $335,928)                               $      371,441
---------------------------------------------------------------------------------------------------------------
                                                   CONVERTIBLE PREFERRED
                                                   STOCK -- 0.6%
                                                   BANKS -- 0.6%
                                                   Diversified Banks -- 0.6%
                 130                    BBB+/Ba1   Wells Fargo & Co., 7.5%
                                                   (Perpetual)                                   $      162,500
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL CONVERTIBLE PREFERRED STOCK
                                                   (Cost $136,282)                               $      162,500
---------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------------------------------
                                                   ASSET BACKED SECURITIES -- 3.4%
                                                   MATERIALS -- 0.4%
                                                   Steel -- 0.4%
              50,000         0.61        AAA/Aa2   First NLC Trust 2005-2, Floating Rate
                                                   Note, 9/25/35                                 $       47,950
               9,559         0.56        AAA/Aaa   New Century Home Equity Loan
                                                   Trust Series 2005-1, Floating Rate
                                                   Note, 3/25/35                                          9,242
              66,618                     AA-/Aa3   Terwin Mortgage Trust Series TMTS
                                                   2005-16HE, 4.523%, 9/25/36 (Step)                     68,536
                                                                                                 --------------
                                                                                                 $      125,728
                                                                                                 --------------
                                                   Total Materials                               $      125,728
---------------------------------------------------------------------------------------------------------------
                                                   AUTOMOBILES & COMPONENTS -- 0.6%
                                                   Auto Parts & Equipment -- 0.5%
CAD          131,505                      AAA/NR   Ford Auto Securitization Trust,
                                                   2.431%, 11/15/14 (144A)                       $      133,585
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 17

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Automobile Manufacturers -- 0.1%
              30,000                        A/A1   Santander Drive Auto Receivables
                                                   Trust 2012-1, 3.78%, 11/15/17                 $       31,450
                                                                                                 --------------
                                                   Total Automobiles & Components                $      165,035
---------------------------------------------------------------------------------------------------------------
                                                   RETAILING -- 0.2%
                                                   Automotive Retail -- 0.2%
EURO          32,627         1.36        AAA/Aaa   E-CARAT SA, Floating Rate Note,
                                                   10/18/18                                      $       42,452
                                                                                                 --------------
                                                   Total Retailing                               $       42,452
---------------------------------------------------------------------------------------------------------------
                                                   BANKS -- 1.4%
                                                   Diversified Banks -- 0.0%
               9,086         0.30         NR/Aa1   Wells Fargo Home Equity Trust, Floating
                                                   Rate Note, 4/25/37                            $        8,891
---------------------------------------------------------------------------------------------------------------
                                                   Thrifts & Mortgage Finance -- 1.4%
              20,425                       NR/A1   Bombardier Capital Mortgage
                                                   Securitization Corp., 6.65%, 4/15/28          $       21,388
              59,364                      AAA/B1   Citicorp Residential Mortgage
                                                   Securities, Inc., 5.703%,
                                                   11/25/36 (Step)                                       59,216
              75,019                        A/B2   Citicorp Residential Mortgage
                                                   Securities, Inc., 5.836%, 7/25/36 (Step)              74,740
               1,005         0.31         BBB/A3   Citigroup Mortgage Loan Trust, Inc.,
                                                   Floating Rate Note, 1/25/37                            1,003
CAD           34,726                      NR/Aaa   CNH Capital Canada Receivables
                                                   Trust, 1.694%, 7/15/14 (144A)                         34,727
              13,491         0.58         AAA/A2   Countrywide Asset-Backed Certificates,
                                                   Floating Rate Note, 1/25/36                           12,973
              25,282         4.46        BBB/Ba1   Countrywide Asset-Backed Certificates,
                                                   Floating Rate Note, 10/25/35                          25,395
              24,280         5.07         BB+/B2   Countrywide Asset-Backed Certificates,
                                                   Floating Rate Note, 2/25/36                           24,593
               6,428         0.56       BBB/Baa3   Countrywide Home Equity Loan Trust,
                                                   Floating Rate Note, 11/15/28                           6,404
               5,049         0.86           A/A2   GSAMP Trust 2005-HE2, Floating Rate
                                                   Note, 3/25/35                                          4,942
               3,289         0.59        AAA/Aa1   GSAMP Trust 2005-WMC1, Floating Rate
                                                   Note, 9/25/35                                          3,255
               2,841         0.27         CCC/Ca   Morgan Stanley ABS Capital, Inc., Floating
                                                   Rate Note, 12/25/36                                    1,253
                224          0.26       CCC/Caa2   Morgan Stanley IXIS Real Estate Capital
                                                   Trust, Floating Rate Note, 11/25/36                       91
              28,909         0.47        AA+/Aa3   Option One Mortgage Loan Trust, Floating
                                                   Rate Note, 11/25/35                                   28,409
              16,711         5.91          AA/A3   Origen Manufactured Housing Contract
                                                   Trust 2004-A, Floating Rate Note,
                                                   1/15/35                                               18,019

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Thrifts & Mortgage Finance -- (continued)
              15,461         0.65         AA+/A1   RASC Trust, Floating Rate Note,
                                                   8/25/35                                       $       14,880
              50,000                        A/NR   SNAAC Auto Receivables Trust, 3.11%,
                                                   6/15/17 (144A)                                        50,236
              18,207                    AA+/Baa2   Structured Asset Securities Corp.,
                                                   4.77%, 10/25/34 (Step)                                18,175
                                                                                                 --------------
                                                                                                 $      399,699
                                                                                                 --------------
                                                   Total Banks                                   $      408,590
---------------------------------------------------------------------------------------------------------------
                                                   DIVERSIFIED FINANCIALS -- 0.8%
                                                   Other Diversified Financial Services -- 0.0%
               2,728                       NR/NR   DT Auto Owner Trust 2009-1, 5.92%,
                                                   10/15/15 (144A)                               $        2,732
---------------------------------------------------------------------------------------------------------------
                                                   Specialized Finance -- 0.5%
              98,875                   BBB+/Baa1   Dominos Pizza Master Issuer LLC,
                                                   5.216%, 1/25/42 (144A)                        $      110,213
              21,866                     NR/Baa1   Irwin Home Equity Corp., 5.32%,
                                                   6/25/35 (Step)                                        21,256
                                                                                                 --------------
                                                                                                 $      131,469
---------------------------------------------------------------------------------------------------------------
                                                   Consumer Finance -- 0.3%
GBP           50,000         0.89        AAA/Aaa   Chester Asset Receivables Dealings
                                                   Plc/United Kingdom, Floating Rate
                                                   Note, 4/15/16                                 $       80,432
              20,000                      NR/Aaa   Santander Drive Auto Receivables
                                                   Trust 2011-2, 2.66%, 1/15/16                          20,491
                                                                                                 --------------
                                                                                                 $      100,923
                                                                                                 --------------
                                                   Total Diversified Financials                  $      235,124
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL ASSET BACKED SECURITIES
                                                   (Cost $954,038)                               $      976,929
---------------------------------------------------------------------------------------------------------------
                                                   COLLATERALIZED MORTGAGE
                                                   OBLIGATIONS -- 16.2%
                                                   BANKS -- 9.8%
                                                   Thrifts & Mortgage Finance -- 9.8%
              20,525                      NR/Ba3   Banc of America Alternative Loan
                                                   Trust, 5.0%, 7/25/19                          $       20,987
              31,457                       NR/B1   Banc of America Alternative Loan
                                                   Trust, 5.5%, 11/25/19                                 31,881
              68,121                     NR/Baa2   Banc of America Alternative Loan
                                                   Trust, 5.5%, 9/25/33                                  69,337
              27,798                     A+/Baa2   Banc of America Alternative Loan
                                                   Trust, 5.75%, 4/25/33                                 29,685

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 19

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Thrifts & Mortgage Finance -- (continued)
              18,984                      NR/Ba2   Banc of America Alternative Loan
                                                   Trust, 6.0%, 3/25/34                          $       19,585
              21,059         0.66          NR/A1   Banc of America Alternative Loan
                                                   Trust, Floating Rate Note, 12/25/33                   20,175
              37,331                      CCC/NR   Banc of America Funding Corp.,
                                                   5.5%, 1/25/36                                         38,981
              98,273                     NR/Caa2   Bayview Commercial Asset Trust,
                                                   3.89%, 9/25/37 (Step) (144A) (c)                       9,267
             152,019         4.70        NR/Caa2   Bayview Commercial Asset Trust,
                                                   Floating Rate Note, 7/25/37 (144A) (c)                 9,486
              50,000         0.38       BBB+/Aaa   Citigroup Commercial Mortgage Trust,
                                                   Floating Rate Note, 4/15/22 (144A)                    48,210
             100,000         5.03         NR/Aa1   Citigroup Commercial Mortgage Trust,
                                                   Floating Rate Note, 9/20/51 (144A)                    99,374
              31,968                     NR/Baa1   Citigroup Mortgage Loan Trust, Inc.,
                                                   6.75%, 8/25/34                                        34,048
             100,000                      NR/Aaa   COMM 2012-LC4 Mortgage Trust,
                                                   4.063%, 12/10/44                                     108,871
              37,932                      AA/Ba2   Countrywide Alternative Loan Trust,
                                                   4.25%, 4/25/34                                        38,217
             105,000                     AAA/Ba3   Countrywide Alternative Loan Trust,
                                                   5.0%, 7/25/19                                        109,947
              10,182                       B-/B2   Countrywide Alternative Loan Trust,
                                                   5.5%, 1/25/35                                         10,379
              18,570                      BB-/NR   Countrywide Alternative Loan Trust,
                                                   5.5%, 8/25/34                                         18,372
              15,030         0.66         CCC/NR   Countrywide Alternative Loan Trust,
                                                   Floating Rate Note, 8/25/18                           14,071
              19,306         4.81        AAA/Ba1   Countrywide Home Loan Mortgage
                                                   Pass Through Trust, Floating Rate
                                                   Note, 12/25/33                                        19,357
           1,400,000         1.17         BBB/A2   Extended Stay America Trust 2010-ESH,
                                                   Floating Rate Note, 1/5/16 (144A) (c)                  1,352
               7,984                      CCC/NR   First Horizon Mortgage Pass-Through
                                                   Trust 2006-1, 6.0%, 5/25/36                            8,067
              50,000                      NR/Aaa   GS Mortgage Securities Corp., II,
                                                   3.377%, 5/10/45                                       54,113
              50,000                      NR/Aaa   GS Mortgage Securities Corp., II,
                                                   5.56%, 11/10/39                                       57,931
             101,136         2.78         AAA/NR   GSR Mortgage Loan Trust, Floating Rate
                                                   Note, 8/25/33                                        102,018
              35,000                      NR/Aaa   JP Morgan Chase Commercial Mortgage
                                                   Securities Corp., 4.171%, 8/15/46                     40,026
              48,620         0.57         NR/Ba1   JP Morgan Chase Commercial Mortgage
                                                   Securities Corp., Floating Rate Note,
                                                   11/15/18 (144A)                                       40,927

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Thrifts & Mortgage Finance -- (continued)
              15,000         5.15        AA+/Aaa   JP Morgan Chase Commercial Mortgage
                                                   Securities Corp., Floating Rate Note,
                                                   7/12/35                                       $       14,982
             100,000         4.65         AA-/A1   JP Morgan Chase Commercial Mortgage
                                                   Securities Corp., Floating Rate Note,
                                                   7/15/28 (144A)                                       101,110
              20,121                      B-/Ba2   JP Morgan Mortgage Trust, 6.0%,
                                                   9/25/34                                               20,664
              18,041         4.89       AAA/Baa1   JP Morgan Mortgage Trust, Floating
                                                   Rate Note, 2/25/34                                    18,427
               3,258         4.43         AAA/A3   JP Morgan Mortgage Trust, Floating
                                                   Rate Note, 2/25/35                                     3,262
             169,007         3.06         AAA/NR   JP Morgan Mortgage Trust, Floating
                                                   Rate Note, 5/25/34                                   171,149
              34,000         5.62        BBB+/NR   LB-UBS Commercial Mortgage Trust,
                                                   Floating Rate Note, 10/15/35 (144A)                   33,910
               5,670         5.41        AAA/Aaa   Lehman Brothers Small Balance
                                                   Commercial Mortgage Trust 2006-3,
                                                   Floating Rate Note, 12/25/36 (144A)                    5,610
               6,295                       A-/NR   MASTR Alternative Loans Trust, 4.5%,
                                                   1/25/15                                                6,312
               8,603                       B+/NR   MASTR Alternative Loans Trust, 5.5%,
                                                   10/25/19                                               8,853
              19,874                       A+/NR   MASTR Alternative Loans Trust, 5.5%,
                                                   2/25/35                                               19,839
              53,012                        B/NR   MASTR Alternative Loans Trust, 6.0%,
                                                   7/25/34                                               53,869
              70,463         6.73          A-/NR   MASTR Seasoned Securities Trust, Floating
                                                   Rate Note, 9/25/32                                    74,118
              19,300         0.67         AAA/A3   Merrill Lynch Mortgage Investors Trust
                                                   Series MLCC 2004-A, Floating Rate
                                                   Note, 4/25/29                                         18,739
              29,656         0.67       AA+/Baa2   Merrill Lynch Mortgage Investors Trust
                                                   Series MLCC 2005-A, Floating Rate
                                                   Note, 3/25/30                                         29,066
               2,074                     AAA/Aaa   Merrill Lynch Mortgage Trust, 4.556%,
                                                   6/12/43                                                2,083
             100,000                       NR/NR   Morgan Stanley Re-REMIC Trust 2010-R9,
                                                   5.0%, 11/26/36 (144A)                                 97,875
GBP          108,246         1.10         AA+/NR   Paragon Secured Finance Plc, Floating
                                                   Rate Note, 11/15/35                                  169,103
               6,686                       B+/B2   RAAC Series, 6.0%, 1/25/32                             6,820
EURO          93,044         0.62         AAA/A1   Rams Mortgage Securities Pty, Ltd.,
                                                   Floating Rate Note, 7/21/35                          100,066
AUD           64,297         3.88         AAA/A1   Rams Mortgage Securities Pty, Ltd.,
                                                   Floating Rate Note, 7/21/35                           65,939


The accompanying notes are an integral part of these financial statements.

               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12  21

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Thrifts & Mortgage Finance -- (continued)
              17,711                       B-/NR   Residential Asset Securitization Trust,
                                                   5.5%, 2/25/35                                 $       18,032
              21,022                      CCC/NR   Residential Asset Securitization Trust,
                                                   5.5%, 7/25/35                                         20,696
              31,869                       B+/NR   Residential Asset Securitization Trust,
                                                   5.75%, 12/25/34                                       32,653
              73,619                       BB/NR   RFMSI Trust, 5.25%, 8/25/35                           76,534
              25,882         0.43        AA+/Ba3   Sequoia Mortgage Trust 2005-2, Floating
                                                   Rate Note, 3/20/35                                    25,226
              57,132         2.90       AAA/Baa3   Structured Asset Securities Corp., Floating
                                                   Rate Note, 10/25/33                                   57,391
              50,000                     AAA/Aa1   Timberstar Trust, 5.668%, 10/15/36
                                                   (144A)                                                56,434
           5,375,935         0.01        AAA/Aaa   Wachovia Bank Commercial Mortgage
                                                   Trust, Floating Rate Note, 6/15/45 (c)                 1,441
              87,391         2.45        BBB+/NR   WaMu Mortgage Pass Through Certificates,
                                                   Floating Rate Note, 1/25/35                           87,855
              62,051         2.58         A+/Ba3   WaMu Mortgage Pass Through Certificates,
                                                   Floating Rate Note, 6/25/34                           63,170
                 454         2.50         BBB/NR   WaMu Mortgage Pass Through Certificates,
                                                   Floating Rate Note, 9/25/35                              454
              87,573                      NR/Aaa   Wells Fargo Commercial Mortgage Trust,
                                                   3.349%, 11/15/43 (144A)                               94,758
              11,019                    AAA/Baa3   Wells Fargo Mortgage Backed Securities
                                                   Trust, 4.75%, 12/25/18                                11,400
              16,327                      AA+/A1   Wells Fargo Mortgage Backed Securities
                                                   Trust, 5.0%, 11/25/36                                 16,967
              18,396                      BB-/B1   Wells Fargo Mortgage Backed Securities
                                                   Trust, 5.5%, 10/25/35                                 19,099
              44,451                     NR/Caa1   Wells Fargo Mortgage Backed Securities
                                                   Trust, 5.75%, 3/25/36                                 44,422
              20,984         2.66       BBB-/Ba2   Wells Fargo Mortgage Backed Securities
                                                   Trust, Floating Rate Note, 3/25/35                    20,842
              50,000                      AA-/NR   WFDB Commercial Mortgage Trust,
                                                   5.914%, 7/5/24 (144A)                                 52,050
                                                                                                 --------------
                                                                                                 $    2,775,884
                                                                                                 --------------
                                                   Total Banks                                   $    2,775,884
---------------------------------------------------------------------------------------------------------------
                                                   DIVERSIFIED FINANCIALS -- 4.1%
                                                   Other Diversified Financial Services -- 2.3%
              13,134         3.00         AAA/NR   Banc of America Mortgage 2004-E Trust,
                                                   Floating Rate Note, 6/25/34                   $       13,212
               8,995         5.09         AA-/NR   Banc of America Mortgage 2005-H Trust,
                                                   Floating Rate Note, 9/25/35                            9,046

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                       Floating    S&P/Moody's
 Principal             Rate(b)     Ratings
 Amount ($)            (unaudited) (unaudited)                                              Value
---------------------------------------------------------------------------------------------------------------
                                                   Other Diversified Financial
                                                   Services -- (continued)
              26,035                       A+/NR   Banc of America Mortgage Trust
                                                   2004-11, 5.75%, 1/25/35                       $       26,699
              17,586                       A+/NR   Banc of America Mortgage Trust
                                                   2004-9, 5.5%, 11/25/34                                18,386
               5,101                       NR/B1   Citicorp Mortgage Securities, Inc.,
                                                   5.0%, 2/25/36                                          5,404
             100,000         5.42         NR/Aa2   DBUBS Mortgage Trust, Floating Rate
                                                   Note, 8/10/44 (144A)                                 116,749
GBP           47,713         0.77        AA+/Aaa   Epic Plc, Floating Rate Note, 10/28/16                76,266
             152,151                      AAA/NR   RALI Trust, 4.0%, 3/25/34                            155,629
              96,541                    BBB+/Ba1   RALI Trust, 4.25%, 1/25/34                            97,923
              40,157                       NR/B1   RALI Trust, 5.0%, 9/25/19                             41,351
              13,307                       NR/B3   RALI Trust, 5.5%, 12/25/34                            13,163
              48,895                      AAA/NR   RALI Trust, 6.0%, 10/25/34                            49,871
              16,697         0.76       BBB+/Ba1   RALI Trust, Floating Rate Note, 1/25/34               15,970
              28,053         0.76        NR/Baa3   RALI Trust, Floating Rate Note, 10/25/17              26,438
                                                                                                 --------------
                                                                                                 $      666,107
---------------------------------------------------------------------------------------------------------------
                                                   Specialized Finance -- 1.6%
               1,329                      AAA/NR   COBALT CMBS Commercial Mortgage
                                                   Trust 2006-C1, 5.174%, 8/15/48                $        1,336
CAD          250,000         4.74         NR/Aaa   Merrill Lynch Financial Assets, Inc.,
                                                   Floating Rate Note, 1/12/40                          270,127
CAD           61,197         4.71        AAA/Aaa   Merrill Lynch Financial Assets, Inc.,
                                                   Floating Rate Note, 3/12/49                           64,945
EURO         100,000         1.46        AAA/Aaa   Permanent Master Issuer Plc, Floating
                                                   Rate Note, 7/15/42                                   132,595
                                                                                                 --------------
                                                                                                 $      469,003
---------------------------------------------------------------------------------------------------------------
                                                   Investment Banking & Brokerage -- 0.2%
              50,000         5.75       BB+/Baa3   Bear Stearns Commercial Mortgage
                                                   Securities, Floating Rate Note, 9/11/38 $             45,766
                                                                                                 --------------
                                                   Total Diversified Financials                  $    1,180,876
---------------------------------------------------------------------------------------------------------------
                                                   REAL ESTATE -- 1.0%
                                                   Mortgage REITs -- 1.0%
              11,457         1.56        AA+/Aa2   Credit Suisse First Boston Mortgage
                                                   Securities Corp., Floating Rate Note,
                                                   12/25/33                                      $       10,952
              50,000         6.45         D/Caa2   Credit Suisse First Boston Mortgage
                                                   Securities Corp., Floating Rate Note,
                                                   9/15/34 (144A)                                        24,309
              25,000         4.29          A-/NR   FREMF Mortgage Trust Class B, Floating
                                                   Rate Note, 7/25/48 (144A)                             26,604

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 23

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Mortgage REITs -- (continued)
              25,000         4.35          NR/A3   FREMF Mortgage Trust, Floating Rate
                                                   Note, 1/25/46 (144A)                          $       26,411
              25,000         4.77          NR/A3   FREMF Mortgage Trust, Floating Rate
                                                   Note, 4/25/44 (144A)                                  27,382
              50,000         4.89          NR/A3   FREMF Mortgage Trust, Floating Rate
                                                   Note, 7/25/44 (144A)                                  55,063
              75,000         4.16        NR/Baa2   FREMF Mortgage Trust, Floating Rate
                                                   Note, 9/25/44 (144A)                                  74,780
              45,000         5.16          NR/NR   FREMF Mortgage Trust, Floating Rate
                                                   Note, 9/25/45 (144A)                                  50,206
                                                                                                 --------------
                                                                                                 $      295,707
                                                                                                 --------------
                                                   Total Real Estate                             $      295,707
---------------------------------------------------------------------------------------------------------------
                                                   GOVERNMENT -- 1.3%
              20,000                       NR/NR   Fannie Mae REMICS, 4.5%, 6/25/29              $       22,288
              93,176                       NR/NR   Fannie Mae REMICS, 6.0%, 3/25/35                      98,363
              40,000                       NR/NR   Freddie Mac REMICS, 5.0%, 6/15/34                     41,578
              23,468                       NR/NR   Freddie Mac REMICS, 5.5%, 2/15/33                     23,767
              50,000                       NR/NR   Government National Mortgage
                                                   Association, 4.5%, 9/20/39                            57,073
              14,556                       NR/NR   Government National Mortgage
                                                   Association, 5.25%, 8/16/35 (c)                       17,286
             932,483         0.68          NR/NR   Government National Mortgage
                                                   Association, Floating Rate Note,
                                                   11/16/51 (c)                                          38,802
             248,397         1.03          NR/NR   Government National Mortgage
                                                   Association, Floating Rate Note,
                                                   2/16/53 (c)                                           21,752
             297,327         1.10          NR/NR   Government National Mortgage
                                                   Association, Floating Rate Note,
                                                   8/16/52 (c)                                           23,335
             348,279         1.07          NR/NR   Government National Mortgage
                                                   Association, Floating Rate Note,
                                                   9/16/52 (c)                                           30,459
                                                                                                 --------------
                                                                                                 $      374,703
                                                                                                 --------------
                                                   Total Government                              $      374,703
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL COLLATERALIZED
                                                   MORTGAGE OBLIGATIONS
                                                   (Cost $4,519,357)                             $    4,627,170
---------------------------------------------------------------------------------------------------------------
                                                   CORPORATE BONDS -- 29.9%
                                                   ENERGY -- 3.8%
                                                   Oil & Gas Drilling -- 0.1%
              25,000                   BBB+/Baa1   Pride International, Inc., 6.875%,
                                                   8/15/20                                       $       32,143
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Equipment & Services -- 0.2%
              25,000                    BBB/Baa2   Weatherford International, Ltd.,
                                                   Bermuda, 5.95%, 4/15/42                       $       27,454
              25,000                    BBB/Baa2   Weatherford International, Ltd.,
                                                   Bermuda, 9.625%, 3/1/19                               33,120
                                                                                                 --------------
                                                                                                 $       60,574
---------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Exploration & Production -- 1.3%
              10,000                   BBB+/Baa1   Canadian Natural Resources, Ltd.,
                                                   5.9%, 2/1/18                                  $       12,060
              50,000                        B/B3   Carrizo Oil & Gas, Inc., 8.625%,
                                                   10/15/18                                              53,875
              50,000                        B/B2   EP Energy LLC, 9.375%, 5/1/20
                                                   (144A)                                                55,250
              90,000                        B/B2   Linn Energy LLC, 6.25%, 11/1/19
                                                   (144A)                                                90,000
              51,000                        B/B2   Linn Energy LLC, 8.625%, 4/15/20                      55,781
              23,000                    BBB/Baa2   Marathon Oil Corp., 5.9%, 3/15/18                     27,962
              70,000                      BB-/B1   Plains Exploration & Production Co.,
                                                   6.75%, 2/1/22                                         70,350
                                                                                                 --------------
                                                                                                 $      365,278
---------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Refining & Marketing -- 0.4%
              40,000                        A/A2   Motiva Enterprises LLC, 5.75%,
                                                   1/15/20 (144A)                                $       48,786
              25,000                    BBB/Baa2   Spectra Energy Capital LLC, 6.2%,
                                                   4/15/18                                               30,441
              21,000                    BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19                  28,866
                                                                                                 --------------
                                                                                                 $      108,093
---------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Storage & Transportation -- 1.3%
              25,000                    BBB/Baa3   Buckeye Partners LP, 6.05%, 1/15/18           $       27,858
              25,000                    BBB/Baa2   DCP Midstream LLC, 9.75%, 3/15/19
                                                   (144A)                                                32,696
              65,000         7.00       BB+/Baa3   Enterprise Products Operating LLC,
                                                   Floating Rate Note, 6/1/67                            70,525
              70,000                    BBB/Baa2   Kinder Morgan Energy Partners LP,
                                                   4.15%, 3/1/22                                         77,305
              10,000                    BBB/Baa2   Kinder Morgan Energy Partners LP,
                                                   5.95%, 2/15/18                                        12,184
              25,000                    BBB/Baa2   Plains All American Pipeline LP, 6.125%,
                                                   1/15/17                                               29,610
              10,000                        A/A3   Questar Pipeline Co., 5.83%, 2/1/18                   11,779

The accompanying notes are an integral part of these financial statements.

               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12  25

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Storage &
                                                   Transportation -- (continued)
              30,000                      BB/Ba1   Rockies Express Pipeline LLC, 5.625%,
                                                   4/15/20 (144A)                                $       28,575
              10,000                    BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                                   7/15/18                                               11,854
              60,000                   BBB-/Baa3   Sunoco Logistics Partners Operations
                                                   LP, 6.1%, 2/15/42                                     71,296
              13,000                   BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                                   6/15/31                                               16,951
                                                                                                 --------------
                                                                                                 $      390,633
---------------------------------------------------------------------------------------------------------------
                                                   Coal & Consumable Fuels -- 0.5%
              45,000                       B+/B2   Alpha Natural Resources, Inc.,
                                                   6.0%, 6/1/19                                  $       39,488
              25,000                      BB-/B1   Berau Coal Energy Tbk PT, 7.25%,
                                                   3/13/17 (144A)                                        23,438
              75,000                        B/B2   Penn Virginia Resource Partners LP,
                                                   8.375%, 6/1/20 (144A)                                 78,750
                                                                                                 --------------
                                                                                                 $      141,676
                                                                                                 --------------
                                                   Total Energy                                  $    1,098,397
---------------------------------------------------------------------------------------------------------------
                                                   MATERIALS -- 1.3%
                                                   Diversified Chemicals -- 0.1%
              20,000                    BBB/Baa2   Eastman Chemical Co., 4.8%, 9/1/42            $       21,710
---------------------------------------------------------------------------------------------------------------
                                                   Specialty Chemicals -- 0.1%
              25,000                    BBB/Baa2   Cytec Industries, Inc., 8.95%, 7/1/17         $       30,968
---------------------------------------------------------------------------------------------------------------
                                                   Construction Materials -- 0.1%
              30,000                    BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                                   6.0%, 12/30/19 (144A)                         $       33,627
---------------------------------------------------------------------------------------------------------------
                                                   Aluminum -- 0.1%
              25,000                   BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                   $       27,361
---------------------------------------------------------------------------------------------------------------
                                                   Diversified Metals & Mining -- 0.3%
              50,000                   BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                                   5.125%, 8/1/22                                $       50,991
              35,000                   BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                                   5.375%, 4/15/20                                       36,837
                                                                                                 --------------
                                                                                                 $       87,828
---------------------------------------------------------------------------------------------------------------
                                                   Steel -- 0.6%
              30,000                    BB+/Baa3   ArcelorMittal SA, 6.125%, 6/1/18              $       29,901
              25,000                     BB+/Ba2   Commercial Metals Co., 7.35%,
                                                   8/15/18                                               26,875
             100,000                       NR/B2   Metinvest BV, 10.25%, 5/20/15 (144A)                 102,090
                                                                                                 --------------
                                                                                                 $      158,866
                                                                                                 --------------
                                                   Total Materials                               $      360,360
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   CAPITAL GOODS -- 1.2%
                                                   Aerospace & Defense -- 0.1%
              30,000                      BB/Ba2   Esterline Technologies Corp., 6.625%,
                                                   3/1/17                                        $       31,050
---------------------------------------------------------------------------------------------------------------
                                                   Building Products -- 0.4%
              25,000                    BBB-/Ba2   Masco Corp., 5.95%, 3/15/22                   $       27,974
              85,000                    BBB-/Ba2   Masco Corp., 7.125%, 3/15/20                          98,578
                                                                                                 --------------
                                                                                                 $      126,552
---------------------------------------------------------------------------------------------------------------
                                                   Electrical Components & Equipment -- 0.1%
              25,000                        B/B3   WireCo WorldGroup, Inc., 9.5%,
                                                   5/15/17                                       $       26,500
---------------------------------------------------------------------------------------------------------------
                                                   Construction & Farm Machinery
                                                   & Heavy Trucks -- 0.1%
              10,000                      A/Baa1   Cummins, Inc., 6.75%, 2/15/27                 $       12,490
---------------------------------------------------------------------------------------------------------------
                                                   Industrial Machinery -- 0.1%
              15,000                   BBB+/Baa1   Ingersoll-Rand Global Holding Co.,
                                                   Ltd., 9.5%, 4/15/14                           $       16,797
              20,000                   BBB-/Baa3   Valmont Industries, Inc., 6.625%,
                                                   4/20/20                                               23,702
                                                                                                 --------------
                                                                                                 $       40,499
---------------------------------------------------------------------------------------------------------------
                                                   Trading Companies & Distributors -- 0.4%
              55,000                      BB+/NR   Aviation Capital Group Corp., 6.75%,
                                                   4/6/21 (144A)                                 $       57,140
              40,000                    BBB/Baa2   GATX Corp., 6.0%, 2/15/18                             44,748
                                                                                                 --------------
                                                                                                 $      101,888
                                                                                                 --------------
                                                   Total Capital Goods                           $      338,979
---------------------------------------------------------------------------------------------------------------
                                                   TRANSPORTATION -- 0.4%
                                                   Air Freight & Logistics -- 0.3%
              75,000                      B-/Ba3   CEVA Group Plc, 8.375%, 12/1/17
                                                   (144A)                                        $       72,188
---------------------------------------------------------------------------------------------------------------
                                                   Airlines -- 0.0%
              13,743                     A-/Baa2   Delta Air Lines 2010-2 Class A Pass
                                                   Through Trust, 4.95%, 5/23/19                 $       14,843
---------------------------------------------------------------------------------------------------------------
                                                   Railroads -- 0.1%
              25,000                     BBB+/A3   Burlington Northern Santa Fe LLC,
                                                   5.75%, 3/15/18                                $       30,431
                                                                                                 --------------
                                                   Total Transportation                          $      117,462
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12  27

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   AUTOMOBILES & COMPONENTS -- 0.9%
                                                   Auto Parts & Equipment -- 0.5%
             100,000                       B+/B2   Pittsburgh Glass Works LLC, 8.5%,
                                                   4/15/16 (144A)                                $       92,250
              50,000                       B+/B1   Tower Automotive Holdings USA LLC,
                                                   10.625%, 9/1/17 (144A)                                54,312
                                                                                                 --------------
                                                                                                 $      146,562
---------------------------------------------------------------------------------------------------------------
                                                   Automobile Manufacturers -- 0.4%
AUD          100,000                        A/A2   BMW Australia Finance, Ltd., 6.5%,
                                                   2/28/14                                       $      107,503
              10,000                     BBB+/A3   Nissan Motor Acceptance Corp.,
                                                   4.5%, 1/30/15 (144A)                                  10,717
                                                                                                 --------------
                                                                                                 $      118,220
                                                                                                 --------------
                                                   Total Automobiles & Components                $      264,782
---------------------------------------------------------------------------------------------------------------
                                                   CONSUMER DURABLES & APPAREL -- 0.3%
                                                   Homebuilding -- 0.2%
              50,000                      NR/Ba3   Desarrolladora Homex SAB de CV,
                                                   9.5%, 12/11/19 (144A)                         $       49,940
---------------------------------------------------------------------------------------------------------------
                                                   Household Appliances -- 0.1%
              25,000                   BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                 $       25,378
                                                                                                 --------------
                                                   Total Consumer Durables & Apparel             $       75,318
---------------------------------------------------------------------------------------------------------------
                                                   CONSUMER SERVICES -- 0.9%
                                                   Casinos & Gaming -- 0.1%
              25,000                    BBB/Baa2   International Game Technology, Inc.,
                                                   7.5%, 6/15/19                                 $       29,868
---------------------------------------------------------------------------------------------------------------
                                                   Education Services -- 0.8%
              25,000                      NR/Aa2   Bowdoin College, 4.693%, 7/1/12               $       24,909
              25,000                     AAA/Aaa   Massachusetts Institute of Technology,
                                                   5.6%, 7/1/11                                          36,736
              30,000                     AAA/Aaa   The Board of Trustees of The Leland
                                                   Stanford Junior University, 4.75%,
                                                   5/1/19                                                35,721
              75,000                     AA-/Aa2   Tufts University, 5.017%, 4/15/12                     86,534
              50,000                     AAA/Aaa   Yale University, 2.9%, 10/15/14                       52,368
                                                                                                 --------------
                                                                                                 $      236,268
                                                                                                 --------------
                                                   Total Consumer Services                       $      266,136
---------------------------------------------------------------------------------------------------------------
                                                   MEDIA -- 0.4%
                                                   Broadcasting -- 0.2%
              50,000                       B-/B3   Telesat Canada, 12.5%, 11/1/17                $       55,500
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Cable & Satellite -- 0.2%
              25,000                   BBB+/Baa1   British Sky Broadcasting Group Plc,
                                                   6.1%, 2/15/18 (144A)                          $       29,743
              10,000                    BBB/Baa2   Time Warner Cable, Inc., 8.25%,
                                                   4/1/19                                                13,520
               5,000                    BBB/Baa2   Time Warner Cable, Inc., 8.75%,
                                                   2/14/19                                                6,872
                                                                                                 --------------
                                                                                                 $       50,135
                                                                                                 --------------
                                                   Total Media                                   $      105,635
---------------------------------------------------------------------------------------------------------------
                                                   RETAILING -- 0.2%
                                                   Internet Retail -- 0.2%
              50,000                    BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20                 $       55,207
                                                                                                 --------------
                                                   Total Retailing                               $       55,207
---------------------------------------------------------------------------------------------------------------
                                                   FOOD & STAPLES RETAILING -- 0.1%
                                                   Drug Retail -- 0.1%
              14,376                   BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                                   1/10/33 (144A)                                $       17,146
                                                                                                 --------------
                                                   Total Food & Staples Retailing                $       17,146
---------------------------------------------------------------------------------------------------------------
                                                   FOOD, BEVERAGE & TOBACCO -- 1.3%
                                                   Brewers -- 0.1%
              20,000                        A/A3   Anheuser-Busch InBev Worldwide, Inc.,
                                                   7.75%, 1/15/19                                $       27,133
---------------------------------------------------------------------------------------------------------------
                                                   Agricultural Products -- 0.2%
              50,000                    BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20 (144A)           $       53,977
---------------------------------------------------------------------------------------------------------------
                                                   Packaged Foods & Meats -- 1.0%
              70,000                    BBB/Baa2   Kraft Foods Group, Inc., 3.5%,
                                                   6/6/22 (144A)                                 $       75,896
              45,000                   BBB-/Baa2   Mondelez International, Inc., 6.5%,
                                                   2/9/40                                                63,434
             150,000                       B+/B1   Post Holdings, Inc., 7.375%,
                                                   2/15/22 (144A)                                       159,188
                                                                                                 --------------
                                                                                                 $      298,518
                                                                                                 --------------
                                                   Total Food, Beverage & Tobacco                $      379,628
---------------------------------------------------------------------------------------------------------------
                                                   HEALTH CARE EQUIPMENT &
                                                   SERVICES -- 1.3%
                                                   Health Care Equipment -- 0.4%
             100,000                       BB/B2   Hologic, Inc., 6.25%, 8/1/20 (144A)           $      106,000
---------------------------------------------------------------------------------------------------------------
                                                   Health Care Services -- 0.2%
              50,000                     AA-/Aa3   Catholic Health Initiatives, 4.35%,
                                                   11/1/42                                       $       51,763
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 29

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Health Care Facilities -- 0.0%
              10,000                      BB/Ba3   HCA, Inc., 8.5%, 4/15/19                      $       11,238
---------------------------------------------------------------------------------------------------------------
                                                   Managed Health Care -- 0.4%
             100,000                     BB+/Ba2   AMERIGROUP Corp., 7.5%, 11/15/19              $      116,750
---------------------------------------------------------------------------------------------------------------
                                                   Health Care Technology -- 0.3%
              75,000                       B-/B3   MedAssets, Inc., 8.0%, 11/15/18               $       81,375
                                                                                                 --------------
                                                   Total Health Care Equipment
                                                   & Services                                    $      367,126
---------------------------------------------------------------------------------------------------------------
                                                   PHARMACEUTICALS, BIOTECHNOLOGY
                                                   & LIFE SCIENCES -- 0.1%
                                                   Biotechnology -- 0.1%
              25,000                   BBB+/Baa2   Biogen Idec, Inc., 6.0%, 3/1/13               $       25,430
                                                                                                 --------------
                                                   Total Pharmaceuticals, Biotechnology
                                                   & Life Sciences                               $       25,430
---------------------------------------------------------------------------------------------------------------
                                                   BANKS -- 5.8%
                                                   Diversified Banks -- 3.7%
NOK          250,000                     AAA/Aaa   Asian Development Bank, Ltd.,
                                                   3.375%, 5/20/14                               $       45,065
EURO          50,000                      NR/Aaa   AXA Bank Europe SCF, 3.5%, 11/5/20                    71,354
AUD          100,000                      AA/Aa2   Cooperatieve Centrale
                                                   Raiffeisen-Boerenleenbank BA Australia,
                                                   6.0%, 10/29/15                                       108,966
              75,000                      AA/Aa2   Cooperatieve Centrale
                                                   Raiffeisen-Boerenleenbank BA
                                                   Netherlands, 3.875%, 2/8/22                           81,113
TRY           40,000                      AA/Aa2   Cooperatieve Centrale
                                                   Raiffeisen-Boerenleenbank BA
                                                   Netherlands, 3/3/15 (d)                               19,226
EURO          50,000                      NR/Aaa   Cooperatieve Centrale
                                                   Raiffeisen-Boerenleenbank
                                                   BA Netherlands, 6.875%, 3/19/20                       69,806
AUD           50,000                     AAA/Aaa   Inter-American Development Bank,
                                                   Inc., 6.5%, 8/20/19                                   60,679
NOK        1,500,000                     AAA/Aaa   International Bank for Reconstruction
                                                   & Development, Ltd., 3.25%, 4/14/14                  269,382
AUD          185,000                     AAA/Aaa   International Bank for Reconstruction
                                                   & Development, Ltd., 5.75%, 10/21/19                 216,346
             100,000                   BBB+/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                                   2/24/21 (144A)                                       102,656
                                                                                                 --------------
                                                                                                 $    1,044,593
---------------------------------------------------------------------------------------------------------------
                                                   Regional Banks -- 1.4%
              70,000                    BB+/Baa3   Capital One Capital VI, 8.875%,
                                                   5/15/40                                       $       71,808

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Regional Banks -- (continued)
              25,000                        A/A1   Mellon Funding Corp., 5.5%,
                                                   11/15/18                                      $       29,471
              65,000         8.25       BBB/Baa3   PNC Financial Services Group, Inc.,
                                                   Floating Rate Note (Perpetual)                        67,321
             115,000         6.75       BBB/Baa3   PNC Financial Services Group, Inc.,
                                                   Floating Rate Note (Perpetual)                       132,617
              75,000                    BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17                   80,665
              20,000                       A+/A1   Wachovia Bank NA, 6.0%, 11/15/17                      23,877
                                                                                                 --------------
                                                                                                 $      405,759
---------------------------------------------------------------------------------------------------------------
                                                   Thrifts & Mortgage Finance -- 0.7%
              50,000                   BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17        $       52,596
GBP          100,000                     AAA/Aaa   Cie de Financement Foncier SA,
                                                   4.625%, 12/28/12                                     162,093
                                                                                                 --------------
                                                                                                 $      214,689
                                                                                                 --------------
                                                   Total Banks                                   $    1,665,041
---------------------------------------------------------------------------------------------------------------
                                                   DIVERSIFIED FINANCIALS -- 4.1%
                                                   Other Diversified Financial
                                                   Services -- 1.1%
              20,000                   BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20           $       22,184
TRY           65,000                     AAA/Aaa   European Investment Bank, 3/2/15 (d)                  31,550
             100,000         7.12       AA-/Baa1   General Electric Capital Corp., Floating
                                                   Rate Note (Perpetual)                                114,409
              25,000                        A/A2   JPMorgan Chase & Co., 6.0%, 1/15/18                   29,753
             100,000         7.90        BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                                   Note (Perpetual)                                     115,173
                                                                                                 --------------
                                                                                                 $      313,069
---------------------------------------------------------------------------------------------------------------
                                                   Specialized Finance -- 0.4%
              91,000                     BBB/Ba1   Cantor Fitzgerald LP, 7.875%,
                                                   10/15/19 (144A)                               $       93,506
              10,000                       A+/A1   National Rural Utilities Cooperative
                                                   Finance Corp., 5.45%, 2/1/18                          12,109
                                                                                                 --------------
                                                                                                 $      105,615
---------------------------------------------------------------------------------------------------------------
                                                   Consumer Finance -- 0.3%
              35,000                       A+/A1   American Honda Finance Corp.,
                                                   6.7%, 10/1/13 (144A)                          $       36,933
              25,000                        A/A2   Caterpillar Financial Services Corp.,
                                                   7.05%, 10/1/18                                        32,542
              30,000                    CCC/Caa1   Springleaf Finance Corp., 6.9%,
                                                   12/15/17                                              26,400
                                                                                                 --------------
                                                                                                 $       95,875
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 31

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Asset Management & Custody
                                                   Banks -- 0.1%
              25,000                       A-/A3   Eaton Vance Corp., 6.5%, 10/2/17              $       30,228
---------------------------------------------------------------------------------------------------------------
                                                   Investment Banking & Brokerage -- 2.2%
             110,000         4.00        BB+/Ba2   Goldman Sachs Capital II, Floating
                                                   Rate Note, 6/1/43                             $       86,944
              35,000                    BBB/Baa3   Jefferies Group, Inc., 5.125%, 4/13/18                35,962
              50,000                    BBB/Baa3   Jefferies Group, Inc., 6.875%, 4/15/21                54,625
              25,000                    BBB/Baa3   Jefferies Group, Inc., 8.5%, 7/15/19                  29,250
              10,000                      BBB/A3   Macquarie Group, Ltd., 6.0%,
                                                   1/14/20 (144A)                                        10,909
              50,000                     A-/Baa2   Merrill Lynch & Co., Inc., 5.45%, 2/5/13              50,608
             100,000                   BBB+/Baa3   Merrill Lynch & Co., Inc., 7.75%,
                                                   5/14/38                                              131,772
              50,000                   BBB+/Baa2   Morgan Stanley, Inc., 4.875%, 11/1/22                 50,547
              10,000                     A-/Baa1   Morgan Stanley, Inc., 5.5%, 1/26/20                   11,041
              45,000                     A-/Baa1   Morgan Stanley, Inc., 6.625%, 4/1/18                  52,339
              25,000                    BBB/Baa2   Raymond James Financial, Inc.,
                                                   4.25%, 4/15/16                                        26,592
              90,000                     NR/Baa3   Scottrade Financial Services, Inc.,
                                                   6.125%, 7/11/21 (144A)                                92,483
                                                                                                 --------------
                                                                                                 $      633,072
                                                                                                 --------------
                                                   Total Diversified Financials                  $    1,177,859
---------------------------------------------------------------------------------------------------------------
                                                   INSURANCE -- 2.8%
                                                   Life & Health Insurance -- 1.1%
              35,000                    BBB/Baa2   Delphi Financial Group, Inc., 7.875%,
                                                   1/31/20                                       $       43,109
              15,000                     A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19                 19,863
              25,000         6.05        BBB/Ba1   Lincoln National Corp., Floating Rate
                                                   Note, 4/20/67                                         25,000
              35,000                    BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                         52,675
              45,000                     A-/Baa2   Protective Life Corp., 7.375%, 10/15/19               54,474
              25,000                      A/Baa2   Prudential Financial, Inc., 2.75%,
                                                   1/14/13                                               25,107
             100,000         5.88      BBB+/Baa3   Prudential Financial, Inc., Floating Rate
                                                   Note, 9/15/42                                        105,250
                                                                                                 --------------
                                                                                                 $      325,478
---------------------------------------------------------------------------------------------------------------
                                                   Multi-line Insurance -- 0.2%
              40,000                   BBB-/Baa3   Genworth Financial, Inc., 7.2%,
                                                   2/15/21                                       $       41,400
              25,000         7.00        BB/Baa3   Liberty Mutual Group, Inc., Floating
                                                   Rate Note, 3/15/37 (144A)                             24,750
                                                                                                 --------------
                                                                                                 $       66,150
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Property & Casualty Insurance -- 1.0%
              95,000        7.51         BB+/Ba2   Sirius International Group, Ltd., Floating
                                                   Rate Note (Perpetual) (144A)                  $       98,696
             110,000        6.50        BBB/Baa1   The Allstate Corp., Floating Rate Note,
                                                   5/15/57                                              118,250
              50,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                                   7.5%, 3/1/20                                          58,631
                                                                                                 --------------
                                                                                                 $      275,577
---------------------------------------------------------------------------------------------------------------
                                                   Reinsurance -- 0.5%
              50,000                      BBB/NR   Montpelier Re Holdings, Ltd., 4.7%,
                                                   10/15/22                                      $       51,252
              40,000                      BBB/NR   Platinum Underwriters Finance, Inc.,
                                                   7.5%, 6/1/17                                          43,741
              35,000        6.75       BBB-/Baa3   Reinsurance Group of America, Inc.,
                                                   Floating Rate Note, 12/15/65                          35,411
                                                                                                 --------------
                                                                                                 $      130,404
                                                                                                 --------------
                                                   Total Insurance                               $      797,609
---------------------------------------------------------------------------------------------------------------
                                                   REAL ESTATE -- 1.2%
                                                   Diversified REITs -- 0.1%
              20,000                    BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15        $       21,479
              10,000                    BBB/Baa2   Digital Realty Trust LP, 5.875%,
                                                   2/1/20                                                11,634
                                                                                                 --------------
                                                                                                 $       33,113
---------------------------------------------------------------------------------------------------------------
                                                   Office REITs -- 0.2%
              40,000                   BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                                   4.6%, 4/1/22                                  $       43,304
              25,000                    BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14                  26,114
                                                                                                 --------------
                                                                                                 $       69,418
---------------------------------------------------------------------------------------------------------------
                                                   Retail REITs -- 0.1%
              35,000                   BBB-/Baa3   DDR Corp., 7.5%, 4/1/17                       $       42,232
---------------------------------------------------------------------------------------------------------------
                                                   Specialized REITs -- 0.6%
              10,000                   BBB-/Baa2   Health Care Real Estate Investment
                                                   Trust, Inc., 6.2%, 6/1/16                     $       11,473
              25,000                   BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                                   1/17/17                                               28,624
              40,000                   BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                                   8/15/22                                               42,734
              25,000                   BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                                   8/15/14                                               26,964
              45,000                   BBB-/Baa3   Senior Housing Properties Trust,
                                                   6.75%, 4/15/20                                        51,386
                                                                                                 --------------
                                                                                                 $      161,181
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 33

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Diversified Real Estate Activities -- 0.2%
              35,000                       A-/A2   WEA Finance LLC, 7.125%, 4/15/18
                                                   (144A)                                        $       43,061
                                                                                                 --------------
                                                   Total Real Estate                             $      349,005
---------------------------------------------------------------------------------------------------------------
                                                   SEMICONDUCTORS & SEMICONDUCTOR
                                                   EQUIPMENT -- 0.1%
                                                   Semiconductor Equipment -- 0.1%
              25,000                    BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18                $       30,132
                                                                                                 --------------
                                                   Total Semiconductors &
                                                   Semiconductor Equipment                       $       30,132
---------------------------------------------------------------------------------------------------------------
                                                   TELECOMMUNICATION SERVICES -- 2.3%
                                                   Integrated Telecommunication
                                                   Services -- 1.8%
CHF           40,000                   BBB+/Baa1   Deutsche Telekom AG, 3.75%, 4/22/14           $       45,070
              30,000                      BB/Ba2   Frontier Communications Corp., 8.5%,
                                                   4/15/20                                               34,650
              45,000                       NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                                   6/15/16 (144A)                                        47,368
              45,000                       NR/A2   GTP Towers Issuer LLC, 4.436%,
                                                   2/15/15 (144A)                                        46,683
              20,000                        A/A2   Qtel International Finance, Ltd., 6.5%,
                                                   6/10/14 (144A)                                        21,650
EURO          50,000                    BBB/Baa2   Telefonica Emisiones SAU, 5.496%,
                                                   4/1/16                                                69,756
              75,000                    BBB/Baa2   Telefonica Emisiones SAU, 6.221%,
                                                   7/3/17                                                81,000
             150,000                     BB-/Ba3   UPCB Finance V, Ltd., 7.25%,
                                                   11/15/21 (144A)                                      165,000
                                                                                                 --------------
                                                                                                 $      511,177
---------------------------------------------------------------------------------------------------------------
                                                   Wireless Telecommunication Services -- 0.5%
              35,000                      B+/Ba2   Cricket Communications, Inc., 7.75%,
                                                   5/15/16                                       $       37,012
              30,000                       NR/A2   Crown Castle Towers LLC, 4.883%,
                                                   8/15/20 (144A)                                        34,282
              75,000                        B/B2   MetroPCS Wireless, Inc., 6.625%,
                                                   11/15/20                                              80,625
                                                                                                 --------------
                                                                                                 $      151,919
                                                                                                 --------------
                                                   Total Telecommunication Services              $      663,096
---------------------------------------------------------------------------------------------------------------
                                                   UTILITIES -- 1.0%
                                                   Electric Utilities -- 0.7%
              10,000                       A-/A3   Commonwealth Edison Co., 6.15%,
                                                   9/15/17                                       $       12,296

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Electric Utilities -- (continued)
              25,000                    BBB/Baa2   Commonwealth Edison Co., 6.95%,
                                                   7/15/18                                       $       30,847
              10,000         6.70        BB+/Ba1   PPL Capital Funding, Inc., Floating
                                                   Rate Note, 3/30/67                                    10,538
              70,000                   BBB-/Baa3   Public Service Co. of New Mexico,
                                                   7.95%, 5/15/18                                        84,885
              50,000         6.25      BBB-/Baa2   Southern California Edison Co., Floating
                                                   Rate Note (Perpetual)                                 54,963
              10,000                     BBB+/A3   West Penn Power Co., 5.95%,
                                                   12/15/17 (144A)                                       11,929
                                                                                                 --------------
                                                                                                 $      205,458
---------------------------------------------------------------------------------------------------------------
                                                   Multi-Utilities -- 0.1%
              25,000                   BBB+/Baa1   New York State Electric & Gas Corp.,
                                                   6.15%, 12/15/17 (144A)                        $       28,243
---------------------------------------------------------------------------------------------------------------
                                                   Independent Power Producers
                                                   & Energy Traders -- 0.2%
              37,115                   BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                                   7/31/29 (144A)                                $       40,159
                                                                                                 --------------
                                                   Total Utilities                               $      273,860
---------------------------------------------------------------------------------------------------------------
                                                   GOVERNMENT -- 0.4%
TRY           50,000                      AAA/NR   European Bank for Reconstruction &
                                                   Development, 0.5%, 2/26/15                    $       24,727
GBP           50,000                      AAA/NR   European Bank for Reconstruction &
                                                   Development, 1.875%, 12/10/13                         81,789
                                                                                                 --------------
                                                                                                 $      106,516
                                                                                                 --------------
                                                   Total Government                              $      106,516
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL CORPORATE BONDS
                                                   (Cost $7,731,611)                             $    8,534,724
---------------------------------------------------------------------------------------------------------------
                                                   U.S. GOVERNMENT AND
                                                   AGENCY OBLIGATIONS -- 9.4%
             237,364                     AAA/Aaa   Fannie Mae, 4.0%, 11/1/41-12/1/41             $      254,583
             205,962                     AAA/Aaa   Fannie Mae, 4.5%, 4/1/41-12/1/41                     223,155
             787,061                     AAA/Aaa   Fannie Mae, 5.0%, 6/1/40-7/1/40                      862,952
             353,483                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                                   5.0%, 9/1/38-10/1/38                                 382,707
              95,066                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                                   6.0%, 8/1/37                                         106,183
             217,209                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                                   6.5%, 1/1/38-4/1/38                                  247,145

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 35

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   U.S. Government and
                                                   Agency Obligations -- (continued)
             122,553                     AAA/Aaa   Government National Mortgage
                                                   Association I, 4.5%, 8/15/41                  $      133,721
             126,811                     AAA/Aaa   Government National Mortgage
                                                   Association II, 4.5%, 9/20/41                        140,118
              30,000                     AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39                   38,747
              60,000                     AA+/Aaa   U.S. Treasury Bonds, 4.5%, 2/15/36                    79,828
              10,000                     AA+/Aaa   U.S. Treasury Bonds, 4.5%, 5/15/38                    13,372
              60,000                     AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39                    80,466
             100,000                     AA+/Aaa   U.S. Treasury Bonds, 4.75%, 2/15/41                  139,625
                                                                                                 --------------
                                                                                                 $    2,702,602
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL U.S. GOVERNMENT AND
                                                   AGENCY OBLIGATIONS
                                                   (Cost $2,548,280)                             $    2,702,602
---------------------------------------------------------------------------------------------------------------
                                                   FOREIGN GOVERNMENT BONDS -- 31.8%
AUD          100,000                      NR/Aaa   Australia Government Bond, 5.75%,
                                                   5/15/21                                       $      125,308
AUD          200,000                      NR/Aaa   Australia Government Bond, 6.5%,
                                                   5/15/13                                              211,595
EURO          50,000                     AA+/Aaa   Austria Government Bond, 4.15%,
                                                   3/15/37 (144A)                                        79,350
EURO          50,000                     AA+/Aaa   Austria Government Bond, 4.35%,
                                                   3/15/19 (144A)                                        76,965
EURO          25,000                      NR/Aa3   Belgium Government Bond, 5.5%,
                                                   3/28/28                                               42,395
EURO         100,000                      NR/Aaa   Bundesrepublik Deutschland, 3.25%,
                                                   1/4/20                                               149,981
EURO         125,000                      NR/Aaa   Bundesrepublik Deutschland, 6.5%,
                                                   7/4/27                                               256,681
CAD           10,000                     AAA/Aaa   Canada Housing Trust No. 1, 3.35%,
                                                   12/15/20 (144A)                                       10,931
CAD          100,000                     AAA/Aaa   Canada Housing Trust No. 1, 3.8%,
                                                   6/15/21 (144A)                                       112,863
CAD           60,000                     AAA/Aaa   Canadian Government Bond, 1.5%,
                                                   3/1/17                                                60,454
CZK          500,000                       AA/A1   Czech Republic Government Bond,
                                                   3.7%, 6/16/13                                         26,369
DKK          250,000                     AAA/Aaa   Denmark Government Bond, 4.5%,
                                                   11/15/39                                              64,670
EURO         300,000                     AAA/Aaa   Finland Government Bond, 4.375%,
                                                   7/4/19                                               468,374
EURO         200,000                      NR/Aaa   France Government Bond OAT, 3.25%,
                                                   10/25/21                                             284,922

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Foreign Government Bonds -- (continued)
EURO         117,000                      NR/Aaa   France Government Bond OAT,
                                                   3.75%, 4/25/21                                $      173,163
EURO          25,000                      NR/Aaa   France Government Bond OAT,
                                                   4.0%, 10/25/38                                        37,387
HUF        5,000,000                     BB+/Ba1   Hungary Government Bond, 6.75%,
                                                   2/12/13                                               22,824
IDR      200,000,000                      BB+/NR   Indonesia Recapitalization Bond,
                                                   14.25%, 6/15/13                                       22,012
IDR      100,000,000                      BB+/NR   Indonesia Recapitalization Bond,
                                                   14.275%, 12/15/13                                     11,456
IDR      400,000,000                    BB+/Baa3   Indonesia Treasury Bond, 11.0%,
                                                   12/15/12                                              41,927
IDR       50,000,000                    BB+/Baa3   Indonesia Treasury Bond, 12.5%,
                                                   3/15/13                                                5,351
IDR      222,000,000                     NR/Baa3   Indonesia Treasury Bond, 6.125%,
                                                   5/15/28                                               23,006
IDR      200,000,000                     NR/Baa3   Indonesia Treasury Bond, 7.0%,
                                                   5/15/27                                               22,353
IDR    5,000,000,000                     NR/Baa3   Indonesia Treasury Bond, 7.375%,
                                                   9/15/16                                              556,668
IDR    1,210,000,000                     NR/Baa3   Indonesia Treasury Bond, 8.25%,
                                                   6/15/32                                              150,164
IDR       25,000,000                     NR/Baa3   Indonesia Treasury Bond, 9.0%, 9/15/13                 2,693
EURO          90,000                    BBB+/Ba1   Ireland Government Bond, 4.5%,
                                                   4/18/20                                              115,458
EURO          45,000                    BBB+/Ba1   Ireland Government Bond, 5.0%,
                                                   10/18/20                                              59,159
EURO          50,000                    BBB+/Ba1   Ireland Government Bond, 5.9%,
                                                   10/18/19                                              69,941
EURO          75,000                     NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                                   2.25%, 11/1/13                                        97,694
EURO          50,000                     NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                                   3.75%, 8/1/16                                         65,980
EURO         110,000                     NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                                   4.75%, 2/1/13                                        143,825
EURO          25,000                     NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                                   6.5%, 11/1/27                                         36,131
JPY       46,500,000                      NR/Aa3   Japan Government Ten Year Bond,
                                                   1.0%, 12/20/21                                       599,336
JPY       30,000,000                      NR/Aa3   Japan Government Ten Year Bond,
                                                   1.7%, 9/20/16                                        398,700
JPY        5,000,000                      NR/Aa3   Japan Government Thirty Year Bond,
                                                   2.3%, 12/20/36                                        68,404

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 37

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Foreign Government Bonds -- (continued)
JPY       27,000,000                      NR/Aa3   Japan Government Twenty Year Bond,
                                                   1.5%, 3/20/19                                 $      363,206
JPY       35,000,000                      NR/Aa3   Japan Government Two Year Bond,
                                                   0.2%, 8/15/13                                        439,089
MYR          435,000                       NR/NR   Malaysia Government Bond, 3.418%,
                                                   8/15/22                                              142,183
MXN        1,290,000                     A-/Baa1   Mexican Bonos, 6.5%, 6/9/22                          105,565
MXN        1,690,000                     A-/Baa1   Mexican Bonos, 7.75%, 11/13/42                       147,355
MXN          250,000                     A-/Baa1   Mexican Bonos, 9.5%, 12/18/14                         20,838
EURO         150,000                      NR/Aaa   Netherlands Government Bond, 4.0%,
                                                   7/15/16 (144A)                                       219,537
EURO          91,000                      NR/Aaa   Netherlands Government Bond, 5.5%,
                                                   1/15/28 (144A)                                       167,373
NOK          150,000                     AAA/Aaa   Norway Government Bond, 4.25%,
                                                   5/19/17                                               29,402
NOK          240,000                     AAA/Aaa   Norway Government Bond, 4.5%,
                                                   5/22/19                                               49,279
NOK          275,000                     AAA/Aaa   Norway Government Bond, 5.0%,
                                                   5/15/15                                               52,428
PHP        6,480,000                      NR/Ba1   Philippine Government Bond, 5.875%,
                                                   3/1/32                                               161,927
PHP          150,000                       NR/NR   Philippine Government Bond, 6.125%,
                                                   10/24/37                                               3,709
PHP        3,570,000                      NR/Ba1   Philippine Government Bond, 7.625%,
                                                   9/29/36                                              105,714
PHP          800,000                      NR/Ba1   Philippine Government Bond, 8.0%,
                                                   7/19/31                                               24,878
PLN          250,000                        A/A2   Poland Government Bond, 5.0%,
                                                   4/25/16                                               80,831
PLN        1,400,000                        A/A2   Poland Government Bond, 5.25%,
                                                   10/25/17                                             460,592
NZD          250,000                     AA-/Aa2   Province of Ontario Canada, 6.25%,
                                                   6/16/15                                              220,852
AUD          120,000                     AA+/Aa1   Queensland Treasury Corp., 6.0%,
                                                   7/21/22                                              143,233
             200,000                    BBB/Baa1   Russian Federation, 4.5%, 4/4/22
                                                   (144A)                                               223,760
ZAR        1,500,000                     NR/Baa1   South Africa Government Bond, 6.75%,
                                                   3/31/21                                              174,017
ZAR          250,000                     A-/Baa1   South Africa Government Bond, 7.5%,
                                                   1/15/14                                               29,638
ZAR          300,000                     A-/Baa1   South Africa Government Bond, 8.0%,
                                                   12/21/18                                              37,853

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Foreign Government Bonds -- (continued)
EURO         100,000                   BBB-/Baa3   Spain Government Bond, 4.1%,
                                                   7/30/18                                       $      126,124
SEK          500,000                     AAA/Aaa   Sweden Government Bond, 3.5%,
                                                   3/30/39                                               95,572
SEK           55,000                     AAA/Aaa   Sweden Government Bond, 3.75%,
                                                   8/12/17                                                9,339
SEK        1,000,000                     AAA/Aaa   Sweden Government Bond, 4.25%,
                                                   3/12/19                                              178,885
SEK           55,000                     AAA/Aaa   Sweden Government Bond, 6.75%,
                                                   5/5/14                                                 9,029
TRY           80,000                     BBB-/NR   Turkey Government Bond, 10.5%,
                                                   1/15/20                                               51,255
GBP           50,000                      NR/Aaa   United Kingdom Gilt, 4.0%, 9/7/16                     91,356
GBP           60,000                      NR/Aaa   United Kingdom Gilt, 4.25%, 12/7/27                  119,723
GBP           70,000                      NR/Aaa   United Kingdom Gilt, 4.25%, 9/7/39                   137,562
GBP           75,000                      NR/Aaa   United Kingdom Gilt, 8.75%, 8/25/17                  166,731
                                                                                                 --------------
                                                                                                      9,083,325
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL FOREIGN GOVERNMENT BONDS
                                                   (Cost $8,709,436)                             $    9,083,325
---------------------------------------------------------------------------------------------------------------
                                                   MUNICIPAL BONDS -- 3.4%
                                                   Municipal Airport -- 0.1%
              20,000                    BBB/Baa1   Indianapolis Airport Authority, 5.1%,
                                                   1/15/17                                       $       22,590
---------------------------------------------------------------------------------------------------------------
                                                   Municipal Development -- 0.2%
              50,000                     AA-/Aa3   California Statewide Communities
                                                   Development Authority, 6.0%,
                                                   8/15/42                                       $       59,570
---------------------------------------------------------------------------------------------------------------
                                                   Municipal Higher Education -- 2.0%
              25,000                       A+/NR   Baylor University, 4.313%, 3/1/42             $       26,012
              50,000                     AA-/Aa2   California State University, 5.0%,
                                                   11/1/39                                               54,612
              50,000                     AAA/Aaa   Connecticut State Health & Educational
                                                   Facility Authority, 5.0%, 7/1/40                      58,142
              25,000                     AAA/Aaa   Connecticut State Health & Educational
                                                   Facility Authority, 5.0%, 7/1/42                      27,887
              50,000                     AAA/Aaa   Houston Higher Education Finance Corp.,
                                                   4.5%, 11/15/37                                        54,140
              25,000                      AA/Aa1   Illinois Finance Authority, 5.0%, 10/1/51             27,891
              70,000                     AAA/Aaa   Massachusetts Health & Educational
                                                   Facilities Authority, 5.5%, 11/15/36                  84,769

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 39

---------------------------------------------------------------------------------------------------------------
                      Floating     S&P/Moody's
Principal             Rate(b)      Ratings
Amount ($)            (unaudited)  (unaudited)                                                   Value
---------------------------------------------------------------------------------------------------------------
                                                   Municipal Higher Education -- (continued)
              25,000                     AAA/Aaa   Massachusetts Health & Educational
                                                   Facilities Authority, 5.5%, 7/1/32            $       36,203
              10,000                     AAA/Aaa   Massachusetts Health & Educational
                                                   Facilities Authority, 5.5%, 7/1/36                    12,014
              20,000                     AAA/Aaa   Massachusetts Health & Educational
                                                   Facilities Authority, 6.0%, 7/1/36                    24,627
              30,000                     AAA/Aaa   Missouri State Health & Educational
                                                   Facilities Authority, 5.0%, 11/15/39                  35,878
              50,000                      AA/Aa1   New York State Dormitory Authority
                                                   Series A, 5.0%, 7/1/40                                57,132
              50,000                     AAA/Aaa   New York State Dormitory Authority,
                                                   5.0%, 7/1/38                                          57,710
              20,000                     AAA/Aaa   Permanent University Fund, 5.0%, 7/1/30               25,424
                                                                                                 --------------
                                                                                                 $      582,441
---------------------------------------------------------------------------------------------------------------
                                                   Municipal Medical -- 0.1%
              25,000                      AA-/A1   Massachusetts Development Finance
                                                   Agency, 5.25%, 4/1/37                         $       28,321
---------------------------------------------------------------------------------------------------------------
                                                   Municipal Transportation -- 0.2%
              50,000                      AA/Aa2   Harris County Metropolitan Transit
                                                   Authority, 5.0%, 11/1/41                      $       57,454
---------------------------------------------------------------------------------------------------------------
                                                   Municipal Utilities -- 0.1%
              25,000                     AA-/Aa3   South Carolina State Public Service
                                                   Authority, 5.0%, 12/1/43                      $       28,291
---------------------------------------------------------------------------------------------------------------
                                                   Municipal Water -- 0.5%
              45,000                     AAA/Aa1   City of Charleston South Carolina
                                                   Waterworks & Sewer System Revenue,
                                                   5.0%, 1/1/41                                  $       51,968
              20,000                     AAA/Aa2   Hampton Roads Sanitation District,
                                                   5.0%, 4/1/38                                          22,586
              45,000                      AAA/NR   Tarrant Regional Water District,
                                                   5.0%, 3/1/52                                          51,023
                                                                                                 --------------
                                                                                                 $      125,577
---------------------------------------------------------------------------------------------------------------
                                                   Municipal Obligation -- 0.2%
              50,000                     AA+/Aa1   State of Washington, 5.0%, 8/1/39             $       57,602
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL MUNICIPAL BONDS
                                                   (Cost $860,425)                               $      961,846
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                                       Value
---------------------------------------------------------------------------------------------------------------
                                                   TEMPORARY CASH
                                                   INVESTMENT -- 1.1%
                                                   Repurchase Agreement -- 1.1%
             305,000                               JPMorgan, Inc., 0.30%, dated
                                                   10/31/12, repurchase price of
                                                   $305,000 plus accrued interest
                                                   on 11/1/12 collateralized by
                                                   $319,984 Federal National
                                                   Mortgage Association, 2.5-4.0%,
                                                   5/1/22-7/1/30                                 $      305,000
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL TEMPORARY CASH INVESTMENT
                                                   (Cost $305,000)                               $      305,000
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENT IN SECURITIES -- 98.8%
                                                   (Cost $26,591,011) (a)                        $   28,222,159
---------------------------------------------------------------------------------------------------------------
                                                   OTHER ASSETS & LIABILITIES -- 1.2%            $      347,332
---------------------------------------------------------------------------------------------------------------
                                                   TOTAL NET ASSETS -- 100.0%                    $   28,569,491
===============================================================================================================

NR           Not rated by either S&P or Moody's.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REITs        Real Estate Investment Trust.

(Perpetual)  Security with no stated maturity date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2012, the value of these securities amounted to $4,601,312 or 16.1% of total net assets.

(a) At October 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $26,591,618 was as follows:

               Aggregate gross unrealized gain for all investments in which
                  there is an excess of value over tax cost                           $ 2,023,923

               Aggregate gross unrealized loss for all investments in which
                  there is an excess of tax cost over value                              (393,382)
                                                                                      ------------
               Net unrealized gain                                                    $ 1,630,541
                                                                                      ============

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 41

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is accrued through accretion of discount. Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD     Australian Dollar
CAD     Canadian Dollar
CHF     Swiss Franc
CZK     Czech Krona
DKK     Danish Kroner
EURO    Euro
GBP     British Pound Sterling
HUF     Hungarian Forint
IDR     Indonesian Rupiah
JPY     Japanese Yen
MXN     Mexican Peso
MYR     Malaysian Ringgit
NOK     Norwegian Krone
NZD     New Zealand Dollar
PHP     Philippine Peso
PLN     New Polish Zloty
SEK     Swedish Krone
TRY     Turkish Lira
ZAR     South African Rand

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2012 aggregated $10,013,174 and $8,456,585, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                              Level 1        Level 2       Level 3       Total
-------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                   $          --  $    496,622  $         --  $     496,622
Preferred Stocks                                    318,535        52,906            --        371,441
Convertible Preferred Stocks                        162,500            --            --        162,500
Asset Backed Securities                                  --       976,929            --        976,929
Collateralized Mortgage Obligations                      --     4,627,170            --      4,627,170
Corporate Bonds                                          --     8,534,724            --      8,534,724
U.S. Government Agency Obligations                       --     2,702,602            --      2,702,602
Foreign Government Bonds                                 --     9,083,325            --      9,083,325
Municipal Bonds                                          --       961,846            --        961,846
Temporary Cash Investments                               --       305,000            --        305,000
-------------------------------------------------------------------------------------------------------
Total                                         $     481,035  $ 27,741,124  $         --  $  28,222,159
=======================================================================================================

Other Financial Instruments
Forward Foreign Currency Portfolio
  Hedge Contracts                             $          --  $      1,546  $         --  $       1,546
  Futures Contracts*                                 (2,547)           --            --         (2,547)
-------------------------------------------------------------------------------------------------------
Total Other Financial Instruments             $      (2,547) $      1,546  $         --  $      (1,001)
=======================================================================================================

*     Reflects  unrealized  appreciation/depreciation  on futures contracts (See
      Note 1). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 43

Statement of Assets and Liabilities | 10/31/12

ASSETS:
  Investment in securities, at value (cost $26,591,011)                    $ 28,222,159
  Futures collateral                                                              9,400
  Foreign currencies, at value (cost $236,524)                                  235,531
  Receivables --
     Investment securities sold                                                  16,852
     Fund shares sold                                                            14,115
     Interest                                                                   302,840
     Variation margin                                                             2,844
     Due from Pioneer Investment Management, Inc.                                25,404
  Unrealized appreciation on forward foreign currency portfolio
     hedge contracts                                                              1,546
  Other                                                                           3,183
----------------------------------------------------------------------------------------
         Total assets                                                      $ 28,833,874
========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                       $     50,031
     Fund shares repurchased                                                      2,349
     Dividends                                                                   58,473
     Due to custodian                                                            48,220
  Due to affiliates                                                              22,974
  Accrued expenses                                                               82,336
----------------------------------------------------------------------------------------
         Total liabilities                                                 $    264,383
========================================================================================
NET ASSETS:
  Paid-in capital                                                          $ 26,729,837
  Distributions in excess of net investment income                              (19,345)
  Accumulated net realized gain on investments and foreign currency
     transactions                                                               231,297
  Net unrealized gain on investments                                          1,631,148
  Net unrealized loss on futures contracts                                       (2,547)
  Net unrealized loss on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                (899)
----------------------------------------------------------------------------------------
         Total net assets                                                  $ 28,569,491
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $9,128,409/794,430 shares)                             $      11.49
  Class C (based on $4,143,655/359,936 shares)                             $      11.51
  Class Y (based on $15,297,427/1,320,374 shares)                          $      11.59
MAXIMUM OFFERING PRICE:
  Class A ($11.49 (divided by) 95.5%)                                        $      12.03
========================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

Statement of Operations

For the Year Ended 10/31/12

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $5,919)      $    1,232,269
   Dividends (net of foreign taxes withheld of $966)               22,037
   Income from securities loaned, net                                  87
----------------------------------------------------------------------------------------
         Total investment income                                           $  1,254,393
----------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                         $      148,265
   Transfer agent fees and expenses
     Class A                                                       19,265
     Class C                                                        5,479
     Class Y                                                          632
   Distribution fees
     Class A                                                       29,965
     Class C                                                       37,713
   Shareholder communications expense                              14,400
   Administrative reimbursements                                    9,949
   Custodian fees                                                  18,558
   Registration fees                                               47,998
   Professional fees                                               61,866
   Printing expense                                                46,369
   Fees and expenses of nonaffiliated trustees                      7,062
   Miscellaneous                                                    3,838
----------------------------------------------------------------------------------------
     Total expenses                                                        $    451,359
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                (149,840)
----------------------------------------------------------------------------------------
     Net expenses                                                          $    301,519
----------------------------------------------------------------------------------------
         Net investment income                                             $    952,874
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
     Investments                                           $      221,629
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies         (5,644) $    215,985
----------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) on:
     Investments                                           $      616,678
     Futures contracts                                             (2,547)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies        (50,784) $    563,347
----------------------------------------------------------------------------------------
   Net gain on investments, futures contracts and foreign
     currency transactions                                                 $    779,332
----------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                    $  1,732,206
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 45

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                           Year Ended      Year Ended
                                                           10/31/12        10/31/11
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $      952,874  $    531,809
Net realized gain on investments, futures contracts and
  foreign currency transactions                                   215,985        20,479
Change in net unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions             563,347        54,872
----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations $    1,732,206  $    607,160
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.36 and $0.32 per share, respectively)    $     (386,138) $   (273,085)
      Class C ($0.26 and $0.22 per share, respectively)           (86,797)      (67,255)
      Class Y ($0.38 and $0.32 per share, respectively)          (463,695)     (152,769)
Net realized gain:
      Class A ($0.02 and $0.00 per share, respectively)    $      (27,154) $         --
      Class C ($0.02 and $0.00 per share, respectively)            (7,524)           --
      Class Y ($0.02 and $0.00 per share, respectively)           (23,478)           --
----------------------------------------------------------------------------------------
      Total distributions to shareowners                   $     (994,786) $   (493,109)
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $    7,636,227  $ 22,128,644
Reinvestment of distributions                                     347,577       230,156
Cost of shares repurchased                                     (9,696,973)   (6,631,172)
----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                      $   (1,713,169) $ 15,727,628
----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                $     (975,749) $ 15,841,679
NET ASSETS:
Beginning of year                                              29,545,240    13,703,561
----------------------------------------------------------------------------------------
End of year                                                $   28,569,491  $ 29,545,240
----------------------------------------------------------------------------------------
Distributions in excess of net investment income           $      (19,345) $    (20,001)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

----------------------------------------------------------------------------------------
                                  '12 Shares    '12 Amount      '11 Shares  '11 Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                          250,541    $  2,789,945    1,010,747   $11,248,729
Reinvestment of distributions         26,618         297,724       17,937       199,884
Less shares repurchased             (803,862)     (9,004,913)    (264,524)   (2,920,267)
----------------------------------------------------------------------------------------
   Net increase (decrease)          (526,703)   $ (5,917,244)     764,160   $ 8,528,346
========================================================================================
Class C
Shares sold                           83,899    $    940,484       80,347   $   891,114
Reinvestment of distributions          4,423          49,724        2,718        30,177
Less shares repurchased              (44,926)       (507,374)     (58,160)     (641,829)
----------------------------------------------------------------------------------------
   Net increase                       43,396    $    482,834       24,905   $   279,462
========================================================================================
Class Y
Shares sold                          349,184    $  3,905,798      886,941   $ 9,988,801
Reinvestment of distributions             11             129            8            95
Less shares repurchased              (16,526)       (184,686)    (273,937)   (3,069,076)
----------------------------------------------------------------------------------------
   Net increase                      332,669    $  3,721,241      613,012   $ 6,919,820
========================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 47

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              12/28/07 (a)
                                                                  Year       Year       Year       Year       (Commencement
                                                                  Ended      Ended      Ended      Ended      of Operations)
                                                                  10/31/12   10/31/11   10/31/10   10/31/09   to 10/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $ 11.22    $ 11.19    $ 10.84    $  9.25    $   10.00
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.36    $  0.34    $  0.35    $  0.39    $    0.25
   Net realized and unrealized gain (loss) on investments            0.29       0.01       0.41       1.57        (0.75)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.65    $  0.35    $  0.76    $  1.96    $   (0.50)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.36)     (0.32)     (0.40)     (0.37)       (0.18)
   Net realized gain                                                (0.02)        --      (0.01)        --        (0.02)
   Tax return of capital                                               --         --         --         --        (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.27    $  0.03    $  0.35    $  1.59    $   (0.75)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 11.49    $ 11.22    $ 11.19    $ 10.84    $    9.25
=============================================================================================================================
Total return*                                                        5.98%      3.22%      7.21%     21.58%       (5.18)%***
Ratio of net expenses to average net assets                          1.00%      1.00%      1.00%      1.00%        1.00%**
Ratio of net investment income to average net assets                 3.26%      2.94%      3.26%      3.83%        3.23%**
Portfolio turnover rate                                                29%        34%        27%        28%          46%***
Net assets, end of period (in thousands)                          $ 9,128    $14,830    $ 6,235    $ 5,434    $   3,628
Ratios with no waiver of fees and assumption of expenses by the
   Adviser:
   Total expenses                                                     1.65%     2.07%      2.35%      2.90%        3.16%**
   Net investment income                                              2.60%     1.86%      1.91%      1.93%        1.07%**
=============================================================================================================================

(a) Class A shares were first publicly offered on December 28, 2007.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              12/28/07 (a)
                                                                  Year       Year       Year       Year       (Commencement
                                                                  Ended      Ended      Ended      Ended      of Operations)
                                                                  10/31/12   10/31/11   10/31/10   10/31/09   to 10/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $ 11.23    $ 11.19    $ 10.82    $  9.23    $   10.00
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.26    $  0.24    $  0.25    $  0.29    $    0.18
   Net realized and unrealized gain (loss) on investments            0.30       0.02       0.43       1.58        (0.76)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.56    $  0.26    $  0.68    $  1.87    $   (0.58)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.26)     (0.22)     (0.30)     (0.28)       (0.12)
   Net realized gain                                                (0.02)        --      (0.01)        --        (0.02)
   Tax return of capital                                               --         --         --         --        (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.28    $  0.04    $  0.37    $  1.59    $   (0.77)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 11.51    $ 11.23    $ 11.19    $ 10.82    $    9.23
=============================================================================================================================
Total return*                                                        5.09%      2.39%      6.45%     20.55%      (5.95)%***
Ratio of net expenses to average net assets                          1.90%      1.90%      1.90%      1.89%        1.90%**
Ratio of net investment income to average net assets                 2.33%      2.15%      2.37%      2.94%        2.29%**
Portfolio turnover rate                                                29%        34%        27%        28%          46%***
Net assets, end of period (in thousands)                          $ 4,414    $ 3,555    $ 3,264    $ 3,281    $   2,471
Ratios with no waiver of fees and assumption
   of expenses by the Adviser:
   Total expenses                                                    2.39%      2.94%      3.00%      3.57%        3.84%**
   Net investment income                                             1.84%      1.11%      1.27%      1.26%        0.35%**
=============================================================================================================================

(a) Class C shares were first publicly offered on December 28, 2007.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 49

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              12/28/07 (a)
                                                                  Year       Year       Year       Year       (Commencement
                                                                  Ended      Ended      Ended      Ended      of Operations)
                                                                  10/31/12   10/31/11   10/31/10   10/31/09   to 10/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $ 11.30    $ 11.22    $ 10.85    $  9.25    $   10.00
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.39    $  0.35    $  0.34    $  0.38    $    0.27
   Net realized and unrealized gain (loss) on investments            0.30       0.05       0.45       1.59        (0.77)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.69    $  0.40    $  0.79    $  1.97    $   (0.50)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.38)     (0.32)     (0.41)     (0.37)       (0.18)
   Net realized gain                                                (0.02)        --      (0.01)        --        (0.02)
   Tax return of capital                                               --         --         --         --        (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.29    $  0.08    $  0.37    $  1.60    $   (0.75)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 11.59    $ 11.30    $ 11.22    $ 10.85    $    9.25
=============================================================================================================================
Total return*                                                        6.24%      3.66%      7.48%     21.69%       (5.12)%***
Ratio of net expenses to average net assets                          0.79%      0.82%      0.94%      1.00%        0.89%**
Ratio of net investment income to average net assets                 3.42%      3.01%      3.31%      3.83%        3.22%**
Portfolio turnover rate                                                29%        34%        27%        28%          46%***
Net assets, end of period (in thousands)                          $15,297    $11,160    $ 4,205    $ 1,809    $   1,542
Ratios with no waiver of fees and assumption
   of expenses by the Adviser:
   Total expenses                                                    1.18%      1.55%      1.86%     2.48%         2.82%**
   Net investment income                                             3.04%      2.28%      2.38%     2.35%         1.29%**
=============================================================================================================================

(a) Class Y shares were first publicly offered on December 28, 2007.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

Notes to Financial Statements | 10/31/12

1. Organization and Significant Accounting Policies

Pioneer Global Aggregate Bond Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 51

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

    At October 31, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

52 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 53

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    At October 31, 2012, the Fund reclassified $15,588 to increase distributions in excess of net investment income and $15,588 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

--------------------------------------------------------------------------------
                                                       2012                 2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $949,306             $493,109
Long-term capital gain                               45,480                   --
--------------------------------------------------------------------------------
    Total                                          $994,786             $493,109
================================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                        $  136,491
Undistributed long-term gain                                            131,789
Current year dividend payable                                           (58,473)
Unrealized appreciation                                               1,629,847
--------------------------------------------------------------------------------
    Total                                                            $1,839,654
================================================================================

54 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the mark to market on forward foreign currency and futures contracts and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $2,114 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2012.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 55

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

H.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At October 31, 2012, the Fund had no securities on loan.

I.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference

56 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. During the year ended October 31, 2012, the Fund had 7 outstanding futures contracts.

    At October 31, 2012, open futures contracts were as follows

--------------------------------------------------------------------------------
                      Number of
                      Contracts         Settlement                    Unrealized
Type                  Long/(Short)      Month           Value         Loss
--------------------------------------------------------------------------------
US 10 Yr Note (CBT)   6                 12/12           $798,188      $(2,391)
US Long Bond (CBT)    1                 12/12           $149,312      $  (156)
--------------------------------------------------------------------------------
    Total             7                                 $947,500      $(2,547)
================================================================================

J.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 57

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,623 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $10,224
Class C                                                                    2,934
Class Y                                                                    1,242
--------------------------------------------------------------------------------
    Total                                                                $14,400
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,001 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Invest-ment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $350 in distribution fees payable to PFD at October 31, 2012.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 58

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2012, CDSCs in the amount of $705 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At October 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2012 was $773,608.

Open portfolio hedges at October 31, 2012 were as follows:

--------------------------------------------------------------------------------------------------
                           Net
                           Contracts to    In Exchange    Settlement                  Unrealized
Currency                   deliver         For USD        Date          Value         Gain (Loss)
--------------------------------------------------------------------------------------------------
AUD (Australian Dollar)       (130,000)    $ (135,294)    11/19/12      $(134,720)    $     574
NOK (Norwegian Krone)          800,000        139,727     12/14/12        140,120           393
INR (Indian Rupee)           3,900,000         70,295     3/15/13          70,796           501
RUB (Russian Ruble)          2,200,000         70,153     3/15/13          68,637        (1,516)
MYR (Malaysian Ringgit)        440,000        143,043     11/16/12        144,293         1,250
RUB (Russian Ruble)          6,600,000        205,569     3/15/13         205,913           344
--------------------------------------------------------------------------------------------------
    Total                                                                             $   1,546
--------------------------------------------------------------------------------------------------

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 59

7. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of October 31, 2012 were as follows:

-----------------------------------------------------------------------------------------------
Derivatives not
accounted for as
hedging instruments             Asset Derivatives 2012             Liabilities Derivatives 2012
under Accounting                --------------------------         ----------------------------
Standards Codification          Statement of Assets                Statement of Assets
(ASC) 815                       and Liabilities                    and Liabilities
                                Location           Value           Location           Value
-----------------------------------------------------------------------------------------------
Unrealized gain/loss
  on Forward Foreign
  Currency Portfolio
  Hedge Contracts               Receivables        $ 1,546         Payables           $     --
Interest Rate                   Net Assets -                       Net Assets -
  Futures*                      Unrealized                         Unrealized
                                Appreciation       $    --         Depreciation       $ (2,547)
-----------------------------------------------------------------------------------------------
    Total                                          $ 1,546                            $ (2,547)
===============================================================================================

*   Reflects unrealized appreciation/depreciation on futures contracts (See Note
    1I). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012 was as follows:

-----------------------------------------------------------------------------------------------
                                                                                    Change in
Derivatives not                                                      Realized       Unrealized
accounted for as                                                     Gain or        Gain or
hedging instruments                                                  (Loss) on      (Loss) on
under Accounting           Location of Gain or (Loss)                Derivatives    Derivatives
Standards Codification     On Derivatives Recognized                 Recognized     Recognized
(ASC) 185                  in Income                                 in Income      in Income
-----------------------------------------------------------------------------------------------
Forward Foreign            Net realized gain (loss) on forward       $30,122
Currency Portfolio         foreign currency contracts and other
Hedge Contracts            assets and liabilities denominated
                           in foreign currencies

Forward Foreign            Change in unrealized gain (loss) on                      $ 1,546
Currency Portfolio         forward foreign currency contracts
Hedge Contracts            and other assets and liabilities
                           denominated in foreign currencies

Forward Foreign            Change in unrealized gain (loss) on
Currency Settlement        forward foreign currency contracts and
Hedge Contracts            other assets and liabilities
                           denominated in foreign currencies                        $ (3,583)

Forward Foreign            Net realized loss on forward foreign
Currency Settlement        currency contracts and other assets
Hedge Contracts            and liabilities denominated in
                           foreign currencies                        $(2,481)

Futures Contracts          Change in net unrealized gain (loss)
                           on futures contracts                                     $ (2,547)

60 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2012, the Fund had no borrowings under a credit facility.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global Aggregate Bond Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global Aggregate Bond Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Aggregate Bond Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indi- cated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ Ernst & Young LLP

Boston, Massachusetts
December 28, 2012

62 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 63

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                Other Directorships
Held with the Fund        Length of Service   Principal Occupation                          Held by Trustee
--------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)      Trustee since       Chairman and Chief Executive Officer,         Director, Broadridge Financial
Chairman of the Board     2007. Serves        Quadriserv, Inc. (technology products for     Solutions, Inc. (investor
and Trustee               until a successor   securities lending industry) (2008 -          communications and securities
                          trustee is          present); private investor (2004 - 2008);     processing provider for
                          elected or          and Senior Executive Vice President, The      financial services industry)
                          earlier             Bank of New York (financial and securities    (2009 - present); Director,
                          retirement or       services) (1986 - 2004)                       Quadriserv, Inc. (2005 -
                          removal.                                                          present); and Commissioner,
                                                                                            New Jersey State Civil Service
                                                                                            Commission (2011 - present)
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)        Trustee since       Managing Partner, Federal City Capital        Director of Enterprise
Trustee                   2007. Serves        Advisors (corporate advisory services         Community Investment, Inc.
                          until a successor   company) (1997 - 2004 and 2008 - present);    (privately-held affordable
                          trustee is          Interim Chief Executive Officer, Oxford       housing finance company) (1985
                          elected or          Analytica, Inc. (privately held research      - 2010); Director of Oxford
                          earlier             and consulting company) (2010); Executive     Analytica, Inc. (2008 -
                          retirement or       Vice President and Chief Financial Officer,   present); Director of The
                          removal.            I-trax, Inc. (publicly traded health care     Swiss Helvetia Fund, Inc.
                                              services company) (2004 - 2007); and          (closed-end fund) (2010 -
                                              Executive Vice President and Chief            present); and Director of New
                                              Financial Officer, Pedestal Inc.              York Mortgage Trust (publicly
                                              (internet-based mortgage trading company)     traded mortgage REIT) (2004 -
                                              (2000 - 2002)                                 2009, 2012 - present)
--------------------------------------------------------------------------------------------------------------------------

64 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                Other Directorships
Held with the Fund        Length of Service   Principal Occupation                          Held by Trustee
--------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman      Trustee since       William Joseph Maier Professor of             Trustee, Mellon Institutional
(67) Trustee              2008. Serves        Political Economy, Harvard University         Funds Investment Trust and
                          until a successor   (1972 - present)                              Mellon Institutional Funds
                          trustee is                                                        Master Portfolio (oversaw 17
                          elected or                                                        portfolios in fund complex)
                          earlier                                                           (1989-2008)
                          retirement or
                          removal.
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham      Trustee since       Founding Director, Vice President and         None
(65) Trustee              2007. Serves        Corporate Secretary, The Winthrop Group,
                          until a successor   Inc. (consulting firm) (1982-present);
                          trustee is          Desautels Faculty of Management, McGill
                          elected or          University (1999 - present); and Manager
                          earlier             of Research Operations and Organizational
                          retirement or       Learning, Xerox PARC, Xerox's advance
                          removal.            research center (1990-1994)
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret       Trustee since       President and Chief Executive Officer,        Director of New America High
(64) Trustee              2007. Serves        Newbury, Piret & Company, Inc. (investment    Income Fund, Inc. (closed-end
                          until a successor   banking firm) (1981 - present)                investment company) (2004 -
                          trustee is                                                        present); and member, Board of
                          elected or                                                        Governors, Investment Company
                          earlier                                                           Institute (2000 - 2006)
                          retirement or
                          removal.
--------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)      Trustee since       Senior Counsel, Sullivan & Cromwell LLP       Director, The Swiss Helvetia
Trustee                   2007. Serves        (law firm) (1998 - present); and Partner,     Fund, Inc. (closed-end
                          until a successor   Sullivan & Cromwell LLP (prior to 1998)       investment company); and
                          trustee is                                                        Director, Invesco, Ltd.
                          elected or                                                        (formerly AMVESCAP, PLC)
                          earlier                                                           (investment manager)
                          retirement or                                                     (1997-2005)
                          removal.
--------------------------------------------------------------------------------------------------------------------------

                Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 65

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                Other Directorships
Held with the Fund        Length of Service   Principal Occupation                          Held by Trustee
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.        Trustee since       Non-Executive Chairman and a director of      None
(86)*                     2007. Serves        Pioneer Investment Management USA Inc.
Trustee, President and    until a successor   ("PIM-USA"); Chairman and a director of
Chief Executive Officer   trustee is          Pioneer; Chairman and Director of Pioneer
of the Fund               elected or          Institutional Asset Management, Inc.
                          earlier             (since 2006); Director of Pioneer
                          retirement or       Alternative Investment Management Limited
                          removal.            (Dublin) (until October 2011); President
                                              and a director of Pioneer Alternative
                                              Investment Management (Bermuda) Limited
                                              and affiliated funds; Deputy Chairman and a
                                              director of Pioneer Global Asset
                                              Management S.p.A. ("PGAM") (until April
                                              2010); Director of Nano-C, Inc. (since
                                              2003); Director of Cole Management Inc.
                                              (2004 - 2011); Director of Fiduciary
                                              Counseling, Inc. (until December 2011);
                                              President of all of the Pioneer Funds; and
                                              Retired Partner, Wilmer Cutler Pickering
                                              Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury       Trustee since       Director, CEO and President of PIM-USA        None
(53)* Trustee and         2007. Serves        (since February 2007); Director and
Executive Vice            until a successor   President of Pioneer and Pioneer
President                 trustee is          Institutional Asset Management, Inc.
                          elected or          (since February 2007); Executive Vice
                          earlier             President of all of the Pioneer Funds
                          retirement or       (since March 2007); Director of PGAM (2007
                          removal.            - 2010); Head of New Europe Division, PGAM
                                              (2000 - 2005); Head of New Markets
                                               Division, PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

66 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

Fund Officers

--------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                Other Directorships
Held with the Fund        Length of Service   Principal Occupation                          Held by Officer
--------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley     Since 2007. Serves  Vice President and Associate General          None
(47) Secretary            at the discretion   Counsel of Pioneer since January 2008 and
                          of the Board.       Secretary of all of the Pioneer Funds since
                                              June 2010; Assistant Secretary of all of
                                              the Pioneer Funds from September 2003 to
                                              May 2010; and Vice President and Senior
                                              Counsel of Pioneer from July 2002 to
                                              December 2007
--------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)    Since 2010. Serves  Fund Governance Director of Pioneer since     None
Assistant Secretary       at the discretion   December 2006 and Assistant Secretary of
                          of the Board.       all the Pioneer Funds since June 2010;
                                              Manager - Fund Governance of Pioneer from
                                              December 2003 to November 2006; and Senior
                                              Paralegal of Pioneer from January 2000 to
                                              November 2003
--------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)         Since 2010. Serves  Counsel of Pioneer since June 2007 and        None
Assistant Secretary       at the discretion   Assistant Secretary of all the Pioneer
                          of the Board.       Funds since June 2010; and Vice President
                                              and Counsel at State Street Bank from
                                              October 2004 to June 2007
--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)      Since 2008. Serves  Vice President - Fund Treasury of Pioneer;    None
Treasurer and Chief       at the discretion   Treasurer of all of the Pioneer Funds since
Financial and             of the Board.       March 2008; Deputy Treasurer of Pioneer
Accounting Officer of                         from March 2004 to February 2008; and
the Fund                                      Assistant Treasurer of all of the Pioneer
                                              Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)     Since 2007. Serves  Assistant Vice President - Fund Treasury of   None
Assistant Treasurer       at the discretion   Pioneer; and Assistant Treasurer of all of
                          of the Board.       the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)        Since 2007. Serves  Fund Accounting Manager - Fund Treasury of    None
Assistant Treasurer       at the discretion   Pioneer; and Assistant Treasurer of all of
                          of the Board.       the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------

Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12 67

--------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                Other Directorships
Held with the Fund        Length of Service   Principal Occupation                          Held by Officer
--------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)     Since 2009.         Fund Administration Manager - Fund Treasury   None
Assistant Treasurer       Serves at the       of Pioneer since November 2008; Assistant
                          discretion of the   Treasurer of all of the Pioneer Funds since
                          Board.              January 2009; and Client Service Manager -
                                              Institutional Investor Services at State
                                              Street Bank from March 2003 to March 2007
--------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)      Since 2010.         Chief Compliance Officer of Pioneer and of    None
Chief Compliance Officer  Serves at the       all the Pioneer Funds since March 2010;
                          discretion of the   Director of Adviser and Portfolio
                          Board.              Compliance at Pioneer since October 2005;
                                              and Senior Compliance Officer for Columbia
                                              Management Advisers, Inc. from October 2003
                                              to October 2005
--------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)     Since 2007.         Director--Transfer Agency Compliance of        None
Anti-Money Laundering     Serves at the       Pioneer and Anti-Money Laundering Officer of
Officer                   discretion of the   all the Pioneer Funds since 2006
                          Board.
--------------------------------------------------------------------------------------------------------------------------

 68    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Invesments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 22520-04-1212

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $85,352 in 2012 and $85,372 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended October
31, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $16,580 for 2012 and $16,580 for 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended October
31, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $16,580 in 2012 and $16,580 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 28, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 28, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 28, 2012

* Print the name and title of each signing officer under his or her signature.